SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Soliciting Material Pursuant to § 240.14a-12

Territorial Bancorp Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF

2017

ANNUAL MEETING AND PROXY STATEMENT

Territorial Bancorp Inc.

1132 Bishop Street, Suite 2200

Honolulu, Hawaii 96813

(808) 946-1400

April 24, 2017

Dear Fellow Stockholder:

You are cordially invited to attend the 2017 annual meeting of stockholders of Territorial Bancorp Inc. The meeting will be held at 1132 Bishop Street, Suite 611, Honolulu, Hawaii, on May 25, 2017, at 8:30 a.m., local time.

The notice of annual meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. Officers of the Company will be present to respond to appropriate questions of stockholders.

As explained in the Proxy Statement, the Board of Directors recommends that you vote for:

◾	Proposal 1: The Election of Directors;
◾	Proposal 2: The Ratification of the Appointment of Moss Adams LLP as our Independent Registered Public Accounting Firm;
◾	Proposal 3: The Advisory Approval of our Executive Compensation;
◾	Proposal 4: The “1 Year” Option With Respect to the Frequency that Stockholders will Vote on our Executive Compensation;
◾	Proposal 5: The Approval of an Amendment to and Re-approval of the Material Terms of the Performance Goals under the Territorial Bancorp Inc. 2010 Equity Incentive Plan; and
◾	Proposal 6: The Re-approval of the Material Terms of the Performance Goals Under the Territorial Bancorp Inc. Annual Incentive Plan.

It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card promptly. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

We look forward to seeing you at the meeting.

Sincerely,

Allan S. Kitagawa

Chairman of the Board, President and

Chief Executive Officer

1132 Bishop Street, Suite 2200

Honolulu, Hawaii 96813

(808) 946-1400

NOTICE OF 2017 ANNUAL MEETING OF STOCKHOLDERS

TIME AND DATE	8:30 a.m. on May 25, 2017

PLACE	1132 Bishop Street, Suite 611
Honolulu, Hawaii

ITEMS OF BUSINESS	(1) To elect two directors to serve for a term of three years.

(2) To ratify the selection of Moss Adams LLP as our independent registered public accounting firm for the year ending December 31, 2017.

(3) To consider a nonbinding proposal to approve our executive compensation as described in the proxy statement.

(4) To consider a nonbinding proposal with respect to the frequency that stockholders will vote on our executive compensation.

(5) To approve an amendment to and to re-approve the material terms of the performance goals under the Territorial Bancorp Inc. 2010 Equity Incentive Plan.

(6) To re-approve the material terms of the performance goals under the Territorial Bancorp Inc. Annual Incentive Plan.

(7) To transact such other business as may properly come before the meeting and any adjournment or postponement thereof.

RECORD DATE	To vote, you must have been a stockholder at the close of business on March 31, 2017.

PROXY VOTING

It is important that your shares be represented and voted at the meeting. You can vote your shares by completing and returning the proxy card or voting instruction card sent to you. Voting instructions are printed on your proxy or voting instruction card and included in the accompanying proxy statement. You can revoke a proxy at any time before its exercise at the meeting by following the instructions in the proxy statement.

Vernon Hirata
Corporate Secretary
April 24, 2017

PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Territorial Bancorp Inc. (the “Company”) to be used at the annual meeting of stockholders of the Company. The Company is the holding company for Territorial Savings Bank (the “Bank”). The annual meeting will be held at 1132 Bishop Street, Suite 611, Honolulu, Hawaii, on Thursday, May 25, 2017, at 8:30 a.m., local time. This proxy statement and the enclosed proxy card are being mailed to stockholders of record on or about April 24, 2017.

Voting and Proxy Procedure

Who Can Vote at the Meeting

You are entitled to vote your Company common stock if the records of the Company show that you held your shares as of the close of business on March 31, 2017. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by your broker or other nominee. As the beneficial owner, you have the right to direct your broker how to vote.

As of the close of business on March 31, 2017, there were 9,807,648 shares of Company common stock outstanding for voting purposes. Each share of common stock has one vote. The Company’s Articles of Incorporation provide that, subject to certain exceptions, a record owner of the Company’s common stock for a person who beneficially owns, either directly or indirectly, in excess of 10% of the Company’s outstanding shares, is not entitled to any vote in respect of the shares held in excess of the 10% limit.

Attending the Meeting

If you were a stockholder as of the close of business on March 31, 2017, you may attend the meeting. However, if your shares of Company common stock are held by a broker, bank, or other nominee (i.e., in “street name”), you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or a letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of Company common stock held in street name in person at the meeting, you will have to get a written proxy in your name from the broker, bank, or other nominee who holds your shares.

Vote Required

A majority of the outstanding shares of common stock entitled to vote is required to be represented at the meeting to constitute a quorum for the transaction of business. If you return valid proxy instructions or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for purposes of determining the existence of a quorum. A broker non-vote occurs when a broker, bank, or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker, bank, or other nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

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In voting on the election of directors, you may vote in favor of all nominees, withhold votes as to all nominees, or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. Directors are elected by a plurality of the votes cast at the annual meeting. This means that the nominees receiving the greatest number of votes will be elected. Votes that are withheld and broker non-votes will have no effect on the outcome of the election. In addition, the Company has adopted a majority voting policy with respect to the election of directors. For more information, see “Majority Voting Policy.”

In voting to ratify the appointment of Moss Adams LLP as our independent registered public accounting firm, you may vote in favor of the proposal, vote against the proposal, or abstain from voting. To be approved, this matter requires the affirmative vote of a majority of the votes cast at the annual meeting. Broker non-votes and abstentions will not be counted as votes cast and will have no effect on this proposal.

In voting on the nonbinding proposal to approve our executive compensation, you may vote in favor of the proposal, vote against the proposal, or abstain from voting. To approve the proposal, the affirmative vote of a majority of the votes cast at the annual meeting is required. Broker non-votes and abstentions will not be counted as votes cast and will have no effect on this proposal. While this vote is required by law, it will neither be binding on us or the Board of Directors, nor will it create or imply any change in the fiduciary duties of, or impose any additional fiduciary duty on, us or the Board of Directors.

In voting on the non-binding proposal with respect to the frequency that stockholders will vote on our executive compensation, a stockholder may select that stockholders: (i) consider the proposal every “1 Year”; (ii) consider the proposal every “2 Years”;

(iii) consider the proposal every “3 Years”; or (iv) “abstain” from voting on the proposal. Generally, approval of any matter presented to stockholders requires the affirmative vote of a majority of the votes cast. However, because this vote is advisory and non-binding, if none of the frequency options receive a majority of the votes cast, the option receiving the greatest number of votes will be considered the frequency recommended by our stockholders. Broker non-votes and abstentions will not be counted as votes cast and will have no effect on this proposal. Even though this vote will neither be binding on us or the Board of Directors, nor will it create or imply any change in the fiduciary duties of, or impose any additional fiduciary duty on us or the Board of Directors, the Board of Directors will take into account the outcome of this vote in making a determination on the frequency that advisory votes on executive compensation will be included in our proxy statements.

In voting to approve an amendment to and to re-approve the material terms of the performance goals under the Territorial Bancorp Inc. 2010 Equity Incentive Plan, you may vote in favor of the proposal, against the proposal or abstain from voting. To be approved, this matter requires the affirmative vote of a majority of the votes cast at the annual meeting. Broker non-votes and abstentions will not be counted as votes cast and will have no effect on this proposal.

In voting to re-approve the material terms of the performance goals under the Territorial Bancorp Inc. Annual Incentive Plan, you may vote in favor of the proposal, against the proposal or abstain from voting. To be approved, this matter requires the affirmative vote of a majority of the votes cast at the annual meeting. Broker non-votes and abstentions will not be counted as votes cast and will have no effect on this proposal.

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Voting by Proxy

The Company’s Board of Directors is sending you this proxy statement to request that you allow your shares of Company common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of Company common stock represented at the meeting by properly executed and dated proxies will be voted according to the instructions indicated on the proxy card. If you sign, date, and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company’s Board of Directors. The Board of Directors recommends that you:

◾ vote for each of the nominees for director;

◾ vote for ratification of the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm;

◾  vote for the approval of our executive compensation as described in this proxy statement;

◾ vote for the “1 Year” option with respect to the frequency that stockholders will vote on our executive compensation;

◾ vote for the approval of an amendment to and re-approval of the material terms of the performance goals under the Territorial Bancorp Inc. 2010 Equity Incentive Plan; and

◾ vote for the re-approval of the material terms of the performance goals under the Territorial Bancorp Inc. Annual Incentive Plan.

If any matters not described in this proxy statement are properly presented at the annual meeting and you have returned a validly executed proxy card, the persons named in the proxy card will use their judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the meeting to solicit additional proxies. The Company does not currently know of any other matters to be presented at the meeting.

You may revoke your proxy at any time before the vote is taken at the annual meeting. To revoke your proxy, you must advise the Corporate Secretary of the Company in writing before your common stock has been voted at the annual meeting, deliver a later dated proxy, or attend the meeting and vote your shares in person by ballot. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

If your Company common stock is held in street name, you will receive instructions from your broker or other nominee that you must follow to have your shares voted. Your broker or other nominee may allow you to deliver your voting instructions via the telephone or the Internet. Please review the proxy card or instruction form provided by your broker or other nominee that accompanies this proxy statement.

Participants in the ESOP and 401(k) Plan

If you participate in the Territorial Savings Bank Employee Stock Ownership Plan (the “ESOP”) or if you hold Territorial Bancorp Inc. common stock through the Territorial Savings Bank 401(k) Plan (the “401(k) Plan”), you will receive vote authorization forms for the plans that reflect all shares you may direct the trustees to vote on your behalf under the plans. Under the terms of the ESOP, the ESOP trustee votes all shares held by the ESOP, but each ESOP participant may direct the trustee how to vote the shares of common stock allocated to his or her account. The ESOP trustee, subject to the exercise of its fiduciary responsibilities, will vote all unallocated shares of Territorial Bancorp Inc. common stock held by the ESOP and allocated shares for which no voting instructions are received in the same proportion as shares for which it has received timely voting instructions. Under the terms of the 401(k) Plan, a participant

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is entitled to provide voting instructions for all shares credited to his or her 401(k) Plan account and held in the Territorial Bancorp Inc. Stock Fund. Shares for which no voting instructions are given or for which instructions were not timely received will be voted in the same proportion as shares for which voting instructions were received. The deadline for returning your

ESOP and 401(k) Plan voting instructions is May 18, 2017.

If you have any questions about voting, please contact Senior Vice President and Director of Investor Relations, Walter Ida, at (808) 946-1400.

Corporate Governance

General

The Company periodically reviews its corporate governance policies and procedures to ensure that the Company meets the highest standards of ethical conduct, reports results with accuracy and transparency, and maintains full compliance with the laws, rules and regulations that govern the Company’s operations. As part of this periodic corporate governance review, the Board of Directors reviews and adopts what it believes to be best corporate governance policies and practices for the Company.

Code of Ethics and Business Conduct

We have adopted a Code of Ethics and Business Conduct that is designed to promote the highest standards of ethical conduct by our directors, executive officers, and employees. The Code of Ethics and Business Conduct requires that our directors, executive officers, and employees avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner, and otherwise act with integrity and in our best interest. Under the terms of the Code of Ethics and Business Conduct, directors, executive officers, and employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of the Code of Ethics and Business Conduct. A copy of the Code of Ethics and Business Conduct can be found in the “TSB—Investor Relations—Corporate Governance” section of our Web site, www.territorialsavings.net. Amendments to and waivers from our Code of Ethics and Business Conduct will be disclosed in the “TSB—Investor Relations—Corporate Governance” section of our Web site.

As a mechanism to encourage compliance with the Code of Ethics and Business Conduct, we have established procedures to receive, retain, and treat complaints regarding accounting, internal accounting controls, and auditing matters. These procedures ensure that individuals may submit concerns regarding questionable accounting or auditing matters in a confidential and anonymous manner. The Code of Ethics and Business Conduct also prohibits us from retaliating against any director, executive officer, or employee who reports actual or apparent violations of the Code of Ethics and Business Conduct.

In addition, we have adopted a Code of Ethics for Senior Officers that is applicable to our senior financial officers, including our principal executive officer, principal financial officer, principal accounting officer, and all officers performing similar functions. A copy of the Code of Ethics for Senior Officers can be found in the “TSB—Investor Relations—Corporate Governance” section of our

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Web site, www.territorialsavings.net. Amendments to and waivers from our Code of Ethics for Senior Officers will be disclosed in the “TSB—Investor Relations—Corporate Governance” section of our Web site.

Meetings of the Board of Directors

The Company conducts business through meetings of its Board of Directors and through activities of its committees. During 2016, the Board of Directors held 15 meetings (not including committee meetings), and our independent directors met 13 times in executive session without management present. No director attended fewer than 75% of the total meetings of the Board of Directors and the committees on which such director served (held during the period for which the director has served as a director or committee member, as appropriate).

Committees of the Board of Directors

The following table identifies our Audit, Compensation, and Nominating and Corporate Governance committees and their members. All members of each committee are independent in accordance with the listing standards of the NASDAQ Stock Market, Inc. Each of these committees operates under a written charter that is available in the “TSB—Investor Relations—Corporate Governance” section of the Company’s Web site, www.territorialsavings.net.

	Nominating and Corporate Governance	Compensation	Audit
	Francis E. Tanaka *	Kirk W. Caldwell *	Howard Y. Ikeda *
	Kirk W. Caldwell	Howard Y. Ikeda	Francis E. Tanaka
	Richard I. Murakami	Richard I. Murakami	Richard I. Murakami
David S. Murakami
Number of Meetings in 2016:	2	6	5

*	Denotes Chairperson.

Audit Committee.    Pursuant to Territorial Bancorp Inc.’s Audit Committee Charter, the Audit Committee assists the Board of Directors in its oversight of the Company’s accounting and reporting practices, the quality and integrity of the Company’s financial reports and the Company’s compliance with applicable laws and regulations. The Audit Committee is also responsible for engaging the Company’s independent registered public accounting firm and monitoring its conduct and independence. In addition to meeting the independence requirements of the NASDAQ Stock Market, Inc., each member of the Audit Committee meets the audit committee independence requirements of the Securities and Exchange Commission. The Board of Directors has designated Howard Y. Ikeda as an audit committee financial expert under the rules of the Securities and Exchange Commission. The report of the Audit Committee required by the rules of the Securities and Exchange Commission is included in this proxy statement. See “Audit Committee Report.”

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Compensation Committee.    Pursuant to Territorial Bancorp Inc.’s Compensation Committee Charter, the Compensation Committee approves the compensation objectives for the Company and Territorial Savings Bank and establishes the compensation for the Chief Executive Officer and other executives. Our Chairman of the Board, President and Chief Executive Officer, Allan Kitagawa, provides recommendations to the Compensation Committee on matters of compensation philosophy, plan design, and the general guidelines for employee compensation. However, Mr. Kitagawa does not vote on and is not present for any discussion of his own compensation. These recommendations are then considered by the Compensation Committee. The Compensation Committee reviews all compensation components for the Company’s Chief Executive Officer and other highly compensated executive officers’ compensation including base salary, annual incentive, long-term incentives, and perquisites. In addition to reviewing competitive market values, the committee also examines the total compensation mix, pay-for-performance relationship, and how all elements, in the aggregate, comprise the executive’s total compensation package. Decisions by the Compensation Committee with respect to the compensation of executive officers are approved by the full Board of Directors. See “Compensation Discussion and Analysis” for more information regarding the role of the Compensation Committee in determining and/or recommending the amount or form of executive compensation. The report of the Compensation Committee required by the rules of the Securities and Exchange Commission is included in this proxy statement. See “Compensation Committee Report.”

Nominating and Corporate Governance Committee.    Pursuant to Territorial Bancorp Inc.’s Nominating and Corporate Governance Committee charter, the Nominating and Corporate Governance Committee assists the Board of Directors in identifying qualified individuals to serve as Board members, in determining the composition of the Board of Directors and its committees, in monitoring a process to assess Board effectiveness, and in developing and implementing the Company’s corporate governance guidelines. The Nominating and Corporate Governance Committee also considers and recommends the nominees for director to stand for election at the Company’s annual meeting of stockholders. The procedures of the Nominating and Corporate Governance Committee required to be disclosed by the rules of the Securities and Exchange Commission are included in this proxy statement. See “Nominating and Corporate Governance Committee Procedures.”

Attendance at the Annual Meeting

The Board of Directors encourages each director to attend annual meetings of stockholders. All of our directors attended the 2016 Annual Meeting of Stockholders.

Board Leadership Structure

The Board of Directors currently combines the position of Chairman of the Board with the position of Chief Executive Officer, coupled with a lead independent director to strengthen the Company’s governance structure. The Board of Directors believes this provides an efficient and effective leadership model for the Company. Combining the Chairman of the Board and Chief Executive Officer positions fosters clear accountability, effective decision-making, alignment on corporate strategy, and a clear and direct channel of communication from senior management to the full Board of Directors. To further strengthen the leadership of the Board of Directors, the Board selects a lead independent director on an annual basis, currently Director Richard Murakami. The responsibilities of the lead

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independent director include leading all Board meetings of “nonmanagement” directors. The Board of Directors believes its administration of its risk oversight function is not adversely affected by the Board of Directors’ leadership structure. To assure effective independent oversight, the Board has adopted a number of governance practices, including holding executive sessions of the independent directors at least twice a year or more often as needed. In addition, the Compensation Committee, which consists only of independent directors, evaluates the performance of our Chairman of the Board and Chief Executive Officer and presents its findings to our independent directors.

Risk Oversight

The Board of Directors has an active role, as a whole and also at the committee level, in overseeing management of the Company’s risks. The Board of Directors satisfies this responsibility through the review of minutes from each committee regarding such committee’s considerations and actions, through frequent attendance as nonvoting guests at committee meetings and through regular reports directly from officers responsible for oversight of particular risks within our organization. The Board of Directors regularly reviews information regarding the Company’s credit, liquidity, and operations, as well as the risks associated with such areas. The Company’s Compensation Committee is responsible for overseeing the management of risks relating to the Company’s executive compensation plans and arrangements. The Audit Committee oversees management of financial risks. The Nominating and Corporate Governance Committee manages risks associated with the Company’s corporate governance, including the independence of the Board of Directors and potential conflicts of interest. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board of Directors is regularly informed about such risks. The Board of Directors annually reviews our conflicts of interest policy to ensure all directors are in compliance with the policy.

Risks relating to the direct operations of Territorial Savings Bank are further overseen by its Board of Directors, who are the same individuals who serve on the Board of Directors of Territorial Bancorp Inc. The Board of Directors of Territorial Savings Bank also has additional committees that conduct additional risk oversight. Further, the Board of Directors oversees risks through the establishment of policies and procedures that are designed to guide daily operations in a manner consistent with applicable laws, regulations, and risks acceptable to the organization, such as the requirement that all loan relationships in excess of $5.0 million must be submitted to the Board of Directors Loan Committee for approval, subject to ratification by the full Board of Directors, or to the full Board of Directors for approval.

Stock Ownership

The following table provides information as of March 31, 2017, with respect to persons known by the Company to be the beneficial owners of more than 5% of the Company’s outstanding common stock. A person may be considered to own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investing power. Percentages are based on 9,807,648 shares of Company common stock issued and outstanding as of March 31, 2017.

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Name and Address	Number of Shares Owned	Percent of Common Stock Outstanding
Territorial Savings Bank Employee Stock Ownership Plan 1132 Bishop St., Suite 2200 Honolulu, Hawaii 96813	960,190	9.8%
Renaissance Technologies LLC (1) Renaissance Technologies Holdings Corporation 800 Third Avenue New York, New York 10022	502,900	5.1%

(1)  As disclosed in Schedule 13G filed with the Securities and Exchange Commission on February 14, 2017.

Proposal 1 — Election of Directors

The Board of Directors of Territorial Bancorp Inc. is presently composed of six members. The Board is divided into three classes, each with three-year staggered terms, with approximately one-third of the directors elected each year. The nominees for election this year are Howard Y. Ikeda and David S. Murakami, both of whom are current directors of the Company and the Bank.

The Board of Directors has determined that each of our directors, with the exception of Chairman of the Board, President and Chief Executive Officer Allan S. Kitagawa, is “independent” as defined in the listing standards of the NASDAQ Stock Market. Mr. Kitagawa is not independent because he is one of our executive officers.

In determining the independence of the directors listed above, the Board of Directors reviewed the following transactions, none of which is required to be reported under “Transactions with Certain Related Persons” below. Director Kirk W. Caldwell has a mortgage loan and overdraft protection with Territorial Savings Bank. Director David S. Murakami has a mortgage loan, a home equity line of credit and overdraft protection with Territorial Savings Bank. Director Richard I. Murakami has a mortgage loan and overdraft protection with Territorial Savings Bank. Director Francis E. Tanaka has a mortgage loan with Territorial Savings Bank.

It is intended that the proxies solicited by the Board of Directors will be voted for the election of the nominees named below. If any nominee is unable to serve, and you have returned a validly executed proxy card, the persons named in the proxy card will vote your shares to approve the election of any substitute proposed by the Board of Directors. Alternatively, the Board of Directors may adopt a resolution to reduce the size of the Board. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve.

The following table sets forth certain information regarding our directors, nominees proposed by the Board of Directors, and executive officers. Shares beneficially owned include shares of common stock over which a person has, directly or indirectly, sole or shared voting or investment power. Unless otherwise indicated, none of the shares listed are pledged as security, and each of the named individuals has sole voting power and sole investment power with respect to the number of shares shown. Percentages of common stock owned are based on 9,807,648 shares of Company common stock issued and outstanding as of March 31, 2017.

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Name	Position(s) Held With Territorial Bancorp Inc.	Age (1)	Director Since (2)	Current Term Expires	Shares Beneficially Owned as of March 31, 2017	Percent of Common Stock
NOMINEES
Howard Y. Ikeda	Director	71	1988	2017	70,975 (3)	*
David S. Murakami (4)	Director	77	2006	2017	56,075 (5)	*
CONTINUING DIRECTORS
Allan S. Kitagawa	Chairman of the Board, President and Chief Executive Officer	71	1986	2018	296,743 (6)	3.0%
Richard I. Murakami (4)	Director	89	1981	2018	82,024 (7)	*
Kirk W. Caldwell	Director	64	2007	2019	79,877 (8)	*
Francis E. Tanaka	Director	71	2011	2019	4,839 (9)	*
EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS
Vernon Hirata	Vice Chairman, Co-Chief Operating Officer, General Counsel and Corporate Secretary	64			261,724 (10)	2.7%
Ralph Y. Nakatsuka	Vice Chairman and Co-Chief Operating Officer	61			262,214 (11)	2.7%
Karen J. Cox	Senior Vice President-Administration	71			49,009 (12)	*
Richard K.C. Lau	Senior Vice President and Chief Lending Officer	74			70,733 (13)	*
Melvin M. Miyamoto	Senior Vice President, Treasurer and Chief Financial Officer	63			50,552 (14)	*
All Directors and Executive Officers as a Group (11 persons)					1,284,765	13.1%

*	Less than 1%.

(1)  As of December 31, 2016.

(2)  Includes service with Territorial Savings Bank.

(3)  Includes 3,200 shares held by an individual retirement account, 10,022 shares owned by Mr. Ikeda’s spouse, and 31,275 stock options that are exercisable within 60 days of March 31, 2017.

(4)  David S. Murakami and Richard I. Murakami are not related.

(5)  Includes 900 shares held jointly by David S. Murakami’s spouse and his children, and 31,275 stock options that are exercisable within 60 days of March 31, 2017.

(6)  Includes 27,355 shares held through the Territorial Savings Bank 401(k) Plan, 9,286 shares held through the Territorial Savings Bank Employee Stock Ownership Plan, 10,000 shares owned by Mr. Kitagawa’s spouse, and 111,419 stock options that are exercisable within 60 days of March 31, 2017.

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(7)  Includes 10,000 shares held in trust, 34,395 stock options that are exercisable within 60 days of March 31, 2017 and 6,141 unvested shares of restricted stock over which Mr. Richard I. Murakami has voting power.

(8)  Includes 41,275 stock options that are exercisable within 60 days of March 31, 2017.

(9)  Includes 3,085 stock options that are exercisable within 60 days of March 31, 2017.

(10)  Includes 37,418 shares held through the Territorial Savings Bank 401(k) Plan, 9,286 shares held through the Territorial Savings Bank Employee Stock Ownership Plan, 15,600 shares held in trust, 377 shares owned by Mr. Hirata’s spouse, and 142,410 stock options that are exercisable within 60 days of March 31, 2017.

(11)  Includes 9,286 shares held through the Territorial Savings Bank Employee Stock Ownership Plan and 146,430 stock options that are exercisable within 60 days of March 31, 2017.

(12)  Includes 13,791 shares held through the Territorial Savings Bank 401(k) Plan, 7,885 shares held through the Territorial Savings Bank Employee Stock Ownership Plan, 500 shares held as trustee for two grandchildren, and 14,643 stock options that are exercisable within 60 days of March 31, 2017.

(13)  Includes 11,330 shares held through the Territorial Savings Bank 401(k) Plan, 8,534 shares held through the Territorial Savings Bank Employee Stock Ownership Plan, 1,500 shares held by a corporation, and 19,524 stock options that are exercisable within 60 days of March 31, 2017.

(14)  Includes 14,737 shares held through the Territorial Savings Bank 401(k) Plan, 7,816 shares held through the Territorial Savings Bank Employee Stock Ownership Plan, and 19,524 stock options that are exercisable within 60 days of March 31, 2017.

The Board of Directors recommends a

vote “FOR” the election of all nominees.

The business experience for at least the past five years of each of our directors and nominees proposed by the Board of Directors is set forth below. The biographies of each of the nominees and continuing Board members below contain information regarding the person’s business experience and the experiences, qualifications, attributes, or skills that caused the Nominating Committee and the Board of Directors to determine that the person should serve as a director. Each director is also a director of Territorial Savings Bank. Unless otherwise indicated, directors and executive officers have held their positions for the past five years.

All of the nominees and directors continuing in office are long-time residents of the communities served by Territorial Bancorp Inc. and its subsidiaries and many of such individuals have operated, or currently operate, businesses located in such communities. As a result, each nominee and director continuing in office has significant knowledge of the businesses that operate in Territorial Bancorp Inc.’s market area, an understanding of the general real estate market, values and trends in such communities, and an understanding of the overall demographics of such communities. Additionally, as residents of such communities, each nominee and continuing director has direct knowledge of the trends and developments occurring in such communities. As the holding company for a community banking institution, Territorial Bancorp Inc. believes that the local knowledge and experience of its directors assists Territorial Bancorp Inc. in assessing the credit and banking needs of its customers, developing products and services to better serve its customers, and assessing the risks inherent in its lending operations, and provides Territorial Bancorp Inc. with greater business development opportunities. As local residents, our nominees and directors are also exposed to the advertising, product offerings, and community development efforts of competing institutions which, in turn, assists Territorial Bancorp Inc. in structuring its marketing efforts and community outreach programs.

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Nominees for Election of Directors

The nominees standing for election are:

Howard Y. Ikeda

Howard Y. Ikeda is the President of Ikeda and Wong, CPA, Inc., an independent public accounting firm in the State of Hawaii. Mr. Ikeda is a Certified Public Accountant licensed to practice in the State of Hawaii. He began his career with what is now KPMG LLP and has been in public accounting for over 40 years. His firm is now one of the larger independent accounting firms in Hawaii. Mr. Ikeda’s professional and business experience provide the Board of Directors with valuable insight into the accounting issues Territorial Bancorp Inc. faces and in assessing strategic transactions involving Territorial Bancorp Inc. and Territorial Savings Bank. His experience as a Certified Public Accountant qualifies him to be a member of the Audit Committee as a “financial expert” for purposes of the rules and regulations of the Securities and Exchange Commission.

David S. Murakami

David S. Murakami was a Certified Residential Appraiser in the State of Hawaii, and was the owner of DSM Appraisal Company from 1982 until 2011, when he retired. His firm focused on appraising residential real property. Mr. Murakami previously worked as a Senior Vice President-Loan Administrator with financial institutions in the State of Hawaii beginning in 1962. Mr. Murakami’s business experience, both with financial institutions and as a Certified Residential Appraiser, gives him extensive insights into Territorial Savings Bank’s challenges and opportunities in its overall operations and lending activities. He is also well-known in the local community as he was a long-time assistant coach for the highly visible University of Hawaii-Manoa baseball program.

Directors Continuing in Office

The following directors have terms ending in 2018:

Allan S. Kitagawa

Allan S. Kitagawa has served as Chairman of the Board and Chief Executive Officer of Territorial Savings Bank since 1986, and was named President in 2007. Mr. Kitagawa worked with American Savings and Loan Association from 1974 to 1986, including service as Executive Vice President and Chief Executive Officer of the Hawaii Division. Mr. Kitagawa is a Certified Public Accountant who began his career with what is now KPMG LLP. Under Mr. Kitagawa’s leadership, Territorial Savings Bank has grown significantly while the Bank’s conservative lending practices have resulted in continued low levels of nonperforming assets.

Richard I. Murakami

Richard I. Murakami is the retired President of a major building, material and bonding company in Hawaii and previously was employed for 20 years as a Vice President of a Hawaii based commercial bank. Mr. Murakami is a well-known and respected member of the Japanese-American community. He also provides insight into the traditional savings and loan depositor as these customers constitute a significant part of the customer base of Territorial Savings Bank.

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The following directors have terms ending in 2019:

Kirk W. Caldwell

Kirk W. Caldwell was elected Mayor of the City and County of Honolulu in November 2012, and took office January 2, 2013. He previously held this position as acting Mayor from July 2010 to October 2012. Mr. Caldwell served as Managing Director of the City and County of Honolulu, Hawaii, from January 2009 until July 2010. Mr. Caldwell was Of Counsel to the law firm of Ashford & Wriston from 2011 until December 31, 2012, where he had worked from 1984 until 2009, including as partner. Much of his practice consisted of representing financial institutions, including Territorial Savings Bank. Prior to his appointment as Managing Director of the City and County of Honolulu, Mr. Caldwell also served as the majority leader of the State of Hawaii House of Representatives, and had served as a state representative since 2002. Mr. Caldwell provides the Board of Directors with a significant understanding of the communities in which we operate. Moreover, his experience as an attorney that represented financial institutions continues to provide value to the Board since the Bank is regulated by both the state and federal banking regulators.

Francis E. Tanaka

Francis E. Tanaka retired in 2001 as the Executive Vice President – Controller of Haseko (Hawaii), Inc., the U.S. subsidiary of a large Japanese publicly-traded company that is in the engineering, construction, real estate development, investment, and property management business throughout the world. For 18 years, Mr. Tanaka was in charge of the financial management of the Hawaii subsidiary, which still conducts residential, office, and commercial development in Hawaii. Prior to that, he was controller of a construction company. He is a Certified Public Accountant and was employed by national and local certified public accounting firms early in his career. He continues to perform limited tax services and business consulting in his retirement. Mr. Tanaka’s financial and accounting background, including supervision and preparation of financial statements for a Securities and Exchange Commission-registered real estate venture of the Hawaii subsidiary, adds depth to the Audit Committee. He also provides the Board of Directors with knowledge of real estate development in Hawaii and of Japanese companies doing business in Hawaii.

Proposal 2 — Ratification of Independent

Registered Public Accounting Firm

The Audit Committee of the Board of Directors has appointed Moss Adams LLP to be the Company’s independent registered public accounting firm for the year ending December 31, 2017, subject to ratification by stockholders. A representative of Moss Adams LLP is expected to be present at the annual meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he or she desire to do so.

If the ratification of the appointment of Moss Adams LLP is not approved by a majority of the votes cast by stockholders at the annual meeting, other independent registered public accounting firms may be considered by the Audit Committee of the Board of Directors.

Even if the selection of Moss Adams LLP is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such change is in the best interest of the Company and its stockholders.

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The Board of Directors recommends that stockholders vote “FOR” the ratification of the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm.

KPMG LLP was previously the independent registered public accounting firm for the Company. On April 9, 2015, the firm was dismissed as the Company’s independent registered public accounting firm. The decision to dismiss KPMG LLP was approved by the Audit Committee of the Company.

During the years ended December 31, 2014 and 2013 and the subsequent interim period through April 9, 2015, there were no: (1) disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinion to the subject matter of the disagreement, or (2) reportable events under Item 304(a)(1)(v) of Regulation S-K except that KPMG LLP advised the Company of the following material weaknesses noted below.

The audit reports of KPMG LLP on the consolidated financial statements of the Company as of and for the years ended December 31, 2014 and 2013 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. The audit reports of KPMG LLP on the effectiveness of internal control over financial reporting as of December 31, 2014 and 2013 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except that KPMG LLP’s report indicates that the Company did not maintain effective internal control over financial reporting as of December 31, 2013 because of the effect of material weaknesses on the achievement of the objectives of the control criteria and contains an explanatory paragraph that states material weaknesses related to the Company’s (1) risk assessment processes for effective identification of financial reporting risks and controls, (2) investment securities policies and processes, and (3) income tax policies and procedures.

Audit Fees

The following table sets forth the fees to Moss Adams LLP for the years ended December 31, 2016 and 2015.

	2016	2015
Audit fees	$ 459,000	$ 441,000
Audit-related fees (1)	$ 49,000	$ --
Tax fees (2)	$ 28,360	$ 14,250
All other fees	$ --	$ --

(1)  Audit-related fees pertain to the audit of the financial statements of certain employee benefit plans.

(2)  Tax fees consist of tax return preparation and other tax matters.

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The following table sets forth the fees to KPMG LLP for the years ended December 31, 2016 and 2015.

	2016	2015
Audit fees (1)	$ 25,000	$ --
Audit-related fees (2)	$ --	$ 73,900
Tax fees (3)	$ --	$ 26,500
All other fees	$ --	$ --

(1)   Audit fees relate to the audit of Territorial Bancorp Inc.’s consolidated financial statements, the audits of internal controls over financial reporting, reviews of financial statements included in the Company’s quarterly reports on Form 10-Q and regulatory and statutory engagements related to the aforementioned statements, and to Securities and Exchange Commission registration statements.

(2)  Audit-related fees pertain to the audit of the financial statements of certain employee benefit plans.

(3)  Tax fees consist of tax return preparation and other tax matters.

Pre-Approval of Services by the Independent

Registered Public Accounting Firm

The Audit Committee is responsible for appointing, setting compensation and overseeing the work of the independent registered public accounting firm. In accordance with its charter and written policy, the Audit Committee approves, in advance, all audit and permissible non-audit services to be performed by the independent registered public accounting firm, or such services can be performed in accordance with the Audit Committee’s written pre-approval policy. Such approval process ensures that the external auditor does not provide any non-audit services to us that are prohibited by law or regulation.

During each of the years ended December 31, 2016 and 2015, 100% of the fees paid to Moss Adams LLP were either approved, in advance, by the Audit Committee, or pre-approved under the Audit Committee’s written pre-approval policy, and during the year ended December 31, 2015, 100% of the audit-related fees and tax fees paid to KPMG LLP were approved, in advance, by the Audit Committee.

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Proposal 3 — Advisory (Nonbinding)

Vote on Executive Compensation

Based upon a Board determination that considered the advice of stockholders at our 2011 Annual Meeting of Stockholders, stockholders are annually being given the opportunity to vote on an advisory (nonbinding) resolution to approve the compensation of our “Named Executive Officers,” as described in this proxy statement under “Compensation Discussion and Analysis” and the compensation tables and narrative disclosure. This proposal, commonly known as a “say-on-pay” proposal, gives stockholders the opportunity to endorse or not endorse the Company’s executive pay program.

The purpose of our compensation policies and procedures is to attract and retain experienced, highly qualified executives critical to the Company’s long-term success and enhancement of stockholder value. The Board of Directors believes the Company’s compensation policies and procedures achieve this objective, and therefore recommend stockholders vote “FOR” the proposal. Specifically, stockholders are being asked to approve the following resolution:

“RESOLVED, that the compensation paid to the Company’s Named Executive Officers, as disclosed in this proxy statement pursuant to Item 402 of Securities and Exchange Commission Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion is hereby APPROVED.”

Although nonbinding, the Board of Directors and the Compensation Committee value constructive dialogue on executive compensation and other important governance topics with our stockholders and encourage all stockholders to vote their shares on this matter. The Board of Directors and the Compensation Committee will review the voting results and take them into consideration when making future decisions regarding our executive compensation programs.

Unless otherwise instructed, validly executed proxies will be voted “FOR” this resolution.

The Board of Directors unanimously recommends that you vote “FOR” the resolution set forth in Proposal 3.

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Proposal 4 — Advisory (Non-Binding) Vote on the Frequency of

Voting on Executive Compensation

In accordance with Section 14A of the Securities Exchange Act of 1934, as amended, stockholders are being given the opportunity to vote on an advisory (non-binding) resolution at the Annual Meeting to approve the compensation of executive officers (the “say-on-pay” advisory vote in Proposal 3 above) this year, as they have done on an annual basis since 2011. As required by federal regulations, we are required to submit to stockholders the question of the frequency of advisory votes on executive compensation at least once every six years. Accordingly, we are also asking stockholders to vote on whether future “say-on-pay” advisory votes on executive compensation should occur every year, every two years or every three years.

After careful consideration, the Board of Directors recommends that future stockholder “say-on-pay” advisory votes on executive compensation continue to be conducted every year. The determination was based upon the premise that Named Executive Officer compensation is evaluated, adjusted and approved on an annual basis by the Board of Directors upon a recommendation from the Compensation Committee and the belief that investor sentiment should be a factor taken into consideration by the Compensation Committee in making its annual recommendation.

Stockholders will be able to specify one of four choices for this proposal on the proxy card: every 1 Year, every 2 Years, every 3 Years or abstain. Unless otherwise instructed, validly executed proxies will be voted for the “1 Year” option on this matter.

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Proposal 5 — Approval of an Amendment to and Re-Approval of the Material Terms of the Performance Goals Under the Territorial Bancorp Inc. 2010 Equity Incentive Plan

The Board of Directors originally adopted and stockholders approved the Territorial Bancorp, Inc. 2010 Equity Incentive Plan in 2010. On March 29, 2016, the Board of Directors approved an amendment to the Territorial Bancorp Inc. 2010 Equity Incentive Plan, which was approved by stockholders at the 2016 Annual Meeting.

We are submitting for stockholder approval (1) an amendment to the Territorial Bancorp Inc. 2010 Equity Incentive Plan, as amended and restated (the “2010 Equity Plan”) that was adopted, subject to stockholder approval, by the Compensation Committee and the Board of Directors on March 29, 2017, to include the ability to grant restricted stock unit awards under the plan and (2) the material terms of the performance goals under the 2010 Equity Plan for stockholder re-approval to meet the requirements under Section 162(m) of the Internal Revenue Code (the “Code”). The amended and restated plan is substantially the same as the plan as amended in 2016, with the exceptions that the plan would allow the Company to grant restricted stock unit awards (but would not add any additional shares to the plan for restricted stock unit awards or for any other awards under the plan) and would include “total shareholder return” as a performance goal for performance-based awards under plan.

We are not seeking to increase the number of shares authorized for issuance under the 2010 Equity Plan.

Section 162(m) Re-approval

Approval of this proposal will constitute re-approval of the material terms of the performance goals under the 2010 Equity Plan for purposes of Section 162(m) of the Code. This will have the effect of extending the period (which expired at the 2015 Annual Meeting) during which the Company may grant awards intended to qualify as “performance-based compensation” for purposes of Section 162(m) of the Code, to the time the 2010 Equity Plan will terminate in 2020. Despite the fact that the original period during which the Company could grant awards intended to qualify as “performance-based compensation” for purposes of Section 162(m) expired in 2015, the Company did not grant any awards under the 2010 Equity Plan during 2015 or 2016 that were intended to qualify as “performance-based compensation.”

Section 162(m) of the Code generally does not allow a publicly-held company to obtain tax deductions for compensation of more than $1.0 million paid in any year to its Chief Executive Officer, or any of its other three most highly compensated executive officers (other than its Chief Financial Officer), unless the payments are “performance-based” in accordance with conditions specified under Section 162(m) of the Code. Generally, under Section 162(m) of the Code, it is required that the material terms of the performance goals under the 2010 Equity Plan must be approved every five years in order to grant “performance-based compensation.” If the material terms of the performance goals are not approved within this five-year period, we would not be able to grant any “performance-based compensation” for purposes of Section 162(m) of the Code unless and until requisite stockholder approval is obtained in accordance with the provisions of Section 162(m) of the Code.

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As stated above, although we did not seek re-approval of the material terms of the performance measures in 2015 or 2016, we did not make any awards under the plan that would have otherwise been intended to qualify as “performance-based compensation” during 2015 or 2016. We are now seeking re-approval of the material terms of the performance goals so that we may make grants of awards under the 2010 Equity Plan that would qualify as “performance-based compensation.” We have in the past and we specifically reserve our right in the future to pay compensation that is not deductible under Section 162(m) of the Code.

If our stockholders do not approve this proposal, then the current terms of the 2010 Equity Plan will remain in effect. However, we will not be able to grant any “performance-based compensation” for purposes of Section 162(m) of the Code unless and until requisite stockholder approval is obtained in accordance with the provisions of Section 162(m) of the Code. If our stockholders do not approve this proposal, performance-based awards (other than time-based stock options) granted in 2017 prior to our 2017 Annual Meeting will be null and void and we will not be able to grant restricted stock unit awards under the plan. The failure of stockholders to approve this proposal will not affect any awards granted under the 2010 Equity Plan that are not intended to be performance-based awards. As noted above, we will still be permitted to grant awards pursuant to the 2010 Equity Plan (other than restricted stock unit awards), but we may be precluded from taking a deduction for awards that would otherwise qualify as “performance-based.” Our executive officers and directors (including our director nominees) have an interest in this proposal as they would be eligible to receive awards under the 2010 Equity Plan.

Summary of the 2010 Equity Plan

The following is a summary of the material features of the 2010 Equity Plan, as amended. The summary is qualified in its entirety by reference to the complete text of the 2010 Equity Plan, a copy of which is attached as Appendix A to this Proxy Statement.

General. Subject to permitted adjustments for certain corporate transactions, the 2010 Equity Plan authorizes the issuance or delivery to participants of up to 1,862,637 shares of Company common stock pursuant to grants of restricted stock awards, restricted stock unit awards, incentive stock options, and non-qualified stock options; provided, however, that no more than 1,612,637 shares may be issued or delivered in the aggregate pursuant to the exercise of stock options, and no more than 1,106,318 shares may be issued or delivered pursuant to restricted stock awards or restricted stock unit awards. As of March 29, 2017, the 2010 Equity Plan had 1,628 shares available for the awards of stock options and 268,958 shares available for the award of restricted stock and, if approved, restricted stock units. We are not seeking to increase the number of shares available for awards under the 2010 Equity Incentive Plan.

The 2010 Equity Plan is administered by the members of our Compensation Committee who are “Disinterested Board Members,” as defined in the 2010 Equity Plan (the “Committee”). The Committee has full and exclusive power within the limitations set forth in the 2010 Equity Plan to make all decisions and determinations regarding the selection of participants and the granting of awards; establishing the terms and conditions relating to each award; adopting rules, regulations and guidelines for carrying out the 2010 Equity Plan’s purposes; and interpreting and otherwise construing the 2010 Equity Plan. The Equity Incentive Plan also permits the Board of Directors or the Committee to

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delegate to one or more officers of the Company the power to: (i) designate officers and employees who will receive awards; and (ii) determine the number of awards to be received by them, provided that the delegation is not prohibited by applicable law or the rules of the stock exchange on which our common stock is traded. Awards intended to be “performance-based” under Section 162(m) of the Code must be granted by the Committee in order to be exempt from the $1.0 million limit on deductible compensation for tax purposes.

The Committee may grant an award under the 2010 Equity Plan as an alternative to or replacement of an existing award under the 2010 Equity Plan or any other plan of Territorial Bancorp or its subsidiaries, or as the form of payment for grants or rights earned or due under any other plan or arrangement of Territorial Bancorp or its subsidiaries, including the plan of any entity acquired by Territorial Bancorp or its subsidiaries.

The 2010 Equity Plan may be funded with authorized but unissued shares or with shares repurchased in open market transactions.

Eligibility. Employees and directors of the Company and Territorial Savings Bank are eligible to receive awards under the 2010 Equity Plan, except that non-employees may not be granted incentive stock options.

Types of Awards. The Committee may determine the type and terms and conditions of awards under the 2010 Equity Plan, which shall be set forth in an award agreement delivered to each participant. Each award shall be subject to conditions established by the Committee that are set forth in the recipient’s award agreement, and shall be subject to vesting conditions and restrictions as determined by the Committee. Awards may be granted in a combination of incentive and non-qualified stock options, restricted stock or restricted stock units, as follows:

Stock Options. A stock option is the right to purchase shares of common stock at a specified price for a specified period of time. The exercise price may not be less than the fair market value of a share of our common stock on the date the stock option is granted. Fair market value for purposes of the 2010 Equity Plan means the final sales price of the Company’s common stock as reported on the NASDAQ stock market on the date in question, or if the Company’s common stock was not traded on that date, then on the day prior to that date or on the next preceding day on which the Company’s common stock was traded, and without regard to after-hours trading activity. The Committee will determine the fair market value of the common stock, in accordance with Section 422 of the Code, if it cannot be determined in the manner described above. Further, the Committee may not grant a stock option with a term that is longer than 10 years.

Stock options are either “incentive” stock options or “non-qualified” stock options. Incentive stock options have certain tax advantages that are not available to non-qualified stock options, and must comply with the requirements of Section 422 of the Code. Only employees are eligible to receive incentive stock options. Outside directors may only receive non-qualified stock options under the 2010 Equity Plan. Shares of common stock purchased upon the exercise of a stock option must be paid for at the time of exercise either (i) by personal, certified or cashier’s check, (ii) by tendering stock of Territorial Bancorp owned by the participant in satisfaction of the exercise price, (iii) by a “cashless exercise,” (iv) by other property deemed acceptable to the Committee (including by “net-exercise”), or (v) by any combination of the foregoing. The total number of shares that may be acquired upon the exercise of a stock option will be rounded down to the nearest whole share.

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Restricted Stock. A restricted stock award is a grant of common stock, subject to vesting requirements, to a participant for no consideration or such minimum consideration as may be required by applicable law or regulation. Restricted stock awards may be granted only in whole shares of common stock and are subject to vesting conditions and other restrictions established by the Committee as set forth in the 2010 Equity Plan or the award agreement. Prior to vesting of the restricted stock award, unless otherwise determined by the Committee, the recipient of a restricted stock award may exercise any voting rights with respect to common stock subject to an award and receive any dividends and distributions with respect to the common stock.

Restricted Stock Units. A restricted stock unit award is similar to a restricted stock award except that no share of common stock is actually awarded to the recipient on the date of grant. Each restricted stock unit is evidenced by an award agreement that specifies the restriction period, the number of restricted stock units granted and such other provision as the Committee will determine. Restricted stock unit awards will be paid in shares of common stock, or, in the sole discretion of the Committee, in cash or a combination of cash and shares of common stock.

Dividend Equivalents. The Committee or the Board is authorized to grant dividend equivalents with respect to any award available under the Plan, other than stock options. Dividend equivalents confer on the participant the right to receive payments equal to cash dividends or distributions with respect to all or a portion of the number of shares of stock subject to the award. Unless otherwise determined, dividend equivalents are deemed to be reinvested in additional shares of stock subject to the same vesting restrictions as the shares to which they relate. Alternatively, the Committee or the Board may determine that dividend equivalents (except with respect to performance awards) will be paid as accrued or held in a non-interest bearing account until the award vests.

Prohibition Against Repricing of Options. The 2010 Equity Plan provides that neither the Committee nor the Board of Directors is authorized to make any adjustment or amendment that reduces or would have the effect of reducing the exercise price of a stock option previously granted.

Limitation on Awards Under the 2010 Equity Plan. As of March 29, 2017, the 2010 Equity Plan had 1,628 shares available for the awards of stock options and 268,958 shares available for the award of restricted stock and, if approved, restricted stock units. We are not seeking to increase the number of shares available for grant under the 2010 Equity Plan at this time. If approved, the shares attributable to restricted stock unit awards would come from the existing reserve for restricted stock awards under the plan.

The following overall limits apply to awards under the 2010 Equity Plan (although, as stated above fewer shares currently remain available for grant under the 2010 Equity Plan):

◾

the maximum number of shares of stock, in the aggregate, that may be issued or delivered to any one employee participant pursuant to the exercise of stock options is 428,159 shares, all of which may be issued during any calendar year;

◾

the maximum number of shares of stock, in the aggregate, that may be issued or delivered to any one employee participant pursuant to restricted stock awards or restricted stock unit awards is 276,579 shares, all of which may be issued during any calendar year;

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◾

the maximum number of shares of stock that may be issued or delivered to any one individual non-employee director pursuant to the exercise of stock options, in the aggregate, shall be 85,630 shares or, and the maximum number of shares that may be issued or delivered to any one individual non-employee director pursuant to restricted stock awards or restricted stock unit awards, in the aggregate, shall be 55,315 shares; and

◾

the maximum number of shares of stock that may be issued or delivered to all non-employee directors, in the aggregate, pursuant to the exercise of stock options shall be 513,791 shares, and the maximum number of shares that may be issued or delivered to all non-employee directors in the aggregate pursuant to restricted stock awards or restricted stock unit awards shall be 331,895.

To the extent any shares of stock covered by an award (including restricted stock awards or restricted stock unit awards) under the 2010 Equity Plan are not delivered to a participant or beneficiary for any reason, including because the award is forfeited or canceled or because a stock option is not exercised, then such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of stock available for delivery under the plan. To the extent (i) a stock option is exercised by using an actual or constructive exchange of shares to pay the exercise price, or (ii) shares of stock covered by an award are withheld to satisfy withholding taxes upon exercise or vesting of the award, the number of shares of stock available shall be reduced by the gross number of stock options exercised rather than the net number of shares of stock issued.

In the event of a corporate transaction involving the stock of Territorial Bancorp Inc. (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the foregoing share limitations and all outstanding awards will automatically be adjusted proportionally and uniformly to reflect such event to the extent that the adjustment will not affect the award’s status as “performance-based compensation” under Section 162(m) of the Code, if applicable; provided, however, that the Committee may adjust awards to preserve the benefits or potential benefits of the awards, including the prevention of automatic adjustments if appropriate.

Performance Features. A federal income tax deduction for the Company is generally unavailable for annual compensation in excess of $1.0 million paid to its chief executive officer and three other most highly compensated officers (other than its chief financial officer) named in the summary compensation table. However, amounts that constitute “performance-based compensation” (under Section 162(m) of the Code) are not counted toward the $1.0 million limit. The 2010 Equity Plan is designed so that stock options will be considered performance-based compensation. The Committee may designate whether any restricted stock awards or restricted stock unit awards granted to any participant are intended to be performance-based compensation. Any restricted stock awards or restricted stock unit awards designated as performance-based compensation will be conditioned on the achievement of one or more performance measures, to the extent required by Section 162(m) of the Code.

The performance measures that may be used for performance-based awards will be based on any one or more of the following performance measures, as selected by the Committee:

◾	basic earnings per share;

◾	basic cash earnings per share;

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◾	diluted earnings per share;

◾	diluted cash earnings per share;

◾	net income (before or after taxes);

◾	cash earnings;

◾	net interest income;

◾	non-interest income;

◾	general and administrative expense to average assets ratio;

◾	cash general and administrative expense to average assets ratio;

◾	efficiency ratio;

◾	cash efficiency ratio;

◾	return on average assets;

◾	cash return on average assets;

◾	return on average stockholders’ equity;

◾	cash return on average stockholders’ equity;

◾	return on average tangible stockholders’ equity;

◾	cash return on average tangible stockholders’ equity;

◾	core earnings;

◾	operating income;

◾	operating efficiency ratio;

◾	net interest rate spread;

◾	growth in assets, loans, or deposits;

◾	loan production volume;

◾	non-performing loans;

◾

cash flow; strategic business objectives, consisting of one or more objectives based upon meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures, or goals relating to capital raising and capital management;

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◾	total shareholder return; or

◾	any combination of the foregoing.

Performance measures may be based on the performance of Territorial Bancorp as a whole or of any one or more subsidiaries or business units of Territorial Bancorp or a subsidiary and may be measured relative to a peer group, an index or a business plan. The Committee may adjust performance measures after they have been set, but only to the extent the Committee exercises negative discretion as permitted under applicable law for purposes of an exception to Section 162(m) of the Code. In establishing the performance measures, the Committee may provide for the inclusion or exclusion of certain items. Additionally, the grant of an award intended to be performance-based compensation and the establishment of any performance-based measures shall be made during the period required by Section 162(m) of the Code.

Vesting of Awards. The Committee may specify vesting requirements on any award. If the vesting of an award under the 2010 Equity Plan is conditioned on the completion of a specified period of service with Territorial Bancorp or its subsidiaries, without the achievement of performance measures or objectives, then the required period of service for full vesting shall be determined by the Committee and evidenced in an award agreement. Unless the Committee specifies otherwise, awards may not vest at a rate exceeding 20% per year commencing one year after the date of grant; subject to acceleration of vesting in the event of death and substantial disability. The Committee may determine that all stock options then held by a participant shall become fully exercisable (subject to expiration provisions otherwise applicable to such award) and all restricted stock awards or restricted stock unit awards shall be fully earned and vested immediately. Unless the Committee specifies that an unvested award will be forfeited on retirement (as defined in the 2010 Equity Plan), any unvested award will continue to vest following retirement in accordance with the vesting schedule set forth in the award agreement. Notwithstanding the foregoing, at least 95% of all awards granted under the 2010 Equity Plan after May 26, 2016, shall be subject to a vesting requirement of at least one year of service following the grant of the award, unless accelerated vesting is due to death, disability or an involuntary termination

Change in Control. With respect to any award granted under the 2010 Equity Plan after May 26, 2016, at the time of an involuntary termination at or following a Change in Control (as that term is defined in the 2010 Equity Plan), all stock options will become exercisable and remain exercisable for one year following the involuntary termination and restricted stock awards and, if approved, restricted stock unit awards (other than restricted stock unit awards granted as performance-based compensation) will become fully vested. With respect to awards granted prior to May 26, 2016, unless otherwise stated in an award agreement as determined by the Committee, upon the occurrence of a Change in Control of the Company, all restricted stock awards then held by a participant will become fully vested and all stock option awards shall become fully exercisable.

Forfeiture. The Committee may specify that rights and benefits with respect to any award may be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events in addition to any otherwise applicable vesting or performance conditions. Such events include termination for cause; termination of service, violations of material policies; breach of noncompetition, confidentiality or other restrictive covenants; or any other conduct that is detrimental to Territorial Bancorp’s business or reputation, its affiliates and/or its subsidiaries.

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If Territorial Bancorp is required to prepare an accounting restatement due to the material noncompliance of Territorial Bancorp, as a result of misconduct, with any financial reporting requirement under the securities laws, any participant who is subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 shall reimburse Territorial Bancorp the amount of any payment in settlement of an award earned or accrued during the twelve-month period following the first public issuance or filing with the Securities and Exchange Commission of the financial document embodying such financial reporting requirement. In addition, in the event of an accounting restatement, the Committee, in its sole and exclusive discretion, may require that any participant reimburse Territorial Bancorp for all or any part of the amount of any payment in settlement of any award granted hereunder.

Amendment and Termination. The Board of Directors may, at any time, amend or terminate the 2010 Equity Plan or any award granted under the 2010 Equity Plan, provided that, except as provided in the 2010 Equity Plan, no amendment or termination may adversely impair the rights of an outstanding award without the participant’s (or affected beneficiary’s) written consent. The Board of Directors may not amend the provision of the 2010 Equity Plan related to repricing, materially increase the original number of securities that may be issued under the 2010 Equity Plan (other than as provided in the 2010 Equity Plan), materially increase the benefits accruing to a participant, or materially modify the requirements for participation in the 2010 Equity Plan, without approval of stockholders. Notwithstanding the foregoing, the Board of Directors may, without stockholder approval, amend the 2010 Equity Plan at any time, retroactively or otherwise, to ensure that the 2010 Equity Plan complies with current or future law and the Board of Directors may unilaterally amend the 2010 Equity Plan and any outstanding award, without participant consent, in order to maintain an exemption from, or to comply with, Section 409A of the Code, and its applicable regulations and guidance.

Duration of Plan. The 2010 Equity Plan will remain in effect as long as any awards under it are outstanding; however, no awards may be granted under the 2010 Equity Plan on or after the 10-year anniversary of the effective date of the 2010 Equity Plan. At any time, the Board of Directors may terminate the 2010 Equity Plan. However, any termination of the 2010 Equity Plan will not affect outstanding awards.

U.S. Federal Income Tax Consequences

The following is a summary of the federal income tax consequences that may arise in conjunction with participation in the 2010 Equity Plan.

Non-Qualified Stock Options. The grant of a non-qualified option will not result in taxable income to the participant. Except as described below, the participant will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired over the exercise price for those shares, and the Company will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

Incentive Stock Options. The grant of an incentive stock option will not result in taxable income to the participant. The exercise of an incentive stock option will not result in taxable income to the participant provided the participant was, without a break in service, an employee of the Company or

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a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant is disabled, as that term is defined in the Code).

The excess of the fair market value of the shares at the time of the exercise of an incentive stock option over the exercise price is an adjustment that is included in the calculation of the participant’s alternative minimum taxable income for the tax year in which the incentive stock option is exercised. For purposes of determining the participant’s alternative minimum tax liability for the year of disposition of the shares acquired pursuant to the incentive stock option exercise, the participant will have a basis in those shares equal to the fair market value of the shares at the time of exercise.

If the participant does not sell or otherwise dispose of the shares within two years from the date of the grant of the incentive stock option or within one year after the exercise of such stock option, then, upon disposition of such shares, any amount realized in excess of the exercise price will be taxed as a capital gain. A capital loss will be recognized to the extent that the amount realized is less than the exercise price.

If the foregoing holding period requirements are not met, the participant will generally realize ordinary income at the time of the disposition of the shares, in an amount equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the exercise price, or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price, and the Company will be entitled to a corresponding deduction. If the amount realized exceeds the value of the shares on the date of exercise, any additional amount will be a capital gain. If the amount realized is less than the exercise price, the participant will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.

Restricted Stock. A participant who has been granted a restricted stock award will not realize taxable income at the time of grant, provided that that the stock subject to the award is not delivered at the time of grant, or if the stock is delivered, it is subject to restrictions that constitute a “substantial risk of forfeiture” for federal income tax purposes. Upon the later of delivery or vesting of shares subject to an award, the holder will realize ordinary income in an amount equal to the then fair market value of those shares and the Company will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of delivery or vesting. Dividends paid to the holder during the restriction period, if so provided, will also be compensation income to the participant and the Company will be entitled to a corresponding deduction for tax purposes. A participant who makes an election under Section 83(b) of the Code will include the full fair market value of the restricted stock award in taxable income in the year of grant at the grant date fair market value.

Restricted Stock Units. A participant who has been granted a restricted stock unit will not realize taxable income as long as the award remains in the form of a restricted stock unit. When the restricted stock unit is extinguished and a stock award is issued, the tax consequences for restricted stock awards (see paragraph above) will be realized. If, in the sole discretion of the Committee, the restricted stock unit is converted to a cash amount and distributed, the participant will recognize income at the time of distribution equal to the cash received. A restricted stock unit does not have

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voting rights or dividend rights. Since no stock is transferred to the participant on the grant date of the restricted stock unit, an election to have the restricted stock unit taxed at the grant date cannot be made since Section 83(b) of the Code requires a transfer of stock.

Withholding of Taxes. The Company may withhold amounts from participants to satisfy withholding tax requirements. Except as otherwise provided by the committee who administers the 2010 Equity Plan, participants may have shares withheld from awards or may tender previously owned shares to the Company to satisfy the minimum tax withholding requirements.

Change in Control. In the event of a change in control, outstanding unvested awards under the 2010 Equity Plan may be considered parachute payments that would cause an “excess parachute payment” under the Code. An excess parachute payment may subject the participant to a 20% excise tax and preclude deduction by the Company.

Deduction Limits. Section 162(m) of the Code generally limits the Company’s ability to deduct for tax purposes compensation in excess of $1.0 million per year for its chief executive officer and the three other most highly compensated executives (excluding the chief financial officer) named in the summary compensation table (“covered employees”). Restricted stock awards and restricted stock unit awards, other than performance-based restricted stock awards or restricted stock unit awards, and other awards that are not subject to performance goals may be subject to this deduction limit if income recognized on the awards plus other compensation of the executive that is subject to the limit exceeds $1.0 million. “Qualified performance-based compensation” is not subject to this limit and is fully deductible by the Company. “Qualified performance-based compensation” is compensation that is subject to a number of requirements such as stockholder approval of possible performance goals, and objective quantification of those goals in advance. Stock options available for award under the 2010 Equity Plan will be considered “qualified performance-based compensation” even if such awards vest solely due to the passage of time during the performance of services. Accordingly, if an award is not exempt from Section 162(m), income recognized on such award by a covered employee will be subject to the $1.0 million deduction limit on compensation.

In the case of performance-based awards granted to a covered employee that are not distributed until after the covered employee’s retirement or other termination of employment, the $1.0 million deduction limit will not apply and the award will be fully deductible. Performance awards may provide for accelerated vesting upon death, disability, or a change in control and still be considered exempt from the $1.0 million deduction limit. The amended 2010 Equity Plan is designed so that stock options and performance-based restricted stock awards and restricted stock unit awards that are subject to performance goals may qualify as qualified performance-based compensation that is not subject to the $1.0 million deduction limit.

Tax Advice. The preceding discussion is based on federal tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the federal income tax aspects of the amended 2010 Equity Plan. A participant may also be subject to state and local taxes in connection with the grant of awards under the amended 2010 Equity Plan. The Company suggests that participants consult with their individual tax advisors to determine the applicability of the tax rules to the awards granted to them in their personal circumstances.

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New Plan Benefits; Awards Granted Under the 2010 Equity Plan

In addition to awards already granted and outstanding pursuant to the 2010 Equity Plan, the restricted stock unit awards detailed in the New Plan Benefits table below include the awards granted to our executives, non-employee directors and employees pursuant to the 2010 Equity Plan, conditioned upon the approval by our stockholders of the proposed amendment to the 2010 Equity Plan and the re-approval of the material terms of the performance goals under the 2010 Equity Plan for purposes of Section 162(m) of the Code.

It is not possible to determine all of the benefits or amounts that will be received by or allocated to participants under the 2010 Equity Plan because future awards granted under 2010 Equity Plan will be made at the discretion of our Compensation Committee (or subcommittee thereof, if necessary for Section 162(m) of the Code).

Our executive officers have a financial interest in this proposal because our Compensation Committee has selected and may in the future select one or more of our executive officers as eligible to receive grants under the 2010 Equity Plan. Additionally, our directors (including members of our Compensation Committee) have received, and in the future may receive additional, grants under the 2010 Equity Plan.

Name and Position	Dollar Value of Time-Based Restricted Units to be Granted (1)	Number of Time-Based Restricted Units to be Granted	Dollar Value of Performance- Based Restricted Units to be Granted (Maximum) (2)	Number of Performance-Based Restricted Units to be Granted (Maximum)
Allan S. Kitagawa, Chairman of the Board, President, and Chief Executive Officer	$155,773	4,972	$233,596	7,456
Melvin M. Miyamoto, Senior Vice President, Treasurer and Chief Financial Officer	$12,720	406	$19,049	608
Vernon Hirata, Vice Chairman, Co-Chief Operating Officer, General Counsel, and Corporate Secretary	$58,806	1,877	$88,225	2,816
Ralph Y. Nakatsuka, Vice Chairman and Co-Chief Operating Officer	$58,806	1,877	$88,225	2,816
Richard K.C. Lau, Senior Vice President and Chief Lending Officer	$14,788	472	$22,150	707
Executive Group	$300,893	9,604	$451,245	14,403
Non-Employee Director Group	--	--	--	--

(1) Determined by multiplying the closing price of our common stock on March 29, 2017 by the number of time-based restricted units granted.

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(2) Represents potential payments at maximum level of achievement, determined by multiplying the closing price of our common stock on March 29, 2017 by the maximum number of performance-based restricted units granted. Depending on actual performance, payments could range from zero to 100% of the amount shown, with 66% of the amounts shown paid at target level of achievement.

Unless otherwise instructed, validly executed proxies will be voted “FOR” this proposal.

The Board of Directors unanimously recommends that you vote “FOR” the approval of an amendment to and re-approval of the material terms of the performance goals under the Territorial Bancorp Inc. 2010 Equity Incentive Plan.

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Proposal 6 — Re-Approval of the Material Terms of the Performance Goals Under the Territorial Bancorp Inc. Annual Incentive Plan

We are submitting to our stockholders for re-approval the material terms of the performance goals under the Territorial Bancorp Inc. Annual Incentive Plan, as amended and restated (the “Annual Incentive Plan”) in order to ensure that compensation paid under the Annual Incentive Plan continues to be considered qualified performance-based compensation under Section 162(m) of the Code.

Section 162(m) of the Code generally disallows a federal income tax deduction to any publicly-held corporation for compensation paid in excess of $1.0 million in any taxable year to the Chief Executive Officer or any of the three other most highly compensated executive officers (other than the Chief Financial Officer) who are named in the summary compensation table and are employed by the corporation on the last day of the taxable year. However, there is an exception to this limit on deductibility for qualified performance-based compensation, the material terms of which are disclosed to and approved by the stockholders. Qualified performance-based compensation is fully deductible without regard to this limit.

Because the Annual Incentive Plan allows us to select from a list of performance goals when setting the terms of an award, Section 162(m) of the Code requires that we seek stockholder approval of the material terms of the performance goals at five-year intervals, in order to preserve the treatment of amounts paid under the Annual Incentive Plan as qualified performance-based compensation. The material terms include the employees eligible under the Annual Incentive Plan, a description of the business criteria on which performance goals are based, and the maximum amount of compensation payable under the Annual Incentive Plan to any one employee if the performance goals are attained. Each of these aspects of the Annual Incentive Plan is described below.

The Annual Incentive Plan, as amended and restated, is substantially similar to the plan as approved by our stockholders at the 2012 annual meeting. However, certain immaterial changes have been made to the plan to clarify the duration of the plan and to eliminate certain unnecessary defined terms. In addition, “total shareholder return” and “nonperforming assets ratio” have been added as possible performance goals under the Annual Incentive Plan. We have not made any other changes with respect to the material terms of the performance goals or other terms of the Annual Incentive Plan. If stockholders fail to approve the proposal, no cash incentive compensation will be paid under the Annual Incentive Plan for any year beginning in 2018, but awards previously made, including for 2017, shall continue in accordance with their terms.

The Annual Incentive Plan is intended to enable the Company to provide incentive cash compensation in a tax-efficient manner to key employees of the Company who contribute to the profitability and growth of the Company by linking and aligning the personal interests of participants with the goals of the Company through incentive awards. The plan is also intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of participants who make significant contributions to the Company’s success and to allow participants to share in the success of the Company.

The incentive bonus process for the named executive officers under the Annual Incentive Plan is discussed under “Compensation Discussion and Analysis.”

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The following is a summary of the material features of the Annual Incentive Plan, which is qualified in its entirety by reference to the provisions of the Annual Incentive Plan, attached hereto as Appendix B.

General

The Annual Incentive Plan is administered by the members of the Compensation Committee (the “Committee”) who are “outside directors,” as defined in Section 162(m) of the Code. The Committee has full and exclusive power within the limitations set forth in the Annual Incentive Plan to make all decisions and determinations regarding the selection of participants and the granting of awards; establishing the terms and conditions relating to each award; adopting rules, regulations, and guidelines with respect to the Annual Incentive Plan; and interpreting and otherwise construing the Annual Incentive Plan. The Annual Incentive Plan also permits the Committee to delegate to one or more officers of the Company or a subsidiary the power to: (i) designate employees who will receive awards; and (ii) determine the size of any such awards. However, the Committee may not delegate its responsibilities to any such officer for awards to be granted to that officer; the resolution providing such authorization sets forth the total number of awards such officer may grant; and the officer shall report periodically to the Committee regarding the nature and scope of the awards granted pursuant to the authority delegated. Awards intended to be “performance-based” under Code Section 162(m) may only be granted by the Committee in order to be exempt from the $1.0 million limit on deductible compensation for tax purposes.

Eligibility

The officers and key employees of the Company who may be selected from time to time by the Committee are eligible to receive awards under the Annual Incentive Plan.

Types of Awards

The Committee may determine the terms and conditions of awards under the Annual Incentive Plan, which shall be set forth in an award agreement delivered to each participant. The Committee may grant awards that are payable based on the attainment of a specific performance goal or goals, with or without additional service requirements. Generally, awards shall be paid in cash lump sums no later than March 15 of the calendar year following the calendar year in which the awards are earned, unless receipt of the amounts are deferred in accordance with Code Section 409A and the terms of the Annual Incentive Plan. At present, this eligible group consists of three persons.

Performance Features

The performance measures that may be used for awards made under the Annual Incentive Plan will be based on any one or more of the following performance measures, as selected by the Committee:

◾	basic earnings per share;

◾	basic cash earnings per share;

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◾	diluted earnings per share;

◾	diluted cash earnings per share;

◾	net income (before or after taxes);

◾	net income before interest, taxes, depreciation, and/or amortization;

◾	cash earnings;

◾	net interest income;

◾	noninterest income;

◾	general and administrative expense to average assets ratio;

◾	cash general and administrative expense to average assets ratio;

◾	efficiency ratio;

◾	cash efficiency ratio;

◾	return on average assets;

◾	cash return on average assets;

◾	return on average stockholders’ equity;

◾	cash return on average stockholders’ equity;

◾	return on average tangible stockholders’ equity;

◾	cash return on average tangible stockholders’ equity;

◾	core earnings;

◾	operating income;

◾	operating efficiency ratio;

◾	net interest rate spread;

◾	growth in assets, loans, or deposits;

◾	loan production volume;

◾	nonperforming loans;

◾	nonperforming asset ratio;

◾	cash flow;

◾

strategic business objectives, consisting of one or more objectives based upon meeting specified cost targets, business expansion goals, objectively determinable and measurable regulatory (or regulatory-related) requirements;

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◾	goals relating to acquisitions or divestitures;

◾

goals relating to capital raising and capital management, or goals related to objectively determinable and measurable best practices where the outcome is substantially uncertain at the time the performance goal is set;

◾	total shareholder return; or

◾	any combination of the foregoing.

Performance measures may be based on the performance of the Company as a whole or of any one or more subsidiaries or business units of the Company or a subsidiary and may be measured relative to a peer group, an index, or a business plan. The Committee may adjust performance measures after they have been set, but only to the extent the Committee exercises negative discretion as permitted under applicable law for purposes of an exception to Code Section 162(m). In establishing the performance measures, the Committee may provide for the inclusion or exclusion of certain items. Additionally, the grant of an award intended to be performance-based compensation and the establishment of any performance-based measures shall be made during the period required by Section 162(m) of the Code.

Vesting of Awards

Generally, awards are fully vested if the performance goals are achieved and, if any service requirements are imposed with respect to an award, when the service requirement has been met.

Change in Control

Unless otherwise stated in an award agreement as determined by the Committee, upon the occurrence of a change in control of the Company, (i) all then-outstanding awards with performance goals yet to be achieved shall be considered to be earned at target values or at such value otherwise determined by the Committee and payable at the time set forth in the award agreement and (ii) upon a participant’s involuntary termination for a reason other than cause during the one-year period following a change in control, any service requirement applicable to the then-outstanding awards shall be considered satisfied.

Forfeiture

The Committee may specify in an award agreement that the participant’s rights, payments, and benefits with respect to the award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions, which may include, but is not limited to, termination of employment for cause, any other termination of employment, violation of material Company policies, breach of noncompetition, confidentiality or other restrictive covenants, or other conduct that is detrimental to the business or reputation of the Company or any subsidiary.

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In addition, if the Company is required to prepare an accounting restatement due to errors, omissions, or fraud, the Committee may require any participant who is subject to forfeiture of his or her award under Section 304 of the Sarbanes-Oxley Act of 2002 or Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 to reimburse the Company for the amount of any payment of an award that exceeded the amount that would have been payable to the participant had the financial statements been initially filed as restated or any greater or lesser amount that the Committee shall determine. In addition, in the event of an accounting restatement for any reason, the Committee, in its sole and exclusive discretion, may require that any participant reimburse the Company for all or any part of the amount of any payment in settlement of any award granted hereunder.

Effective Date, Amendment and Termination

The Annual Incentive Plan became effective upon stockholder approval in 2012. The plan, as amended and restated shall continue in effect indefinitely, provided stockholder approval is obtained at the Company’s 2017 Annual Meeting. In the event stockholder approval is not obtained at the 2017 Annual Meeting, the plan shall terminate for purposes of future awards but awards previously made shall continue in accordance with their terms. Also, at any time, the Company may terminate the Annual Incentive Plan. However, any termination of the Annual Incentive Plan will not affect outstanding awards.

The Board of Directors may, at any time, amend or terminate the Annual Incentive Plan or any award granted under the Annual Incentive Plan, provided that, except as provided in the Annual Incentive Plan, no amendment or termination may adversely impair the rights of an outstanding award without the participant’s (or affected beneficiary’s) written consent. The Board of Directors may not materially increase the maximum amount to be granted to any one employee under the Annual Incentive Plan without approval of stockholders. Notwithstanding the foregoing, the Board of Directors may, without stockholder approval, amend the Annual Incentive Plan at any time, retroactively or otherwise, to ensure that the Annual Incentive Plan complies with current or future law and the Board of Directors may unilaterally amend the Annual Incentive Plan and any outstanding award, without participant consent, in order to maintain an exemption from, or to comply with, Section 409A of the Code and its applicable regulations and guidance.

Federal Income Tax Considerations

The following is a summary of the federal income tax consequences that may arise in conjunction with participation in the Annual Incentive Plan.

The grant of an award will not result in taxable income to the participant, because the grant is subject to a substantial risk of forfeiture (i.e., the requirement to satisfy the performance targets set forth in the award agreement). The participant will realize ordinary income at the time of payment of the awards (i.e., following satisfaction of the performance targets) in an amount equal to the dollar amount of the cash bonus that was determined by the Committee. The Company will be entitled to a corresponding deduction for tax purposes. The Company shall withhold amounts from participants to satisfy tax withholding requirements.

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Section 162(m) of the Code generally limits the Company’s ability to deduct for tax purposes compensation in excess of $1.0 million per year for its chief executive officer and the three other most highly compensated executives (excluding the chief financial officer) employed at the end of the year who are named in the summary compensation table (“covered employees”). “Qualified performance-based compensation” is not subject to this limit and is fully deductible by the Company. “Qualified performance-based compensation” is compensation that is subject to a number of requirements such as stockholder approval of possible performance goals, and objective quantification of those goals in advance. Awards under the Annual Incentive Plan may be considered “qualified performance-based compensation.” If an award is not exempt from Section 162(m), income recognized on such award by a covered employee will be subject to the $1.0 million deduction limit on compensation. In the case of performance-based awards granted to a covered employee that are not distributed until after the covered employee’s termination of employment (or in the case of the chief executive officer, the payment is not made until after the end of the year in which his employment terminates), the $1.0 million deduction limit will not apply and the award will be fully deductible. Performance awards may provide for accelerated vesting upon death, disability, or a change in control and still be considered exempt from the $1.0 million deduction limit. The Company expects that the Committee will take these deduction limits into account in setting the size and the terms and conditions of awards. However, the Committee may decide to grant awards that result in executive compensation that exceeds the deduction limit.

The preceding discussion is based on federal tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the federal income tax aspects of the Annual Incentive Plan. A participant may also be subject to state and local taxes in connection with the grant of awards under the Annual Incentive Plan. The Company suggests that participants consult with their individual tax advisors to determine the applicability of the tax rules to the awards granted to them in their personal circumstances.

Accounting Treatment

Under Financial Accounting Standards Board Accounting Codification Standards Topic 718, the Company is required to recognize compensation expense on its income statement over the requisite service period or performance period based on the grant date fair value of the awards made under the Annual Incentive Plan.

New Plan Benefits

Awards under the Annual Incentive Plan are based on actual future performance and are subject to the Committee’s negative discretion. As a result, the amounts that will be paid under the Annual Incentive Plan in future are not currently determinable. In no event, however, may any participant receive an award for any one year that exceeds $2.5 million.

Unless otherwise instructed, validly executed proxies will be voted “FOR” this proposal.

The Board of Directors unanimously recommends that you vote “FOR” the re-approval of the material terms of the performance goals under the Territorial Bancorp Inc. Annual Incentive Plan.

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Audit Committee Report

The Company’s management is responsible for the Company’s internal controls and financial reporting process. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements, issuing an opinion on the conformity of those financial statements with generally accepted accounting principles, and issuing a report on internal control over financial reporting. The Audit Committee oversees the Company’s internal controls and financial reporting process on behalf of the Board of Directors.

In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm the matters related to the results of the audit in accordance with PCAOB Standard 1301, Communications with Audit Committees.

In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by Rule 3520 of the PCAOB Auditing Standards and has discussed with the independent registered public accounting firm the firm’s independence from the Company and its management. In concluding that the registered public accounting firm is independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the firm were compatible with its independence.

The Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for their audit. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their audit, their evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

In performing all of these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent registered public accounting firm who, in their report, express an opinion on the conformity of the Company’s financial statements to generally accepted accounting principles. The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions with management and the independent registered public accounting firm do not assure that the Company’s financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards, or that the Company’s independent registered public accounting firm is in fact “independent.”

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial

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statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, for filing with the Securities and Exchange Commission. The Audit Committee also has approved, subject to stockholder ratification, the selection of Moss Adams LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017.

Audit Committee of the Board of Directors

of Territorial Bancorp Inc.

Howard Y. Ikeda (Chairman)

David S. Murakami

Richard I. Murakami

Francis E. Tanaka

Information about Executive Officers

The following provides information regarding our

executive officers who are not directors of the Company.

Vernon Hirata

Vernon Hirata has served as Territorial Savings Bank’s Vice Chairman, Co-Chief Operating Officer, General Counsel and Corporate Secretary since 2007. Mr. Hirata joined Territorial Savings Bank in 1986 as Senior Vice President/General Counsel, and was named Executive Vice President/General Counsel and Corporate Secretary in 1987. Previously, Mr. Hirata was employed at American Savings and Loan Association from 1978 to 1986, including service as Senior Vice President and Staff Attorney.

Ralph Y. Nakatsuka

Ralph Y. Nakatsuka joined Territorial Savings Bank in 2007 as Vice Chairman and Co-Chief Operating Officer, and was employed at American Savings Bank from 1980 to 2007, including service as Executive Vice President of Lending and Chief Lending Officer from 1997 to 2007 and Chief Financial Officer from 1987 to 1997. Mr. Nakatsuka is a Certified Public Accountant.

Karen J. Cox

Karen J. Cox has served as Senior Vice President of Administration of Territorial Savings Bank since 1984, and has been employed by Territorial Savings Bank since 1968. Ms. Cox previously worked with other financial institutions in the State of Hawaii beginning in 1964.

Richard K.C. Lau

Richard K.C. Lau has served as Senior Vice President and Chief Lending Officer of Territorial Savings Bank since 1985. Mr. Lau was employed at other financial institutions in the State of Hawaii beginning in 1970.

Melvin M. Miyamoto

Melvin M. Miyamoto was named Chief Financial Officer in June 2015, having served as Senior Vice President and Treasurer of Territorial Savings Bank since 1986, and has been employed by Territorial Savings Bank since 1984. Mr. Miyamoto is a Certified Public Accountant.

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Executive Compensation

Director Fees

Each of Territorial Savings Bank’s outside directors receives an annual retainer for Board meetings of $32,650 per year and an annual retainer for committee meetings of $2,450 per year. Each of Territorial Bancorp Inc.’s outside directors receives an annual retainer for Board meetings of $5,100 per year and an annual retainer for committee meetings of $615 per year. The retainer fees are increased to the following amounts for the following committees: the Chairman of Territorial Savings Bank’s Audit Committee receives a committee retainer of $2,650 and the Chairman of Territorial Bancorp Inc.’s Audit Committee receives a committee retainer of $8,570; the Chairman of Territorial Savings Bank’s Compensation Committee receives a committee retainer of $4,900; and the Chairman of Territorial Bancorp Inc.’s Compensation Committee receives a committee retainer of $1,225. Receipt of full retainer payments is based upon a director attending at least 75% of Board or committee meetings, as applicable, with reductions for the failure to attend such number of Board or committee meetings.

The following table sets forth for the year ended December 31, 2016, certain information as to the total remuneration we paid to our directors. Mr. Kitagawa does not receive separate fees for service as a director.

Director Compensation Table for the Year Ended December 31, 2016
Name	Fees earned or paid in cash ($)	All other compensation (1)	Total ($)
David S. Murakami	40,812	3,316	44,128
Richard I. Murakami	40,812	3,316	44,128
Howard Y. Ikeda	48,960	3,316	52,276
Kirk W. Caldwell	43,872	3,316	47,188
Francis E. Tanaka	40,812	295	41,707

(1)	Amounts represent cash dividends paid on shares of unvested restricted stock.

At December 31, 2016, Directors David Murakami, Richard Murakami, Ikeda, and Caldwell each had 41,275 vested but unexercised stock options with an exercise price of $17.36 per option. Director Tanaka had 3,085 vested but unexercised stock options with an exercise price of $23.62 per option.

The Company has no stock ownership guidelines for directors. However, for previous grants under our 2010 Equity incentive Plan each director must retain 50% of each restricted stock or stock option award (net of taxes) until their service on the board ends. We have not determined whether we will maintain the stock retention requirement for future grants made under the 2010 Equity Incentive Plan.

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Compensation Discussion and Analysis

The following Compensation Discussion and Analysis, or CD&A, describes our 2016 executive compensation program, as well as several significant changes to our 2017 program that we made based on stockholder feedback. Our compensation program and practices are designed to reward our executives based on our performance against our short- and long-term goals in a risk appropriate manner that enhances the long-term value of the Company. The following pages explain the process, objectives, and structure of the executive compensation decisions undertaken by our Compensation Committee and our Board of Directors during 2016, as well as provide some historical perspective on our transition from mutual to public company status and the impact on our evolving pay program. This CD&A is intended to be read in conjunction with the tables included elsewhere in this proxy statement, which provide detailed historical compensation information for our “named executive officers,” or NEOs, described below.

For 2016, our named executive officers are:

Name	Title
Allan S. Kitagawa	Chairman of the Board, President, and Chief Executive Officer
Melvin M. Miyamoto	Senior Vice President, Treasurer and Chief Financial Officer
Vernon Hirata	Vice Chairman, Co-Chief Operating Officer, General Counsel, and Corporate Secretary
Ralph Y. Nakatsuka	Vice Chairman and Co-Chief Operating Officer
Richard K.C. Lau	Senior Vice President and Chief Lending Officer

TABLE OF CONTENTS

Executive Summary	39
Compensation Decision Process	46
Compensation Decisions for 2016	47
Equity, Benefits and Other Compensation-Related Polices	54

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I. Executive Summary

Company Background and Performance Highlights

Territorial Savings Bank has been serving customers in our Hawaii market for nearly one hundred years. In 2009, Territorial Savings Bank converted from a mutual savings bank by forming Territorial Bancorp as its holding company and conducting its initial public offering. As a mutual organization, our ability to raise capital was limited. The additional capital raised in the public offering allowed us to better compete in our highly competitive market place while strengthening our regulatory capital position. In 2014, we converted to a Hawaii state-chartered savings bank to provide greater operating flexibility.

Our performance has always been strong relative to other thrifts across the United States.

◾	Since 2009, our return on average assets has tracked above or near the 75th percentile, a reflection of our sustained high profitability.

◾

Since 2004, before and during the financial crisis, our non-performing assets to assets ratio has also been above the 75th percentile for our peer group, a reflection of our sustained high quality assets.

◾

I Since going public, we have paid 29 consecutive quarterly dividends. The dividend paid in January 2017 was $0.20 per share. In addition, we have declared and paid a special dividend each year since 2012.

◾	We started our first stock repurchase program in September 2010. We are now in our seventh stock repurchase program. We have repurchased over 25% of the original number of shares issued.

Our compensation program has evolved following our conversion from a mutual ownership structure to a more mature publicly traded institution. Highlights include:

◾

In 2010, as part of our conversion to public company status, we provided stock options and restricted stock awards consistent with regulations issued by the Office of Thrift Supervision. These grants followed practices of other converting thrifts and were intended to create meaningful alignment between our executives and stockholders. These awards vested over a six-year period, and became fully vested in 2016.

◾

In 2014, we introduced a cash-based long-term incentive plan to reward long-term performance based on our return on equity and total shareholder return. A cash-based program was used to reinforce a performance orientation since the conversion equity award plan focused on stock and we had limited shares available for grant in our equity award plan.

◾

In 2016, based on feedback from stockholders we sought stockholder approval to convert most of the remaining stock options in our equity award plan to restricted stock and to add a modest number of additional shares to allow us to provide equity-based performance incentives going forward.

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◾

In 2017, we converted our cash-based long-term incentive program to performance shares, an equity-based program aligned with our stockholder preferences. We also increased our TSR metric to measure to a three-year period, from a two-year period.

Our financial results consistently reflect 75th percentile performance:

As illustrated below, our profitability, reflected by our return on average equity (“ROAE”), return on average assets (“ROAA”) and non-performing assets (i.e. asset quality measured by NPA/Assets) has consistently tracked above the 75th percentile of our peer group during 2012 to 2015 and at or just below the 75th percentile for 2016.

2016 Strategic and Financial Highlights:

2016 was a very successful year for the Company and its stockholders. We:

◾	Increased net income by 10.84% from the previous year.

◾	Increased annual dividends per share 21% over 2015 ($0.92, up from $0.76) including a special dividend of $0.20 in December; the 5th consecutive year we paid an extra dividend.

◾	Increased our fully diluted earnings per share to $1.76 from $1.59 per share.

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◾	Originated the second highest amount of loans ever in the history of the Bank.

◾	Received regulatory approval to open our 29th branch in Hawaii, which opened in April 2017.

Stockholder Engagement and Changes Resulting

from our Say on Pay Results

We have actively engaged with stockholders since 2013. Each year we reach out to our largest investors (representing approximately 35% to 40% of our stockholder base) to request feedback on our executive compensation programs. While a significant number of institutional stockholders do not feel the need to engage with us, we appreciate the feedback from those that do participate. All feedback received was summarized by the Director of Investor Relations and shared with the Compensation Committee and the Board of Directors. During this process we received positive validation of some of our programs and practices, as well as constructive ideas for enhancements to other elements of our programs. As a result, our corporate governance and compensation programs have evolved over the years in part in direct response to this feedback. We have made many changes to our program over the last several years and believe 2017 might represent the most significant changes yet, which we made in response to further feedback we received in 2016.

The formal stockholder advisory votes on pay (“Say-on-Pay”) provides a valuable barometer for how our programs are perceived by the full spectrum of our investors. In 2013, our advisory Say on Pay vote received favorable votes of over 90% of stockholders voting, but this approval decreased to 53% in 2014. As a result of our stockholder outreach, and with the assistance of our compensation consultant at the time, we made changes that were favorably received which resulted in 88% approval of our advisory Say on Pay vote in 2015. Based on these positive results, and the limited feedback received from institutional stockholders, we continued to implement the changes made in 2015. However, at the 2016 stockholder meeting, our approval decreased to 64%. We took this advisory vote seriously and worked diligently to understand the stockholder and proxy advisory firm perspectives and made more substantial changes to our program for 2017. We hope these changes are well received and encourage more stockholders to engage with us, as we have noticed a reduction in stockholders willing to engage in detailed discussions with us over the years.

While we believe we established a sound foundation for determining executive compensation over the years, the Compensation Committee decided to bring in a fresh point of view by engaging Meridian Compensation Partners, LLC (“Meridian”) at year-end 2016 to serve as our new Compensation Committee independent compensation consultant and to assist in some of the changes we are implementing for 2017. See” 2017 Changes to Compensation”, which summarizes our 2017 changes.

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Below is a high-level summary of some of the major changes we have made over the last several years based on stockholder feedback:

As a result of our changes, we believe we are continuing to evolve toward a best practice program that will ensure our executives are motivated and rewarded for continuing to sustain our strong performance results and enhancing stockholder value. Below is a summary of our compensation and governance practices.

What We Do:

Pay for Performance: Provide annual and long-term incentive plans that focus on delivering specific performance results.

Balanced Approach to Total Compensation: We use a mix of performance metrics across both short- and long-term performance periods, consider both absolute and relative performance in assessing our performance and provide payouts in cash and equity.

Annual Say on Pay Vote: We conduct an annual Say-on-Pay advisory vote.

Independent Compensation Consultant: The Compensation Committee engages its own independent compensation consultant to review the Company’s executive compensation program and practices.

Robust Stock Ownership and Holding Requirements: We have stock ownership guidelines requiring our executives to hold significant equity ownership. In addition, our shares issued through our equity incentive plan require executives and directors to hold an amount of stock equal to 50% of granted stock, net of stock sold to pay for taxes, until separation from the Company.

Clawback Policy: Our incentive plans are subject to clawback/recoupment in the event of an accounting restatement due to covered misconduct.

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Double Trigger Severance and Equity Vesting Provisions: We require both a change in control and loss of position before severance is paid. We require the same before equity can vest on change in control.

Stockholder Engagement: As part of the Company’s stockholder outreach program, members of the Compensation Committee and members of management welcome engagement with stockholders to better understand their perceptions and views on our executive compensation program.

Mitigate Inappropriate Risk Taking: Our compensation programs include features intended to discourage employees from taking unnecessary and excessive risk including balanced performance metrics, emphasis on long-term stockholder value creation, and clawback provisions.

What We Don’t Do:

Gross-ups for Excise Taxes: We don’t provide change-in-control tax gross-ups to individuals promoted or hired after 2014 (only three legacy agreements still in place).

No Repricing of Stock Options: We prohibit repricing of stock options without stockholder approval.

Hedging and Pledging: We prohibit hedging and restrict pledging as part of our Insider Trading Policy.

2016 Compensation Program Summary

For 2016, a significant portion of our top three executives’ pay was provided in the form of performance-based incentives. For the top three NEOs, our long-term incentive program represented 55% of total variable pay based on long-term performance and 45% based on annual performance objectives. This mix was designed to support our focus on long-term profitable results. Our performance metrics are designed to reward profitability and return to our stockholders that preserves our focus on strong credit portfolio. Below is a summary of the measures and weights for our annual and long-term incentive programs.

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Performance Plan	Goal	Weighting Per Plan	Weighting of Total Potential Incentive Award (As a Percentage of Base Salary)
Annual Incentive Plan (cash)			45%

	Return on Assets	60%	27%

	Non-Performing Assets/Total Assets	40%	18%
Long-Term Incentive Program (cash)			55%

	Return on Equity	80%	44%

	Total Shareholder Return	20%	11%

2017 Changes to Compensation

The following represents changes in our compensation program that took effect in 2017 and were based on feedback from our stockholders.

◾

Our Long-Term Incentive Program (“LTIP”) will shift from being paid in cash to awarded as performance-based restricted stock units or stock—50% will vest based on pre-defined three-year performance goals and 50% will be time-based vesting. This means that our cash-based LTIP awards will phase out over the next few years as vesting periods complete. We appreciate the support shown by stockholders at our 2016 annual meeting in approving an amendment to our existing equity plan to allow the grant of performance shares in lieu of cash payments. At our 2017 Annual Meeting, we are asking stockholders to approve our ability to grant restricted stock units out our 2010 Equity Incentive Plan, we are not seeking to add any additional shares to the plan.

◾

Our LTIP will continue to use the same performance metrics (ROAA, ROAE and TSR) but performance will be measured relative to an objective industry index (i.e. SNL Thrift Index) as opposed to our smaller custom peer group. We believe this is a better representation of our investors’ view of our performance and eliminates the challenges of industry consolidation on the size of the peer group three years later.

◾

Our LTIP performance measure for Total Shareholder Return will be measured over a three-year period rather than a two-year period. Going forward all of our LTIP components will be on a three-year basis. We are also using the same relative performance scale for all LTIP components.

◾

Our Annual Incentive Plan (“AIP”) is switching from relative performance goals based on a selected peer group to absolute performance goals pre-approved by the Compensation Committee. We added two measures, net income and loan production to our existing

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measures of ROAA and asset quality (non-performing assets/assets). We believe this will allow us to better communicate our performance and strategic achievements to stockholders.

◾

All NEOs will be on the same AIP and LTIP program beginning in 2017. Prior to this change, some NEOs participated in a separate discretionary cash bonus programs, which was not preferred by some stockholders.

Our 2016 Program Compared to the New 2017 Program (Target Pay Opportunities)

Below we illustrate the key changes to the incentive programs, highlighting the shift from cash to equity and the alignment of the time horizon for the long-term incentive plan.

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II. Compensation Decision Process

Our Compensation Philosophy and Program Components

Our Compensation Committee is responsible for establishing and monitoring our compensation philosophy and programs. In this role, the Compensation Committee has sought to design a compensation structure that attracts and retains qualified and experienced officers, recognizes our unique position in the Hawaii market, and at the same time, is reasonable and competitive, taking into account both short- and long-term incentives.

Key Objectives of our Compensation Program include:

◾ Rewarding executives for sustained high performance that delivers long-term value to our stockholders.

◾ Ensuring our executives have a significant equity interest in the Company through robust equity ownership and retention guidelines.

◾ Achieving the proper balance between incentive compensation and maintaining an appropriate risk profile.

◾ Retaining a seasoned management team who have been through the various real estate cycles in Hawaii.

Elements of Our Executive Compensation Program

The following table outlines the major elements of 2016 total compensation for our named executive officers:

Compensation Element	Objective
Base Salary	Fixed component of pay to recognize each NEO’s role, contribution and performance; reflects component that mitigates risk taking; helps attract and retain executives
Annual Incentive Plan	Encourages achievement of financial performance metrics that create stockholder value through the use of one-year performance measures tied to our business goals and objectives.
Long Term Incentive Plan	Encourages financial performance over a multi-year period that is aligned with stockholder value
Defined Benefit and Defined Contribution Retirement Plans

Provides market-competitive income security into retirement and creates a retention incentive through use of multi-year vesting

◾  Pension Plan – frozen

◾  401(k) Match

◾  ESOP

◾  Supplemental ESOP

(Kitagawa, Hirata, Nakatsuka only)

◾  SERP

(Kitagawa, Hirata, Nakatsuka only)

Benefits and Perquisites	Includes health and welfare benefits under employer-wide programs and modest executive perquisites

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III. Compensation Decisions for 2016

Benchmarking and Peer Group

The Compensation Committee approved a peer group at the beginning of 2016, which consisted of institutions similar in size and business structure as Territorial Bancorp. These financial institutions represent thrifts with assets between $750 million and $5 billion, and which have become public institutions since 2008. The Company was positioned at the 59th percentile based on assets at the time the peer group was approved. Subsequent to the approval of the peer group, Cape Bancorp, Inc., Fox Chase Bancorp, Inc. and Ocean Shore Holding Co. were acquired by merger.

Company Name	Ticker
Oritani Financial Corp.	ORIT
Meridian Bancorp, Inc.	EBSB
Northfield Bancorp, Inc.	NFBK
HomeTrust Bancshares, Inc.	HTBI
First Connecticut Bancorp, Inc.	FBNK
Blue Hills Bancorp, Inc.	BHBK
Waterstone Financial, Inc.	WSBF
Cape Bancorp, Inc.	CBNJ
BSB Bancorp, Inc.	BLMT
SI Financial Group, Inc.	SIFI
Home Bancorp, Inc.	HBCP
Clifton Bancorp, Inc.	CSBK
Charter Financial Corp.	CHFN
ASB Bancorp, Inc.	ASBB
Fox Chase Bancorp, Inc.	FXCB
Ocean Shore Holding Co.	OSHC

2016 Base Salary Decisions

The Compensation Committee Reviews base salaries annually and adjusts them from time to time to align salaries with competitive market levels as well as individual responsibilities, performance, and experience.

During its 2016 review of base salaries for executives, the Compensation Committee primarily considered:

◾ Market data for peer institutions, direct competitors, and publicly held businesses located in Hawaii, as the cost of living in Hawaii is significantly higher than in the continental United States.

◾ Internal review of the executive’s compensation, both individual and relative to others.

◾ Performance of the executive.

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◾ Contributions, qualifications and experience of the executive.

◾ Our financial condition and results of operations.

◾ Budget used for company-wide salary increases.

The Compensation Committee considers the recommendation of Mr. Kitagawa (for all executives other than himself) in making base salary adjustments. The base salary for Mr. Kitagawa is recommended by the Compensation Committee and approved by the full Board of Directors.

Based on the Compensation Committee’s review, the following base salaries were approved and effective January 1. 2016. Salary increases were 2% for all NEOs except for Mr. Kitagawa who requested again that he not receive an increase in salary. He has not had a raise for the last three years.

Base salaries for each of the named executive officers are shown in the tables below.

Name	2015 Base Salary ($)	2016 Base Salary ($)	% Change 2015-2016
Allan S. Kitagawa	851,124	851,124	0%
Melvin M. Miyamoto	146,636	149,568	2%
Vernon Hirata	308,905	315,084	2%
Ralph Y. Nakatsuka	308,905	315,084	2%
Richard K.C. Lau	172,051	175,492	2%

In early 2017, salaries were again reviewed by the Compensation Committee with the following increases approved and effective January 2017. Again, for the fourth consecutive year, no increase was made to Mr. Kitagawa’s base salary.

Name	2017 Base Salary ($)	% Change 2016-2017
Allan S. Kitagawa	851,124	0%
Melvin M. Miyamoto	154,056	3%
Vernon Hirata	321,385	2%
Ralph Y. Nakatsuka	321,385	2%
Richard K.C. Lau	179,002	2%

2016 Annual Incentive Plan Payouts

Our Chief Executive Officer and our Co-Chief Operating Officers are eligible to participate in our formal Annual Incentive Plan, or AIP. By implementing pay methodologies that utilize well-defined performance metrics and measure financial and strategic performance, the Compensation Committee believes that it can properly and adequately motivate our named executive officers to achieve our business goals and enhance long-term stockholder value without creating incentives for excessive risk-taking.

The Chief Financial Officer and the Chief Lending Officer—our other two named executive officers—are Senior Vice Presidents who report to Mr. Nakatsuka, one of our two Co-Chief Operating Officers.

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These two officers have historically been eligible to receive annual bonus awards based on a more holistic assessment of performance, considering the AIP performance but with more focus on individual performance. As such, their cash award appears in the discretionary “Bonus” column on the Summary Compensation Table. (For 2017, these two officers will be part of the AIP and not have a discretionary bonus). The following describes the decisions made under the two plans.

Annual Incentive Plan. The AIP is designed to motivate senior executives to attain superior annual performance in key areas that we believe create long-term value to us and our stockholders. Awards under the AIP are determined based on our performance relative to our peers.

Each of the three NEOs participating in the plan has a threshold, target and stretch opportunity that is defined below. Target opportunities are conservative relative to market median in light of the desire to place more focus on long-term compensation.

2016 AIP Opportunity
Named Executive Officer	Threshold % of Salary	Target % of Salary	Maximum % of Salary
Allan S. Kitagawa	11.25%	22.5%	45.0%
Vernon Hirata	11.25%	22.5%	45.0%
Ralph Y. Nakatsuka	11.25%	22.5%	45.0%

Performance Metrics

The Compensation Committee selected ROAA and Non-Performing Assets as the quantitative corporate performance factors for the 2016 AIP. ROAA is a profitability measure while the Non-Performing Asset (“NPA”) ratio reinforces the Company goal of maintaining strong credit quality. The NPA ratio mitigates the risk of lowering loan underwriting standards to increase income through increased residential mortgage loan volume. Sixty percent of the AIP is based on ROAA and 40% is based on credit quality. In addition, our target awards require the Company perform at the 75th percentile of its peers in recognition of our desire to provide strong alignment between our performance and awards.

The table below provides the performance required for payouts at threshold, target and maximum:

	2016 AIP Performance Ranges
Measure	Weighting	Threshold (Payout – 50% of Target)	Target (Payout – 100% of Target)	Maximum (Payout – 200% of Target)	2016 Results
ROAA	60%	35th Percentile	75th Percentile	85th Percentile	70th percentile
Non-performing assets/total assets (1)	40%	35th Percentile	75th Percentile	85th Percentile	85th percentile

(1)	Lower levels of non-performing assets/total assets represent better performance.

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AIP Payouts:

Results for 2016 were calculated for the Compensation Committee based on our performance relative to our compensation peer group. No award is paid if actual results are below the threshold.

Performance for 2016 resulted in the following results:

Measure	Weighting	2016 Results
ROAA	60%	70th percentile (Slightly below Target)
Non-performing assets/total assets	40%	85th percentile (Maximum)

Performance on these measures resulted in payments to the following Named Executive Officers in the following amounts under the AIP.

	2016 AIP Opportunity			2016 Award Results
Named Executive Officer	Threshold % of Salary	Target % of Salary	Maximum % of Salary	AIP Award $	% of Target
Allan S. Kitagawa	11.25%	22.5%	45.0%	$260,954	136.25%
Vernon Hirata	11.25%	22.5%	45.0%	$96,605	136.25%
Ralph Y. Nakatsuka	11.25%	22.5%	45.0%	$96,605	136.25%

Senior Vice President Bonus Awards

All of our Senior Vice Presidents, including NEOs Messrs. Miyamoto and Lau, are eligible to receive an annual cash bonus with a maximum payout of 30% of base salary. Messrs. Kitagawa, Hirata, and Nakatsuka do not participate in this plan or receive any discretionary cash bonuses.

For 2016, the bonus awards were based on (i) the Company’s overall performance metrics results, both short and long term, being near the target at the 75th percentile and (ii) individual performance results. Mr. Miyamoto, as CFO, was a key contributor to helping the Company achieve an almost 11% increase in net income from the previous year. Mr. Lau’s residential mortgage loan department originated the second highest dollar amount of home loans ever for the Company. Awards were granted as indicated below:

Executive	Award $	Award % of Salary
Melvin M. Miyamoto	$29,914	20%
Richard K.C. Lau	$35,098	20%

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2016 Long-Term Incentive Program (LTIP)

Payouts (under 2014 and 2015 LTIP cycles)

Long-Term Incentive Plan. The Company historically awarded cash bonuses to executives prior to converting to a stock institution, with a small portion based on long-term (three-year) results. Following the public offering, the Company implemented its equity plan in 2010. Selected officers and the members of the Board were awarded restricted stock and stock options that vested over six years, which is a common practice for converted mutual institutions. Unlike most initial public offerings, the Company had no stock outstanding prior to the offering, such that no stock had been allocated to insiders at the time of conversion, and insiders could only purchase shares on the same terms as other depositors. Since 2010, no other stock or options have been awarded. As a result, ongoing long-term incentive compensation would be paid in cash.

A formal LTIP was initially approved in 2014 by the Compensation Committee to reallocate the existing total incentive opportunity (annual and long-term) such that a larger percentage of incentive compensation would be paid based on long-term results. The Compensation Committee expanded its use of long-term metrics that compared the performance of the Company against a selected peer group of similar public institutions. Long-term incentives continued to be made in cash given the limited number of shares available in our equity incentive plan.

The Compensation Committee has made changes to the LTIP (and the AIP) over the years in order to ensure we continue to have a strong link between pay and long-term performance. The chart below is an overview of how the plan operated in 2014, 2015, and 2016 and illustrates the award cycles and metrics for performance period ending in 2016. Payouts for 2016 are discussed below and disclosed in the Summary Compensation Table.

2016 LTIP Vesting /Awards

Certain components from the 2014 and 2015 LTIP programs were eligible to vest in 2016 based on performance.

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2014 LTIP Vesting

As shown in the graphic above, the 2014 LTIP included two performance measures; relative 3-year average ROAA and relative 2-year TSR. The Relative ROAA portion (80% of the total grant) vested in 2016 based on performance relative to our 2014 peer group. The Company ranked at the 68th percentile and paid out 82.5% of target for this component. The 20% TSR component vested at the end of 2015 and was reported in the proxy statement for the 2016 annual meeting of stockholders.

Measure	Weight	Performance Period	Threshold	Target	Maximum	Actual Result
Relative ROAA	80%	2014 - 2016	35th	75th	85th	68th Percentile

2015 LTIP Vesting

As shown above, the 2015 LTIP included two performance measures; relative 3-year average ROAE and relative 2-year TSR. The 2-year relative TSR portion vested in 2016 based on our performance relative to the 2015 peer group. The Company ranked at the 88th percentile which resulted in the maximum award payout of 200%. The Relative ROAE will vest next year based on performance.

Measure	Weight	Performance Period	Threshold	Target	Maximum	Actual Result
Relative 2-year TSR	20%	2015 - 2016	25th	50th	75th	88th Percentile

As a result, 200% of target was earned and paid out for the TSR performance portion.

Below is a summary of the awards vesting in 2016 and paid in cash:

Named Executive Officer	Threshold % of Salary	Target % of Salary	Maximum % of Salary	2015 LTIP (20% TSR) $	2014 LTIP (80% ROAA) $
Allan S. Kitagawa	0.0%	27.5%	55.0%	$93,624	$154,479
Vernon Hirata	0.0%	27.5%	55.0%	$34,659	$57,188
Ralph Y. Nakatsuka	0.0%	27.5%	55.0%	$34,659	$57,188

2016 LTIP Program

The 2016 LTIP award cycle rewards performance relative to peers for Return on Average Equity (ROAE) and Total Shareholder Return (TSR). Target opportunities for the three NEOs is 27.5% of base salary for performance at the percentiles indicated below with a maximum of 55% of base salary for performance at the 85th and 75th percentiles, respectively. The differences in the payout range is a reflection of our evolving program design. Going forward in 2017, we have aligned our programs to have a similar three-year performance period and payout range.

The amount earned, if any, will be determined in following 2017 and 2018 based on our performance relative to our peer group.

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	2016 LTIP Performance Ranges
Measure	Weighting	Performance Period	Threshold (Payout - 0% of Salary)	Target (Payout - 27.5% of Salary)	Maximum (Payout - 55% of Salary)
Relative ROAE	80%	2016 - 2018	35th Percentile	75th Percentile	85th Percentile
Relative TSR	20%	2016 - 2017	25th Percentile	50th Percentile	75th Percentile

Roles of the Compensation Committee,

Management and Independent Consultant

Role of the Compensation Committee

Compensation for the named executive officers was determined under programs adopted by the Compensation Committee and approved by the Board of Directors. The Compensation Committee established our executive compensation philosophy, policy, elements and strategy and reviewed executive compensation proposals for approval by the Board of Directors. Specifically, the Compensation Committee:

◾	approves salary adjustments for named executive officers;

◾	determines the named executive officers eligible to participate in the Annual Incentive Plan and the Long- Term Incentive Program;

◾	assesses corporate performance results and evaluates the Chief Executive Officer’s performance;

◾	reviews the assessment of individual performance results to determine award payouts for our named executive officers;

◾	oversees the benefit plans and perquisites for named executive officers; and

◾	assesses and monitors the performance, design, function and potential risk components of our compensation programs for our named executive officers.

The Compensation Committee adopts any changes to existing plans or adopts any new plans and their design as well as renews or extends any employment agreements for our Chief Executive Officer and selected Named Executive Officers and determines executive benefits, retirement plans and perquisites.

Role of Management

Mr. Kitagawa, our Chief Executive Officer, provides recommendations to the Compensation Committee on matters of compensation philosophy, plan design and the general guidelines for employee compensation. These recommendations are then considered by the Compensation Committee. Consistent with our Compensation Committee Charter. However, Mr. Kitagawa does not vote on and is not present for any discussion of his own compensation. Certain members of our management team participate in the Compensation Committee meetings to provide information to the committee on an as-needed basis.

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In 2017, the Chief Executive Officer:

◾	recommended base salaries and cash incentive targets for named executive officers other than the Chief Executive Officer;

◾	engaged in discussions with our compensation consultant on changes to the AIP and LTIP; and

◾

suggested incentive metrics and performance levels for the incentive plans, which were considered by our compensation consultant. Final selection was left to the Compensation Committee. The Compensation Committee held executive sessions with the compensation consultant, without any of the Named Executive Officers, including Mr. Kitagawa, being present during committee meetings when appropriate.

Role of the Independent Compensation Consultant

During 2016, the Compensation Committee consulted McLagan as its independent compensation consultant. McLagan provided the Compensation Committee with independent advice on executive compensation matters and assisted the Compensation Committee by compiling information relating to executive compensation from selected peer financial institutions, conducting benchmarking analysis and assisting with incentive plan design for 2016 programs.

In December 2016, the Compensation Committee completed an independent search as part of its governance process and selected Meridian Compensation Partners (“Meridian”) to serve as its independent advisor for 2017. McLagan and Meridian reported directly to the Compensation Committee, which retains sole authority to select, retain, terminate, and approve the fees and other retention terms of its relationship with the consultant.

The Compensation Committee reviewed the independence of McLagan and Meridian, considering all relevant factors, including those set forth in Rule 10C-1(b)(4)(i) through (vi) under the Securities Exchange Act of 1934, and the Compensation Committee did not believe McLagan or Meridian has a conflict of interest.

IV. Equity, Benefits and other Compensation-Related Policies

Executive Benefits

We offer various benefits to all of our employees, including medical, dental, vision, group life, accidental death and dismemberment and long-term disability insurance. We provide individual coverage to employees, with the employee being responsible for a portion of the premium. In addition, for some of our named executive officers, we pay for a transportation allowance or furnish transportation services, parking, club dues, long-term care insurance, spousal travel, and up to $5,000 in personal tax and financial planning assistance (up to $6,000 for Mr. Kitagawa) annually. The

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Compensation Committee believes these benefits are appropriate and assist these officers in fulfilling their employment obligations. A summary of our benefits are provided below:

◾  401(k) Plan. We provide all of our employees, including our named executive officers, with tax- qualified retirement benefits through our 401(k) plan. All employees who meet the age and service requirements may participate in the 401(k) plan on a nondiscriminatory basis. We provide a 401(k) match equal to at least 5% of a participant’s salary deferral and we may exercise our discretion to increase the amount of the match.

◾  Employee Stock Ownership Plan. In connection with our initial public stock offering, Territorial Savings Bank implemented an employee stock ownership plan (“ESOP”), using the proceeds of a loan from the Company to purchase our common stock pursuant to applicable regulatory guidelines. The ESOP provides our employees with additional retirement savings in the form of our common stock and encourages employee ownership. See “—Executive Officer Compensation—Tax-Qualified Benefit Plans—Employee Stock Ownership Plan” for further description of the terms of the ESOP.

◾  Supplemental Employee Stock Ownership Plan. Territorial Savings Bank adopted a Supplemental Employee Stock Ownership Plan (“Supplemental ESOP”) effective January 1, 2009, to provide certain executives with benefits that they would otherwise be entitled to under the tax-qualified ESOP, but for limitations imposed by the Internal Revenue Code. See “Nonqualified Deferred Compensation Plans—Supplemental Employee Stock Ownership Plan” for further information about the Supplemental ESOP.

◾  Supplemental Executive Retirement Agreement. We provide supplemental executive retirement benefits for Messrs. Kitagawa, Hirata, and Nakatsuka. We provide these retirement benefits in order to remain competitive and to attract and retain these executive officers. See “Pension Benefits—Supplemental Executive Retirement Agreements” for further description of the terms of the agreements.

◾  Pension Plan. In 2008, we froze our tax-qualified defined benefit plan such that no further benefit accruals will be earned after December 31, 2008; however, participants will continue to earn vesting credit. We made this change because many of our peer banks have also frozen or terminated their defined benefit pension plans, and we have found that a 401(k) plan and ESOP are more attractive retirement vehicles in recruiting and retaining employees at less and more predictable cost than a defined benefit pension plan.

Executive Agreements

We maintain employment agreements with Messrs. Kitagawa, Hirata and Nakatsuka, which provide severance payments in the event of involuntary or good reason termination of employment or termination following a change in control. The rationale for providing these payments is to provide security for our key executives and stability among our senior management team. For a discussion of these agreements and the payments that would be received by the named executive officers under certain scenarios with respect to those agreements, see “—Executive Officer Compensation—Employment Agreements” below.

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Other Policies and Practices

Tax Deductibility of Compensation: Section 162(m) of the Code generally provides that no deduction is allowed for compensation in excess of $1 million paid by a public company to its chief executive officer or any of its other three most highly paid executive officers (other than the chief financial officer). Compensation that qualifies as “performance-based” compensation is not subject to the deductibility limit. The Compensation Committee attempts to maximize the deductibility of compensation under Section 162(m) to the extent doing so is reasonable and consistent with our strategies and goals. To that end, in 2012, we received stockholder approval for the Annual Incentive Plan. At our 2017 annual meeting, we are asking stockholders to re-approve the performance goals under the Annual Incentive Plan so that awards will continue to qualify as performance-based compensation under Section 162(m) of the Code. In addition, we are asking stockholders to re-approve the performance goals under the Territorial Bancorp Inc. 2010 Plan (as well as approve the addition of restricted stock units under the plan) so that awards intended to qualify as performance-based compensation will meet the requirements of Section 162(m) of the Code. This allows us to continue to maximize the deductibility of our executive compensation programs. However, the Committee recognizes that paying certain compensation that is not tax-deductible may sometimes be in our best interest, and to that end we do not have a policy requiring that all compensation must be deductible.

Annual risk review of compensation policies and procedures

The Compensation Committee is responsible for the oversight of employee compensation policies and procedures, including the determination of whether any material risk arises from our compensation policies and procedures. The Compensation Committee has reviewed our compensation policies and procedures, including those related to the payment of commissions and bonuses to any of our employees, and believes that any risks arising from our compensation policies and practices are not reasonably likely to have a material adverse effect on Territorial Bancorp Inc. and Territorial Savings Bank. The Committee has evaluated the risks of its incentive compensation arrangements in accordance with published bank regulatory guidance on safety and soundness of incentive compensation. The Committee also works with an outside compensation consultant that is independent when designing the compensation of our top three named executive officers.

Stock ownership guidelines

The Board of Directors adopted the following stock ownership guidelines for Named Executive Officers. The Chief Executive Officer is required to own stock of at least five times (5x) his base salary. The two Co-Chairs are required to own stock of at least two times (2x) their base salary. The other two Named Executive Officers are required to own one times their salary. As of December 31, 2016, all executives met their ownership goals.

Hedging and Pledging Policies

Our Insider Trading Policy prohibits the hedging of stock and pledging of stock (with limited exceptions for pledging that generally require Board approval), which further encourages the retention of grants of restricted stock and shares acquired on the exercise of stock options.

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Clawback/Recoupment Policies

The Company has a clawback policy that is posted on its website. If there is material noncompliance with any financial reporting requirement under the federal securities laws that requires the Company to prepare an accounting restatement, the Compensation Committee will consider whether any performance awards paid during any three-year period prior to the accounting restatement should be clawed back.

Executive Officer Compensation

Summary Compensation Table. The table below summarizes the total compensation paid to or earned by our named executive officers for the years ended December 31, 2016, 2015, and 2014, as calculated under Securities and Exchange Commission rules. Cash compensation earned for the applicable year is reported in the “Salary,” “Bonus,” “Nonequity Incentive Plan Compensation” and the “All Other Compensation” columns. The “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column sets forth certain earnings on supplemental executive retirement benefits, as well as the change in value of pension and supplemental executive retirement benefits, which can fluctuate significantly from year-to-year based on changes in discount rates and other actuarial assumptions and does not necessarily reflect the benefit to be received by the executive. “Total Without Change in Pension Value” shows total compensation as determined under Securities and Exchange Commission rules minus the change in pension value.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(3)	All Other Compensation ($)	Total Without Change in Pension Value ($)	Total ($)
Allan S. Kitagawa Chairman of the Board, President, and Chief Executive Officer	2016 2015 2014	851,124 851,124 851,124	-- -- --	509,057 677,920 629,576	122,352 62,449 233,711	350,714 (4) 257,125 247,560	1,710,895 1,786,169 1,733,452	1,833,247 1,848,618 1,961,971
Melvin M. Miyamoto Senior Vice President, Treasurer and Chief Financial Officer (principal financial officer)	2016 2015 2014	149,568 146,636 143,760	29,914 29,327 28,752	-- -- --	15,553 -- 70,526	48,494 (5) 43,057 41,344	227,926 219,020 213,856	243,479 219,020 284,382
Vernon Hirata Vice Chairman, Co-Chief Operating Officer, General Counsel, and Corporate Secretary	2016 2015 2014	315,084 308,905 305,847	-- -- --	88,451 246,043 226,235	82,847 88,926 204,420	162,427 (6) 138,557 138,798	665,962 693,505 766,668	748,809 782,431 875,300
Ralph Y. Nakatsuka Vice Chairman and Co-Chief Operating Officer	2016 2015 2014	315,084 308,905 305,847	-- -- --	188,451 246,043 226,235	156,213 160,095 157,878	158,642 (7) 130,229 128,597	662,177 685,177 816,336	818,390 845,272 818,557
Richard K.C. Lau Senior Vice President and Chief Lending Officer	2016 2015 2014	175,492 172,051 168,677	35,098 34,410 33,735	-- -- --	-- -- 108,042	54,724 (8) 49,414 47,402	265,314 255,875 249,814	265,314 255,875 357,856

(1) The amounts in this column represent discretionary cash bonuses.

(2) The amounts in this column represent the dollar value of the cash bonus incentives earned under the Annual Incentive Plan, the 2014 Long-Term Incentive Plan and the TSR portion of the 2015 Long-Term Incentive Plan.

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(3) The amounts in this column depend heavily on changes in actuarial assumptions, such as discount rates. Decreases in the 2015 change in pension value compared to 2014 were due to higher discount rates and changes to the mortality improvement tables as determined by the Society of Actuaries. For 2016, the amount in this column for Mr. Kitagawa represents a change in value for the pension plan, the amount in this column for Mr. Hirata represents a change in value of $25,125 for the pension plan, $51,213 for the supplemental executive retirement agreement and $6,509 for above-market earnings (defined for these purposes as the difference between 7%, which is the annual amount of interest paid on the deferred account balances, and 5.64%, which is 120% of the applicable federal long-term rate for December 2004 (the rate at the time the interest rate was established)); for Mr. Nakatsuka a change in value of $858 for the pension plan and $155,355 for the supplemental executive retirement agreement. Messrs. Miyamoto and Lau had changes in value for the pension plan of $15,553 and $0 for 2016. Pursuant to Securities and Exchange Commission regulations, reductions in value for the pension plan are not reflected in this column.

(4) Includes $947 for 401(k) plan matching contributions, $1,778 for long-term care premiums, $22,944 for personal use of company automobile, $1,670 for parking, $11,122 for club dues and fees, $39,438 for ESOP allocations, $249,435 for non-qualified supplemental ESOP allocations, $16,572 for cash dividends paid on unvested shares of restricted stock, $3,424 for life insurance and $3,384 for spousal travel.

(5) Includes $947 for 401(k) plan matching contributions, $898 for long-term care premiums, $7,200 for automobile allowance, $1,670 for parking, $35,021 for ESOP allocations, $1,380 for life insurance, and $1,328 for cash dividends paid on unvested shares of restricted stock.

(6) Includes $947 for 401(k) plan matching contributions, $1,382 for long-term care premiums, $16,275 for personal use of company automobile, $1,670 for parking, $5,231 for club dues and fees, $39,438 for ESOP allocations, $83,252 for non-qualified supplemental ESOP allocations, $10,936 for cash dividends paid on unvested shares of restricted stock, $1,253 for life insurance and $2,043 for spousal travel.

(7) Includes $947 for 401(k) plan matching contributions, $1,433 for long-term care premiums, $15,723 for personal use of company automobile, $1,670 for parking, $6,623 for club dues and fees, $39,438 for ESOP allocations, $80,604 for non-qualified supplemental ESOP allocations, $9,611 for cash dividends paid on unvested shares of restricted stock, $1,123 for life insurance and $1,470 for spousal travel.

(8) Includes $947 for 401(k) plan matching contributions, $1,373 for long-term care premiums, $7,200 for automobile allowance, $1,670 for parking, $1,882 for club dues and fees, $37,331 for ESOP allocations, $2,993 for life insurance, and $1,328 for cash dividends paid on unvested shares of restricted stock.

Plan-Based Awards. The following table sets forth for the year ended December 31, 2016 certain information as to grants of plan-based awards for the named executive officers. There were no equity awards made for the year ended December 31, 2016.

Grants Of Plan-Based Awards For The Year Ended December 31, 2016
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)
Allan S. Kitagawa	--	--	425,562	851,124
Melvin M. Miyamoto	--	--	--	--
Vernon Hirata	--	--	157,542	315,084
Ralph Y. Nakatsuka	--	--	157,542	315,084
Richard K.C. Lau	--	--	--	--

(1) Historically, on an annual basis, Messrs. Kitagawa, Hirata, and Nakatsuka were eligible to receive incentive cash bonuses under the Annual Incentive Plan. Mr. Miyamoto and Mr. Lau will participate in the plan beginning with the year ending December 31, 2017.

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For the year ended December 31, 2016, cash payments under our Annual Incentive Plan were paid in March 2017 in the amounts listed in the “Summary Compensation Table.” For a discussion of this plan, see “Compensation Discussion and Analysis—What were possible cash incentives for 2016 and how were payouts determined?”

Outstanding Equity Awards at Year End. The following table sets forth information with respect to outstanding equity awards as of December 31, 2016 for the named executive officers.

Outstanding Equity Awards At December 31, 2016

	Option Awards

Name	Number of securities underlying unexercised options exercisable (#)	Number of securities underlying unexercised options unexercisable (#)	Option exercise price ($)	Option expiration date
Allan S. Kitagawa	126,419	--	17.36	08/19/2020
Melvin M. Miyamoto	19,524	--	17.36	08/19/2020
Vernon Hirata	148,170	--	17.36	08/19/2020
Ralph Y. Nakatsuka	146,430	--	17.36	08/19/2020
Richard K.C. Lau	19,524	--	17.36	08/19/2020

Option Exercises and Stock Vested. The following table sets forth information with respect to option exercises and stock that vested during the year ended December 31, 2016 for the named executive officers.

Option Exercises And Stock Vested For The Year Ended December 31, 2016

	Option awards		Stock awards

Name	Number of shares acquired on exercise (#)	Value realized on exercise ($)	Number of shares acquired on vesting (#)	Value realized on vesting ($) (1)
Allan S. Kitagawa	79,560	913,810	30,688	855,581
Melvin M. Miyamoto	--	--	2,459	68,557
Vernon Hirata	5,760	93,485	20,252	564,626
Ralph Y. Nakatsuka	--	--	17,798	496,208
Richard K.C. Lau	--	--	2,459	68,557

(1)	Based on the $27.88 per share trading price of our common stock on August 19, 2016.

Equity awards set forth in the tables above were granted pursuant to the Territorial Bancorp Inc. 2010 Equity Incentive Plan on August 19, 2010. All of the awards vest at a rate of one-sixth per year beginning August 19, 2011. Awards become fully vested upon death, disability, or change in control (as defined in the plan), but do not automatically vest upon retirement. Awards may continue to vest if the named executive officer continues to provide post-retirement consulting services, at our

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request. We may request such services when the named executive officer retires, because, among other reasons, we may believe that the individual’s tenure with us and expertise may be a valuable and unique resource that we may wish to continue to rely upon after the named executive officer’s retirement in order to maintain our stability, growth, and success. Structuring the vesting schedule in this manner avoids an immediate financial statement expense, which we otherwise may have incurred if certain grants had provided for accelerated vesting upon retirement, due to the fact that some of our named executive officers are close to what many people might consider normal retirement age. In addition, for all of the 2010 grants, 50% of each award (net of taxes) must be retained by the grantee until termination of employment. The long vesting period, no automatic vesting upon retirement, and the mandatory holding requirement for 50% of each award, are all intended to ensure that the grants are viewed as long-term incentive compensation. Stock option grants are intended to be incentive stock options to the extent permissible under applicable law. Stock options are generally exercisable for three months after termination of employment and for one year following death or disability. Restricted stock granted pursuant to a restricted stock award is entitled to vote and to receive dividends, even while the award is unvested. The rate of dividends paid on shares of restricted stock is not preferential.

Employment Agreements. Territorial Savings Bank has entered into separate employment agreements with Messrs. Kitagawa, Hirata, and Nakatsuka (referred to below as the “executives” or “executive”). Territorial Bancorp Inc. has entered into separate employment agreements with each executive, which have essentially identical provisions as the Territorial Savings Bank agreements, except that the employment agreements will provide that Territorial Bancorp Inc. will make any payments not made by Territorial Savings Bank under its agreements with the executives and that the executives will not receive any duplicate payments. Our continued success depends to a significant degree on the skills and competence of these officers, and the employment agreements are intended to ensure that we maintain a stable management base following the offering.

The employment agreements each provide for three-year terms, subject to annual renewal by the Board of Directors for an additional year beyond the then-current expiration date. The current base salaries under the employment agreements are $851,124 for Mr. Kitagawa, $315,084 for Mr. Hirata, and $315,084 for Mr. Nakatsuka. The agreements also provide for participation in employee benefit plans and programs maintained for the benefit of senior management personnel, including discretionary bonuses, participation in stock-based benefit plans, and certain fringe benefits as described in the agreements.

Upon termination of an executive’s employment for cause, as defined in each of the agreements, the executive will receive no further compensation or benefits under the agreement. If we terminate the executive for reasons other than for cause or if the executive terminates voluntarily under specified circumstances that constitute constructive termination, the executive will receive an amount equal to the base salary and cash bonus and employer contributions to benefit plans that would have been payable for the remaining term of the agreement. We will also continue to pay for each executive’s life, health, and dental coverage for up to three years, with the executive responsible for his share of the employee premium.

If the executive terminates employment for any reason other than for cause within 12 months following a change in control, the executive will receive the greater of (a) the amount he would have received if we terminated the executive for a reason other than for cause or if the executive voluntarily terminated under specified circumstances that constitute constructive termination (as described in the immediately preceding paragraph), or (b) three times his prior five-year average of taxable compensation less one

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dollar. We will also continue to pay for each executive’s life, health, and dental coverage for up to three years, with the executive responsible for his share of the employee premium.

Upon termination of employment (other than a termination in connection with a change in control), each executive will be required to adhere to a one-year noncompetition provision. The executive will be required to release us from any and all claims in order to receive any payments and benefits under his agreement. We will agree to pay all reasonable costs and legal fees of the executives in relation to the enforcement of the employment agreements, provided the executives succeed on the merits in a legal judgment, arbitration proceeding, or settlement. The employment agreements also provide for indemnification of the executives to the fullest extent legally permissible.

Separation Pay Plan. The Territorial Savings Bank Separation Pay Plan provides severance benefits to eligible employees whose employment is involuntarily terminated within 24 months after a change in control of Territorial Bancorp Inc. All regular employees who do not receive severance pay under an employment or change in control agreement are participants in this plan. Terminated employees will receive a severance payment of one month of base compensation for each year of service, up to a maximum of 24 months of base compensation, and employees who are at the level of Senior Vice President or above will receive a minimum severance payment of 12 months of base compensation. In addition, terminated employees who are at the level of Senior Vice President and above will also be eligible to continue to participate in our health insurance plan for up to one year, with the employee responsible for their share of the employee premium.

Pension Benefits

The following table sets forth the actuarial present value of each named executive officer’s accumulated benefit under our pension plan, along with the number of years of credited service, and for Messrs. Kitagawa, Hirata, and Nakatsuka, the value of their benefits in each of their supplemental executive retirement agreements.

Pension Benefits at and for the Year Ended December 31, 2016
Name	Plan Name	Number of Years Credited Service	Present Value of Accumulated Benefit (1)($)	Payments During Last Fiscal Year ($)
Allan S. Kitagawa	Pension Plan Supplemental Executive Retirement Agreement	23 N/A	1,488,882 6,349,107	$95,801 --
Melvin M. Miyamoto	Pension Plan	25	410,529	--
Vernon Hirata	Pension Plan Supplemental Executive Retirement Agreement	23 N/A	677,044 1,266,957	-- --
Ralph Y. Nakatsuka	Pension Plan Supplemental Executive Retirement Agreement	1 N/A	21,655 1,274,869	-- --
Richard K.C. Lau	Pension Plan	27	898,329	91,364

(1) Present value of accumulated benefits under the pension plan and the supplemental executive retirement agreement as of December 31, 2016, determined using interest rate and mortality rate assumptions consistent with

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those used for our financial reporting purposes, assuming that the executive’s normal retirement age is his retirement date. The valuation method and all material assumptions applied in quantifying the present value of the current accrued benefit are set forth in the footnotes to the consolidated financial statements.

Pension Plan. Territorial Savings Bank sponsors the Territorial Savings Bank Employee Retirement Plan, a defined benefit pension plan that covers substantially all of our employees. Employees become eligible for participation in the pension plan on the first day of the calendar month on or after completing one year of service and attaining age 21. Effective December 31, 2008, the pension plan was frozen, such that no further benefit accruals will be earned after that date; however, participants will continue to earn vesting credit.

Participants in the pension plan become fully vested in their retirement benefits upon completion of five years of service. They also become 100% vested upon attaining age 65 or upon death. A participant who terminates employment on or after reaching age 65 is entitled to the full retirement benefit. A participant’s normal retirement benefit is generally based on a formula that takes into account the amount credited under the pension plan for service before January 1, 1984, and the amount credited under the pension plan for service from 1984 to 1998 and the amount credited from 1998 to 2008, as well as salary and certain other compensation. The plan does not grant additional years of service for any purpose.

The pension plan permits early retirement at age 55. Participants who retire after age 65 will be entitled to the full amount of their benefit, generally calculated through their late retirement date. Eligible participants who elect an early retirement benefit will receive a reduced normal retirement benefit. As of December 31, 2016, Messrs. Hirata, Nakatsuka, and Miyamoto were each eligible for early retirement, and Messrs. Kitagawa and Lau were each eligible for normal retirement.

The normal form of retirement for participants who are not married is a single life annuity. The normal form of retirement benefit for participants who are married is a 50% joint and survivor annuity. Other optional forms of benefit are available, such as an early retirement benefit, and all optional forms of benefit are the actuarial equivalent of the normal form (e.g., a participant does not receive more or less by selecting an optional form of benefit). In the event of the participant’s death, benefits normally will be paid to the participant’s spouse unless the spouse consents to an alternative beneficiary in writing. In the event of death any time after a participant is vested or eligible for a pension benefit, provided the participant has been married for at least one year and provided that benefits have not commenced at the time of death, the participant’s spouse may either receive the full benefit when the participant would have reached age 65 or receive a reduced benefit anytime after the deceased participant would have attained age 55.

For the 2016 plan year, we made a contribution of $1.0 million to the pension plan.

Supplemental Executive Retirement Agreements. We provide supplemental executive retirement benefits to each of Messrs. Kitagawa, Hirata, and Nakatsuka. Under Mr. Kitagawa’s agreement, he is entitled to receive an amount equal to the present value of $600,000 per year for 15 years payable in a lump sum on the first day of the month upon retirement after attaining age 66. Under the agreements with Messrs. Hirata and Nakatsuka, each executive will receive an annual benefit upon retirement after age 66 equal to 65% of the average of his compensation for the three years immediately preceding his termination of employment reduced by the sum of the benefits payable under the pension plan and Social Security benefits. Mr. Hirata’s benefits will be paid in monthly installments for 15 years and Mr. Nakatsuka will receive a lump sum equal to the present value of installments over 15 years.

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Each executive may also retire early, before attaining age 66, and receive a reduced benefit. Mr. Kitagawa will receive the amount accrued for accounting purposes as of the end of the calendar year before his termination of employment, payable in a lump sum. Messrs. Hirata’s and Nakatsuka’s benefits are reduced by a fraction, the numerator of which is completed years of service and the denominator of which is the executive’s potential years of service if he had remained employed until age 66, with such benefits paid by lump sum for Mr. Nakatsuka and in installments for Mr. Hirata over 15 years.

For Mr. Kitagawa, if his employment is terminated within three years following a change in control, he will receive his normal retirement benefit. Messrs. Hirata and Nakatsuka will each receive 65% of their final average compensation projected to age 66, without any reduction for amounts payable under the pension plan or Social Security. All amounts are paid as a lump sum, except Mr. Hirata will receive installments for 15 years. The agreements contain change of control “tax gross up” provisions such that if a payment to any of the three executives exceeds the limit on such payments pursuant to Internal Revenue Code Section 280G, and thereby imposes an excise tax on the officer, Territorial Savings Bank, or its successor, will pay such executive additional amounts to compensate for the excise tax.

In the event of disability or death, Messrs. Hirata and Nakatsuka will receive the same benefit as if they had terminated employment following a change in control. Upon death, Mr. Kitagawa’s designee will receive a lump-sum payment equal to the present value of his projected normal retirement benefit and upon disability Mr. Kitagawa will receive a lump sum equal to the amount accrued for accounting purposes under the plan.

No benefits are payable in the event of a termination for cause.

Non-Qualified Deferred Compensation Plans

The following table provides information with respect to each non-qualified deferred compensation plan in which the named executive officers participated in 2016.

Non-Qualified Deferred Compensation at and for the Year Ended December 31, 2016
Name	Plan Name	Executive Contributions in Last Fiscal Year ($)	Registrant Contributions in Last Fiscal Year ($)	Aggregate Earnings in Last Fiscal Year ($)(1)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year End ($)(2)
Vernon Hirata	Executive Deferred Incentive Agreement	--	--	33,500	--	512,066

(1) The amount in this column includes above-market earnings for the executive deferred incentive agreement in the amount of $6,509, which have been reported as compensation for the year ended December 31, 2016 in the Summary Compensation Table. The account balance accrues interest at the rate of 7% per year. We ceased making contributions to the agreements for calendar years beginning after 2006 (other than the interest crediting).

(2) Amounts attributed to above-market earnings have been reported as compensation for the years ended December 31, 2016, 2015, and 2014 in the Summary Compensation Table.

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Executive Deferred Incentive Agreement. We provide executive deferred incentive benefits to Mr. Hirata, whose agreement was frozen effective August 29, 2007. Before the agreement was frozen, it provided for the grant of annual cash awards equal to a specified percentage of base salary, based on the attainment of established criteria. Payment of all awards is deferred until the earlier of:

◾  normal retirement age,

◾  early termination,

◾  separation from service within three years following a change in control,

◾  termination due to disability, or

◾  death, in which case the benefit will be paid in a lump sum.

Supplemental Employee Stock Ownership Plan. Territorial Savings Bank adopted the Supplemental Employee Stock Ownership Plan (“Supplemental ESOP”) effective January 1, 2009, to provide certain executives with benefits that they otherwise would be entitled to under the tax-qualified Employee Stock Ownership Plan (“ESOP”), but for limitations imposed by the Internal Revenue Code. During 2016, three employees participated in the Supplemental ESOP. The Compensation Committee of the Board of Directors of Territorial Savings Bank administers the Supplemental ESOP. Each year, participants in the Supplemental ESOP are credited with a dollar amount equal to the difference between the value of the shares of our common stock that would have been allocated to the participant under the tax-qualified ESOP, but for the limitations imposed by the Internal Revenue Code, and the actual value of shares of our common stock allocated to the participant under the ESOP for the relevant plan year. Participants in the Supplemental ESOP may direct the investment of their Supplemental ESOP accounts among a select group of broadly diversified mutual funds selected by the Compensation Committee. Benefits are generally payable in a cash lump sum within 90 days of the first to occur of: (i) the participant’s separation from service; (ii) the participant’s death; (iii) the participant’s disability; or (iv) a change in control of Territorial Savings Bank or Territorial Bancorp Inc., but, in order to comply with Section 409A of the Code, payments will be delayed for six months for any “specified employee” (as defined in Section 409A of the Code).

Potential Payments on Termination or Change in Control

Assuming that each of our named executive officers terminated employment as of December 31, 2016, they would have been entitled to certain payments and benefits, as set forth in the following tables. Information with respect to Messrs. Kitagawa, Hirata and Nakatsuka is based upon their employment agreements. No other named executive officer was a party to an employment agreement as of December 31, 2016. There are no payments or benefits payable solely on account of a change in control.

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Allan S. Kitagawa

Payments	Termination for Cause	Termination Without Cause or Resignation for Good Reason	Termination Without Cause or Resignation for Good Reason Following a Change-in-Control of the Company	Death	Disability	Retirement
Cash Severance	$ --	$2,642,006 (1)	$7,113,482 (2)	$141,854 (3)	$ --	$ --
Prorata Bonus Payment (4)	--	--	--	711,908	711,908	711,908
Retirement Benefit Enhancement (5)	--	--	--	--	--	--
Welfare Benefit Values (6)	--	19,914	19,914	--	--	--
Excise tax and Gross-Up	--	--	--	--	--	--

Total	$ --	$2,661,920	$7,133,396	$853,762	$711,908	$711,908

Melvin M. Miyamoto

Payments	Termination for Cause	Termination Without Cause or Resignation for Good Reason	Termination Without Cause or Resignation for Good Reason Following a Change-in-Control of the Company	Death	Disability	Retirement
Cash Severance (7)	$ --	$ --	$299,136	$ --	$ --	$ --
Prorata Bonus Payment	--	--	--	--	--	--
Retirement Benefit Enhancement	--	--	--	--	--	--
Healthcare Benefit Values (8)	--	--	4,480	--	--	--
Excise tax and Gross-Up	--	--	--	--	--	--

Total	$ --	$ --	$303,616	$ --	$ --	$ --

Vernon Hirata

Payments	Termination for Cause	Termination Without Cause or Resignation for Good Reason	Termination Without Cause or Resignation for Good Reason Following a Change-in-Control of the Company	Death	Disability	Retirement
Cash Severance	$ --	$1,116,889 (1)	$3,183,839 (2)	$52,514 (3)	$136,864 (9)	$ --
Prorata Bonus Payment	--	--	--	263,546	263,546	--
Retirement Benefit Enhancement	--	--	987,513	2,111,256	987,513	--
Welfare Benefit Values	--	20,325 (6)	20,325 (6)	--	4,893 (10)	--
Excise tax and Gross-Up (11)	--	--	494,958	--	--	--
Total	$ --	$1,137,214	$4,686,635	$2,427,316	$1,392,816	$ --

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Ralph Y. Nakatsuka

Payments	Termination for Cause	Termination Without Cause or Resignation for Good Reason	Termination Without Cause or Resignation for Good Reason Following a Change-in-Control of the Company	Death	Disability	Retirement
Cash Severance (1)	$ --	$1,328,335 (1)	$2,967,596 (2)	$52,514 (3)	$313,154 (9)	$ --
Prorata Bonus Payment (2)	--	--	--	263,546	263,546	--
Retirement Benefit Enhancement	--	--	930,325	2,041,070	930,325	--
Welfare Benefit Values	--	20,316 (6)	20,316 (6)	--	26,091 (10)	--
Excise Tax and Gross-Up (11)	--	--	466,748	--	--	--

Total	$ --	$1,348,651	$4,384,985	$2,357,130	$1,533,116	$ --

Richard K.C. Lau

Payments	Termination for Cause	Termination Without Cause or Resignation for Good Reason	Termination Without Cause or Resignation for Good Reason Following a Change-in-Control of the Company	Death	Disability	Retirement
Cash Severance (7)	$ --	$ --	$350,984	$ --	$ --	$ --
Prorata Bonus Payment	--	--	--	--	--	--
Retirement Benefit Enhancement	--	--	--	--	--	--
Healthcare Benefit Values (8)	--	--	6,389	--	--	--
Excise Tax and Gross-Up	--	--	--	--	--	--
Total	$ --	$ --	$357,373	$ --	$ --	$ --

(1) Represents a lump-sum payment equal to the base salary and retirement benefits (e.g., 401K and ESOP contributions) the executive would have received for the remaining term of his employment agreement (25 months as of 12/31/2016) and annual bonus actually earned in the calendar year preceding the year of termination.

(2) Represents a lump-sum payment equals to three times the executive’s prior five-year average of taxable compensation less one dollar.

(3) Represents a lump-sum payment equal to the executive’s current base salary for 60 days.

(4) The annual incentive plan provides a pro-rata payout for outstanding awards based on actual performance after the performance period ends. The actual earned amounts are included for the awards of which the performance period ended on December 31, 2016 (2016 short-term, 2014 to 2016 LTIP based on three-year ROAE performance and 2015 to 2017 LTIP based on two-year Total Shareholder Return). The pro-rata target amounts are included for the awards with a pending performance period (2015 to 2017 LTIP based on three-year ROAE performance and 2016 to 2018 LTIP).

(5) Mr. Kitagawa already attained retirement eligible age, age 65. Therefore, no retirement benefit enhancement will be provided upon termination.

(6) Represents the estimated cost of continuing welfare benefit (medical, dental, vision and life insurance) for three years.

(7) Amount listed represents a lump-sum payment equals to two times the executive’s annual salary.

(8) Amount listed represents the estimated cost of continuing healthcare benefit (medical, dental and vision) for one year.

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(9) Represents a lump-sum payment equals to 3/4 monthly salary (excluding long-term disability insurance benefit) until retirement and the annual bonus received in the calendar year preceding the year of termination.

(10) Represents the estimated cost of continuing welfare benefits until the normal retirement age of 65.

(11) SERP arrangement provides excise tax gross-up for SERP payment only.

Tax-Qualified Benefit Plans

Territorial Savings Bank 401(k) Plan. We sponsor the Territorial Savings Bank 401(k) Plan, a tax-qualified defined contribution plan, for all employees who have satisfied the plan’s eligibility requirements. Employees may begin deferring their compensation and are eligible to receive matching contributions and profit-sharing contributions as of the first day of the month following the completion of 12 months of employment during which they worked at least 1,000 hours. All contributions are 100% vested.

Employee Stock Ownership Plan. Effective January 1, 2009, Territorial Savings Bank adopted an employee stock ownership plan for eligible employees. Eligible employees who have attained age 21 generally begin participation in the ESOP on the later of the effective date of the ESOP on or after the eligible employee’s completion of 1,000 hours of service during a continuous 12-month period.

The ESOP trustee purchased, on behalf of the ESOP, 978,650 shares of our common stock issued in the offering. The ESOP funded its stock purchase with a loan from us equal to the aggregate purchase price of the common stock. The loan will be repaid principally through Territorial Savings Bank’s contribution to the ESOP and dividends payable on common stock held by the ESOP over the anticipated 20-year term of the loan. The interest rate for the ESOP loan is an adjustable rate equal to the prime rate, as published in The Wall Street Journal, which adjusts annually.

The trustee holds the shares purchased by the ESOP in an unallocated suspense account, and shares will be released from the suspense account on a pro-rata basis as we repay the loan. The trustee will allocate the shares released among participants on the basis of each participant’s proportional share of compensation relative to all participants. Participants become 100% vested upon the completion of three years of service. Participants who were employed by Territorial Savings Bank immediately prior to the offering received credit for vesting purposes for years of service prior to adoption of the ESOP. Participants also will become fully vested automatically upon normal retirement, death, or disability, a change in control, or termination of the ESOP. Generally, participants will receive distributions from the ESOP upon separation from service. The ESOP reallocates any unvested shares forfeited upon termination of employment among the remaining participants.

The ESOP permits participants to direct the trustee as to how to vote the shares of common stock allocated to their accounts. The trustee votes unallocated shares and allocated shares for which participants do not provide instructions on any matter in the same ratio as those shares for which participants provide instructions, subject to fulfillment of the trustee’s fiduciary responsibilities.

Under applicable accounting requirements, Territorial Savings Bank records compensation expense for the ESOP at the fair market value of the shares as they are committed to be released from the unallocated suspense account to participants’ accounts. The compensation expense resulting from the release of the common stock from the suspense account and allocation to plan participants results in a corresponding reduction in our earnings.

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Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis that is required by the rules established by the Securities and Exchange Commission. Based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy report.

Compensation Committee of the

Board of Directors of Territorial Bancorp Inc.

Kirk W. Caldwell (Chairman)

Howard Y. Ikeda

Richard I. Murakami

Compensation Committee Interlocks and Insider Participation

Our Compensation Committee determines the salaries to be paid each year to the Chief Executive Officer and those executive officers who report directly to the Chief Executive Officer. The Compensation Committee consists of Directors Caldwell, who serves as Chairman; Ikeda; and Richard Murakami. None of these individuals was an officer or employee of Territorial Bancorp Inc. during the year ended December 31, 2016, or is a former officer of Territorial Bancorp Inc. For the year ended December 31, 2016, none of the members of the Compensation Committee had any relationship requiring disclosure under “Transactions with Certain Related Persons.”

During the year ended December 31, 2016, (i) no executive officer of Territorial Bancorp Inc. served as a member of the Compensation

Committee (or other Board committee performing equivalent functions or, in the absence of any such committee, the entire Board of Directors) of another entity, one of whose executive officers served on the Compensation Committee of Territorial Bancorp Inc.; (ii) no executive officer of Territorial Bancorp Inc. served as a director of another entity, one of whose executive officers served on the Compensation Committee of Territorial Bancorp Inc.; and (iii) no executive officer of Territorial Bancorp Inc. served as a member of the Compensation Committee (or other Board committee performing equivalent functions or, in the absence of any such committee, the entire Board of Directors) of another entity, one of whose executive officers served as a director of Territorial Bancorp Inc.

Section 16(a) Beneficial Ownership Reporting Compliance

Our executive officers and directors and beneficial owners of greater than 10% of the outstanding shares of common stock are required to file reports with the Securities and Exchange Commission disclosing beneficial ownership and changes in beneficial ownership of our common stock. Securities and Exchange Commission rules require disclosure if an executive officer, director, or 10% beneficial owner fails to file these reports on a timely basis.

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Based solely on the review of copies of the reports we have received and written representations provided to us from the individuals required to file the reports, each of our executive officers filed a late Form 4 to report the withholding of shares by the Company for tax purposes, and Chairman, President and Chief Executive Officer Allan

Kitagawa filed on late Form 4 to report the sale of 13,088 shares of common stock. We believe that each of our executive officers and directors otherwise complied with applicable reporting requirements for transactions in Territorial Bancorp Inc. common stock during the year ended December 31, 2016.

Transactions with Certain Related Persons

The Sarbanes-Oxley Act of 2002 generally prohibits us from making loans to our executive officers and directors, but it contains a specific exemption from such prohibition for loans made by Territorial Savings Bank to our executive officers and directors in compliance with federal banking regulations.

At December 31, 2016, all of our loans to directors and executive officers were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to Territorial Savings Bank, and did not involve more than the normal risk of collectability or present other unfavorable features. These loans were performing according to their original terms at December 31, 2016, and were made in compliance with federal banking regulations.

The brother of Director Francis Tanaka is a non-executive employee of Territorial Savings Bank. For the year ended December 31, 2016,

Mr. Tanaka’s brother was paid $234,492 in total compensation by Territorial Savings Bank.

Pursuant to Territorial Bancorp Inc.’s Policy and Procedures for Approval of Related Person Transactions, the Audit Committee periodically reviews, no less frequently than once a year, a summary of transactions in excess of $50,000 with our directors, executive officers, and their family members, for the purpose of determining whether the transactions are within our policies and should be ratified and approved. Additionally, pursuant to our Code of Ethics and Business Conduct, all of our executive officers and directors must disclose any existing or emerging conflicts of interest to our Chairman of the Board and Chief Executive Officer. Such potential conflicts of interest include, but are not limited to, the following: (i) our conducting business with or competing against an organization in which a family member of an executive officer or director has an ownership or employment interest; and (ii) the ownership of more than 1% of the outstanding securities or 5% of total assets of any business entity that does business with or is in competition with us.

Nominating and Corporate Governance Committee Procedures

General

It is the policy of the Nominating and Corporate Governance Committee of the Board of Directors of the Company to consider director candidates recommended by stockholders who appear to be qualified to serve on the Company’s Board of Directors. The Nominating and Corporate Governance Committee, which is comprised solely of nonemployee directors, all

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of whom the Board has determined are independent in accordance with the listing standards of the NASDAQ Stock Market, Inc., may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Nominating and Corporate Governance Committee does not perceive a need to increase the size of the Board of Directors. To avoid the unnecessary use of the Nominating and Corporate Governance Committee’s resources, the Nominating and Corporate Governance Committee will consider only those director candidates recommended in accordance with the procedures set forth below.

Diversity Considerations

In identifying candidates for Director, the Nominating and Corporate Governance Committee and the Board of Directors take into account (1) the comments and recommendations of Board members regarding the qualifications and effectiveness of the existing Board of Directors or additional qualifications that may be required when selecting new Board members, (2) the requisite expertise and diversity of the Board of Directors’ overall membership composition, (3) the independence of outside Directors and other possible conflicts of interest of existing and potential members of the Board of Directors, and (4) all other factors it considers appropriate, including the extent to which the candidate helps the Board of Directors reflect the gender and diversity of our stockholders, employees, customers and communities.

Procedures to be Followed by Stockholders

To submit a recommendation of a director candidate to the Nominating and Corporate Governance Committee, a stockholder should submit the following information in writing to the main office of the Company, addressed to the Chairman of the Nominating and Corporate

Governance Committee, care of the Corporate Secretary, Territorial Bancorp Inc., P.O. Box 135040, Honolulu, Hawaii 96801:

(1) a statement that the writer is a stockholder and is proposing a candidate for consideration by the Committee;

(2) the name and address of the stockholder as they appear on the Company’s books, and number of shares of the Company’s common stock that are owned beneficially by the stockholder (if the stockholder is not a holder of record, appropriate evidence of the stockholder’s ownership will be required);

(3) the name, address, and contact information for the candidate, and the number of shares of common stock of the Company that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the candidate’s share ownership should be provided);

(4) a statement of the candidate’s business and educational experience;

(5) such other information regarding the candidate as would be required to be included in the proxy statement pursuant to Securities and Exchange Commission Regulation 14A;

(6) a statement detailing any relationship between the candidate and any customer, supplier, or competitor of the Company;

(7) detailed information about any relationship or understanding between the proposing stockholder and the candidate; and

(8) a statement that the candidate is willing to be considered and willing to serve as a director if nominated and elected.

To be timely, the submission of a candidate for director by a stockholder must be received by the Corporate Secretary at least 180 days prior

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to the anniversary date of the proxy statement relating to the preceding year’s annual meeting of stockholders.

Process for Identifying and Evaluating Nominees

The process that the Nominating and Corporate Governance Committee follows to identify and evaluate individuals to be nominated for election to the Board of Directors is as follows.

Identification. For purposes of identifying nominees for the Board of Directors, the Nominating and Corporate Governance Committee relies on personal contacts of the committee members and other members of the Board of Directors, as well as its knowledge of members of the communities served by Territorial Savings Bank. The Nominating and Corporate Governance Committee will also consider director candidates recommended by stockholders in accordance with the policy and procedures set forth above. The Nominating and Corporate Governance Committee has not previously used an independent search firm to identify nominees.

Evaluation. In evaluating potential nominees, the Nominating and Corporate Governance Committee determines whether the candidate is eligible and qualified for service on the Board of Directors by evaluating the candidate under certain criteria, which are described below. If such individual fulfills these criteria, the Nominating and Corporate Governance Committee will conduct a check of the individual’s background and interview the candidate to further assess the qualities of the prospective nominee and the contributions he or she would make to the Board of Directors.

Qualifications

The Nominating and Corporate Governance Committee has adopted a set of criteria that it considers when it selects individuals to be nominated for election to the Board of Directors. A candidate must meet the eligibility requirements set forth in the Company’s Bylaws, which include the following.

◾  A person is not qualified to serve as director if he or she: (1) is under indictment for, or has ever been convicted of, a criminal offense involving dishonesty or breach of trust and the penalty for such offense could be imprisonment for more than one year, (2) is a person against whom a banking agency has, within the past ten years, issued a cease and desist order for conduct involving dishonesty or breach of trust and that order is final and not subject to appeal, or (3) has been found either by a regulatory agency whose decision is final and not subject to appeal or by a court to have (i) breached a fiduciary duty involving personal profit, or (ii) committed a willful violation of any law, rule, or regulation governing banking, securities, commodities, or insurance, or any final cease and desist order issued by a banking, securities, commodities, or insurance regulatory agency.

◾  No person may serve on the Board of Directors and at the same time be a director or officer of another cooperative bank, credit union, savings bank, savings and loan association, trust company, bank holding company, or banking association (in each case whether chartered by a state, the federal government, or any other jurisdiction) that engages in business activities in the same market area as the Company or any of its subsidiaries.

A candidate also must meet any qualification requirements set forth in any Board or Committee governing documents.

Selection Considerations

If the candidate is deemed eligible for election to the Board of Directors, the Committee will consider the following criteria in selecting

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nominees, as described in more detail in the Committee’s Criteria for Director Nominees (which is available on our Web site):

◾  contribution to the Board;

◾  experience;

◾  familiarity with and participation in local community;

◾  integrity;

◾  stockholder interests and dedication; and

◾  independence.

The Committee will also consider any other factors it deems relevant to a candidate’s nomination, including the extent to which the candidate helps the Board of Directors reflect the diversity of the Company’s stockholders, employees, customers and communities. The Committee also may consider the current composition and size of the Board of Directors, the balance of management and independent directors, and the need for audit committee expertise.

The Committee may weight the foregoing criteria differently in different situations, depending on the composition of the Board of Directors at the time. The Committee will maintain at least one director who meets the definition of “audit committee financial expert” under Securities and Exchange Commission regulations.

With respect to nominating an existing director for reelection to the Board of Directors, the Nominating and Corporate Governance Committee will consider and review an existing director’s Board and committee attendance and performance; length of Board service; experience, skills, and contributions that the existing director brings to the Board; and independence.

Majority Voting Policy

The Board of Directors has adopted a majority voting policy (the “Policy”), which shall be utilized for the election of any director at any meeting of stockholders for uncontested elections and shall not be applicable for contested elections. For the purpose of the Policy, an “uncontested election” shall mean an election of directors where the only director nominees are those individuals recommended by the Board of Directors of the Company.

Pursuant to the Policy, any incumbent director nominee in an uncontested election who receives a greater number of votes “WITHHELD” than votes cast “FOR” at the stockholders meeting shall promptly tender his or her proposed resignation following certification of the stockholder vote.

The Nominating and Corporate Governance Committee will promptly consider the resignation and will recommend to the Board of Directors whether to accept the resignation or to take other action, including rejecting the resignation and addressing any apparent underlying causes of the failure of the director to obtain a majority of votes “FOR” such nominee. When considering the resignation and making its recommendation, the Nominating and Corporate Governance Committee will consider all factors deemed relevant by its members including, without limitation, the underlying reasons for the stockholder’s WITHHELD votes for the director (to the extent ascertainable), the length of service and qualifications of the director, the director’s contributions to the Company, whether the acceptance or rejection of the resignation will have any adverse affect on the Company’s compliance with any applicable law, rule, regulation or governing document, to determine whether the acceptance of the resignation is in the best interests of the Company and its stockholders.

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The Board of Directors will act on the Nominating and Corporate Governance Committee’s recommendation no later than at its first regularly scheduled meeting following certification of the stockholder vote, but in any case, no later than 90 days following the certification of the stockholder vote.

If a majority of the members of the Nominating and Corporate Governance Committee are required to tender a resignation at the same election, then the other independent directors will appoint a special Board committee amongst themselves solely for the purpose of considering the resignations and will recommend to the Board whether to accept, reject or take other action as to the resignations.

Submission of Business Proposals and Stockholder Nominations

The Company must receive proposals that stockholders seek to include in the proxy statement for the Company’s next annual meeting no later than December 25, 2017. If next year’s annual meeting is held on a date more than 30 calendar days from May 25, 2018, a stockholder proposal must be received by a reasonable time before the Company begins to print and mail its proxy solicitation for such annual meeting. Any stockholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

The Company’s Bylaws generally provide that any stockholder desiring to make a proposal for new business at an annual meeting of stockholders or to nominate one or more candidates for election as directors must submit written notice filed with the Secretary of the Company not less than 80 days nor more than 90 days prior to any such annual meeting; provided, however, that if less than 90 days notice or prior public disclosure of the date of the annual meeting is given to stockholders, such written notice shall be delivered or mailed to and received by the Secretary of the Corporation at the principal executive office of the Corporation not later than the tenth day following the day on which notice of the meeting was mailed to stockholders or such public disclosure was made. The 2018 annual meeting of stockholders is expected to be held May 24, 2018. For the 2018 annual meeting of stockholders, the notice would have to be received between February 23, 2018 and March 5, 2018. The stockholder must also provide certain information in the notice, as set forth in the Company’s Bylaws. Failure to comply with these advance notice requirements will preclude such nominations or new business from being considered at the meeting.

Nothing in this proxy statement or our Bylaws shall be deemed to require us to include in our proxy statement and proxy relating to an annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the Securities and Exchange Commission in effect at the time such proposal is received.

Stockholder Communications

The Company encourages stockholder communications to the Board of Directors and/or individual directors. All communications from stockholders should be addressed to:

Board of Directors, Territorial Bancorp Inc., P.O. Box 135040, Honolulu, Hawaii 96801. Communications to individual directors should be sent to such director at the Company’s

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address. The letter should indicate that the author is a stockholder and, if shares are not held of record, should include appropriate evidence of stock ownership. Depending on the subject matter, the Corporate Secretary will:

◾  forward the communication to the director or directors to whom it is addressed;

◾  attempt to handle the inquiry directly (for example, where it is a request for information about the Company or a stock-related matter); or

◾  not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal, or otherwise inappropriate.

At each Board meeting, the Corporate Secretary will present a summary of all communications received since the last meeting that were not forwarded and make those communications available to the directors.

Miscellaneous

The Company will pay the cost of this proxy solicitation. The Company will reimburse brokerage firms and other custodians, nominees, and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Company. Additionally, directors, officers, and other employees of the Company may solicit proxies personally or by telephone without receiving additional compensation. The Company has retained Laurel Hill Advisory Group, LLC to assist the Company in soliciting proxies, and has agreed to pay Laurel Hill Advisory Group, LLC a fee of $7,000.00 plus out-of-pocket expenses and charges for telephone calls made and received in connection with the solicitation.

The Company’s Annual Report to Stockholders has been included with this proxy statement. Any stockholder who has not received a copy of the Annual Report may obtain a copy by writing to the Corporate Secretary of the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated by reference into this proxy statement.

If you and others who share your address own your shares in “street name,” your broker or other holder of record may be sending only one annual report and proxy statement to your address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a stockholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, he or she should contact the broker or other holder of record. If you own your shares in “street name” and are receiving multiple copies of our annual report and proxy statement, you can request householding by contacting your broker or other holder of record.

Whether or not you plan to attend the annual meeting, please vote by marking, signing, dating, and promptly returning the enclosed proxy card in the enclosed envelope.

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Important Notice Regarding the Availability of Proxy Materials

The Company’s Proxy Statement, the Notice of the Annual Meeting of Stockholders, and the 2016 Annual Report to Stockholders are each available on the Internet at www.proxyvote.com.

BY ORDER OF THE BOARD OF DIRECTORS

Vernon Hirata
Corporate Secretary

Honolulu, Hawaii
April 24, 2017

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APPENDIX A

TERRITORIAL BANCORP INC.

2010 EQUITY INCENTIVE PLAN

AS AMENDED AND RESTATED

ARTICLE 1 – GENERAL

Section 1.1    Purpose, Effective Date and Term. The purpose of this Territorial Bancorp Inc. 2010 Equity Incentive Plan (the “Plan”) is to promote the long-term financial success of Territorial Bancorp Inc., a Maryland corporation (the “Company”), and its Subsidiaries, including Territorial Savings Bank (the “Bank”), by providing a means to attract, retain and reward individuals who contribute to such success and to further align their interests with those of the Company’s stockholders. The “Effective Date” of the Plan, as amended and restated shall be the date the Plan is implemented by the Board subsequent to the satisfaction of the applicable shareholder approval requirements. The Plan shall remain in effect as long as any Awards are outstanding; provided, however, that no Awards may be granted under the Plan after the ten-year anniversary of the Effective Date. Notwithstanding anything herein to the contrary, if the Plan, as amended and restated is not approved by Stockholders, then the Plan, as previously constituted, shall remain in effect, provided that any Awards made under the Plan in 2017 intended to be “qualified performance-based compensation” within the meaning of Code Section 162(m) shall be null and void.

Section 1.2    Administration. The Plan shall be administered by the Compensation Committee of the Company’s Board of Directors (the “Committee”), in accordance with Section 5.1.

Section 1.3    Participation. Each Employee or Director of the Company, or any Subsidiary of the Company who is granted an Award in accordance with the terms of the Plan shall be a “Participant” in the Plan. Awards shall be limited to Employees and Directors of the Company or any Subsidiary.

Section 1.4    Definitions. Capitalized terms used in this Plan are defined in Article 8 and elsewhere in this Plan.

ARTICLE 2 – AWARDS

Section 2.1    General. Any Award under the Plan may be granted singularly, in combination with another Award (or Awards). Each Award under the Plan shall be subject to the terms and conditions of the Plan and such additional terms, conditions, limitations and restrictions as the Committee shall provide with respect to such Award and as evidenced in the Award Agreement. Subject to the provisions of Section 2.7, an Award may be granted as an alternative to or replacement of an existing Award under the Plan or any other plan of the Company or any Subsidiary or as the form of payment for grants or rights earned or due under any other compensation plan or arrangement of the Company or its Subsidiaries,

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including without limitation the plan of any entity acquired by the Company or any Subsidiary. The types of Awards that may be granted under the Plan include:

(a)    Stock Options. A Stock Option means a grant under Section 2.2 that represents the right to purchase shares of Stock at an Exercise Price established by the Committee. Any Stock Option may be either an Incentive Stock Option (an “ISO”) that is intended to satisfy the requirements applicable to an “Incentive Stock Option” described in Code Section 422(b), or a Non-Qualified Stock Option (a “Non-Qualified Option”) that is not intended to be an ISO; provided, however, that no ISOs may be granted: (i) after the ten-year anniversary of the Effective Date; or (ii) to a non-Employee. Unless otherwise specifically provided by its terms, any Stock Option granted to an Employee under this Plan shall be an ISO. Any ISO granted under this Plan that does not qualify as an ISO for any reason (whether at the time of grant or as the result of a subsequent event) shall be deemed to be a Non-Qualified Option. In addition, any ISO granted under this Plan may be unilaterally modified by the Committee to disqualify such Stock Option from ISO treatment such that it shall become a Non-Qualified Option; provided, however, that any such modification shall be ineffective if it causes the Award to be subject to Code Section 409A (unless, as modified, the Award complies with Code Section 409A).

(b)    Restricted Stock Awards. A Restricted Stock Award means a grant of shares of Stock under Section 2.3 for no consideration or such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan, subject to a vesting schedule or the satisfaction of market conditions or performance conditions.

(c)     Restricted Stock Unit Awards. A Restricted Stock Unit Award means a grant under Section 2.4 denominated in shares of Stock that is similar to a Restricted Stock Award except no shares of Stock are actually awarded on the date of grant of a Restricted Stock Unit. A Restricted Stock Unit Award is subject to a vesting schedule or the satisfaction of market conditions or performance conditions and shall be settled in shares of Stock, provided, however, that in the sole discretion of the Committee, determined at the time of settlement, a Restricted Stock Unit Award may be settled in cash based on the Fair Market Value of a share of the Stock multiplied by the number of Restricted Stock Unit Awards being settled.

Section 2.2    Stock Options.

(a)    Grant of Stock Options. Each Stock Option shall be evidenced by an Award Agreement that shall: (i) specify the number of Stock Options covered by the Award; (ii) specify the date of grant of the Stock Option; (iii) specify the vesting period or conditions to vesting; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service with the Company as the Committee may, in its discretion, prescribe.

(b)    Terms and Conditions. A Stock Option shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the

A-2

Committee. In no event, however, shall a Stock Option expire later than ten (10) years after the date of its grant (or five (5) years with respect to ISOs granted to an Employee who is a 10% Stockholder). The “Exercise Price” of each Stock Option shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant (or, if greater, the par value of a share of Stock); provided, however, that the Exercise Price of an ISO shall not be less than 110% of Fair Market Value of a share of Stock on the date of grant if granted to a 10% Stockholder; provided further, that the Exercise Price may be higher or lower in the case of Stock Options granted or exchanged in replacement of existing Awards held by an Employee or Director of an acquired entity. The payment of the Exercise Price of a Stock Option shall be by cash or, subject to limitations imposed by applicable law, by such other means as the Committee may from time to time permit, including: (i) by tendering, either actually or constructively by attestation, shares of Stock valued at Fair Market Value as of the day of exercise; (ii) by irrevocably authorizing a third party, acceptable to the Committee, to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and to remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise; (iii) by personal, certified or cashiers’ check; (iv) by other property deemed acceptable by the Committee (including by a “net settlement”); or (v) by any combination thereof. The total number of shares that may be acquired upon the exercise of a Stock Option shall be rounded down to the nearest whole share.

Section 2.3    Restricted Stock Awards.

(a)    Grant of Restricted Stock Awards. Each Restricted Stock Award shall be evidenced by an Award Agreement that shall: (i) specify the number of shares of Stock covered by the Restricted Stock Award; (ii) specify the date of grant of the Restricted Stock Award; (iii) specify the vesting period; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service with the Company, as the Committee may, in its discretion, prescribe. All Restricted Stock Awards shall be in the form of issued and outstanding shares of Stock that shall be either: (x) registered in the name of the Participant and held by the Company, together with a stock power executed by the Participant in favor of the Company, pending the vesting or forfeiture of the Restricted Stock Award; or (y) registered in the name of, and delivered to, the Participant. In any event, the certificates evidencing the Restricted Stock Award shall at all times prior to the applicable vesting date bear the following legend:

The Stock evidenced hereby is subject to the terms of an Award Agreement with Territorial Bancorp Inc. dated [Date], made pursuant to the terms of the Territorial Bancorp Inc. 2010 Equity Incentive Plan, copies of which are on file at the executive offices of Territorial Bancorp Inc., and may not be sold, encumbered, hypothecated or otherwise transferred except in accordance with the terms of such Plan and Award Agreement, or such other restrictive legend as the Committee, in its discretion, may specify. Notwithstanding the foregoing, the Company may in its sole discretion issue Restricted Stock

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Awards in any other approved format (e.g. electronically) in order to facilitate the paperless transfer of such Awards. In the event Restricted Stock Awards are not issued in certificate form, the Company and the transfer agent shall maintain appropriate bookkeeping entries that evidence Participants’ ownership of such Awards. Restricted Stock Awards that are not issued in certificate form shall be subject to the same terms and conditions of the Plan as certificated shares, including the restrictions on transferability and the provision of a stock power executed by the Participant in favor of the Company, until the satisfaction of the conditions to which the Restricted Stock Award is subject.

(b)    Terms and Conditions.

(i)    Dividends.    Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, any dividends or distributions declared and paid with respect to shares of Stock subject to the Restricted Stock Award, other than a stock dividend consisting of shares of Stock, shall be immediately distributed to the Participant. If the Committee determines to delay the distribution of dividends to a Participant until the vesting of a Restricted Stock Award, the Committee shall cause the dividend (and any earnings thereon) to be distributed to the Participant no later than two and one-half months following the date on which the Restricted Stock Award vests.

(ii)    Voting Rights. Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, voting rights appurtenant to the shares of Stock subject to the Restricted Stock Award shall be exercised by the Participant in his or her discretion.

(iii)    Tender Offers and Merger Elections. Each Participant to whom a Restricted Stock Award is granted shall have the right to respond, or to direct the response, with respect to the related shares of Stock, to any tender offer, exchange offer, cash/stock merger consideration election or other offer made to, or elections made by, the holders of shares of Stock. Such a direction for any such shares of Stock shall be given by proxy or ballot (if the Participant is the beneficial owner of the shares of Stock for voting purposes) or by completing and filing, with the inspector of elections, the trustee or such other person who shall be independent of the Company as the Committee shall designate in the direction (if the Participant is not such a beneficial owner), a written direction in the form and manner prescribed by the Committee. If no such direction is given, then the shares of Stock shall not be tendered.

Section 2.4    Restricted Stock Unit Awards.

(a)    Grant of Restricted Stock Unit Awards. Each Restricted Stock Unit Award shall be evidenced by an Award Agreement which shall: (i) specify the number of Restricted Stock Units covered by the Award; (ii) specify the date of grant of the Restricted Stock Units; (iii) specify the vesting period or market conditions or performance conditions that must be

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satisfied in order to vest in the Award; and (iv) contain any other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Services. Restricted Stock Unit Awards shall be paid in shares of Stock, or in the sole discretion of the Committee determined at the time of settlement, in cash or a combination of cash and shares of Stock.

(b)    Terms and Conditions. Each Restricted Stock Unit Award shall be subject to the following terms and conditions:

(i)    A Restricted Stock Unit Award shall be similar to a Restricted Stock Award except that no shares of Stock are actually awarded to the recipient on the date of grant. Each Restricted Stock Unit shall be evidenced by an Award Agreement that shall specify the Restriction Period, the number of Restricted Stock Units granted, and such other provisions, including the effect of termination of a Participant’s employment or Service, as the Committee shall determine. The Committee shall impose any other conditions and/or restrictions on any Restricted Stock Unit Award granted pursuant to the Plan as it may deem advisable, including, without limitation, a requirement that Participants pay a stipulated purchase price for each Restricted Stock Unit, time-based restrictions and vesting following the attainment of performance measures set forth in Section 2.5(a) hereof, restrictions under applicable laws or under the requirements of any Exchange or market upon which such shares may be listed, or holding requirements or sale restrictions placed by the Company upon vesting of such Restricted Stock Units.

(ii)     The Committee may, in connection with the grant of Restricted Stock Units, designate them as “qualified performance based compensation” within the meaning of Code Section 162(m), in which event it shall condition the vesting thereof upon the attainment of one or more performance measures set forth in Section 2.5(a) hereof. Regardless of whether Restricted Stock Units are subject to the attainment of one or more performance measures, the Committee may also condition the vesting thereof upon the continued Service of the Participant. The conditions for grant or vesting and the other provisions of Restricted Stock Units (including without limitation any applicable performance measures) need not be the same with respect to each recipient. Except with respect to an Award intended to qualify as Deferred Compensation under Section 2.7 hereof, an Award of Restricted Stock Units shall be settled as and when the Restricted Stock Units vest or, in the case of Restricted Stock Units subject to performance measures, after the Committee has determined that the performance goals have been satisfied.

(iii)    Subject to the provisions of the Plan and the applicable Award Agreement, during the period, if any, set by the Committee, commencing with the date of such Restricted Stock Unit for which the Participant’s continued Service is required (the “Restriction Period”), and until the later of (A) the expiration of the Restriction Period and (B) the date the applicable performance measures (if any) are satisfied, the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber Restricted Stock Units.

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(iv)    A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder. No dividends shall be paid on Restricted Stock Units. In the sole discretion of the Committee, exercised at the time of grant, Dividend Equivalent Rights may be paid on Restricted Stock Units. If a Restricted Stock Unit is intended to be qualified performance-based compensation in accordance with Code Section 162(m), payment of Dividend Equivalent Rights to the Award recipient will be conditioned on the satisfaction of the performance criteria. In such case, the Dividend Equivalent Right shall be paid at the same time as the shares subject to such Restricted Stock Unit are distributed to the Participant.

Section 2.5    Performance-Based Compensation. Any Award under the Plan that is intended to be “performance-based compensation” within the meaning of Code Section 162(m) shall be conditioned on the achievement of one or more objective performance measures, to the extent required by Code Section 162(m), as may be determined by the Committee. The grant of any Award and the establishment of performance measures that are intended to be performance-based compensation shall be made during the period required under Code Section 162(m) and shall comply with all applicable requirements of Code Section 162(m).

(a)    Performance Measures. Such performance measures may be based on any one or more of the following:

(1)	basic earnings per share;

(2)	basic cash earnings per share;

(3)	diluted earnings per share;

(4)	diluted cash earnings per share;

(5)	net income (before or after taxes);

(6)	cash earnings;

(7)	net interest income;

(8)	non-interest income;

(9)	general and administrative expense to average assets ratio;

(10)	cash general and administrative expense to average assets ratio;

(11)	efficiency ratio;

(12)	cash efficiency ratio;

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(13)	return on average assets;

(14)	cash return on average assets;

(15)	return on average stockholders’ equity;

(16)	cash return on average stockholders’ equity;

(17)	return on average tangible stockholders’ equity;

(18)	cash return on average tangible stockholders’ equity;

(19)	core earnings;

(20)	operating income;

(21)	operating efficiency ratio;

(22)	net interest rate spread;

(23)	growth in assets, loans, or deposits;

(24)	loan production volume;

(25)	non-performing loans;

(26)	cash flow;

(27)

strategic business objectives, consisting of one or more objectives based upon meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures, or goals relating to capital raising and capital management;

(28)	total shareholder return; or

(29)	any combination of the foregoing.

Performance measures may be based on the performance of the Company as a whole or on any one or more Subsidiaries or business units of the Company or a Subsidiary and may be measured relative to a peer group, an index or a business plan. In establishing any performance measures, the Committee may provide for the exclusion of the effects of the following items, to the extent identified in the audited financial statements of the Company, including footnotes, or in the Management’s Discussion and Analysis section of the Company’s annual report or in the Compensation Discussion and Analysis Section, if any, of the Company’s annual proxy statement: (i) extraordinary, unusual, and/or nonrecurring items of gain or loss; (ii) gains or losses on the disposition of a business; (iii) changes in tax or

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accounting principles, regulations or laws; or (iv) mergers or acquisitions. To the extent not specifically excluded, such effects shall be included in any applicable performance measure.

(b)    Adjustments. Pursuant to this Section 2.5, in certain circumstances the Committee may adjust performance measures; provided, however, no adjustment may be made with respect to an Award that is intended to be performance-based compensation within the meaning of Code Section 162(m), except to the extent the Committee exercises such negative discretion as is permitted under applicable law for purposes of an exception under Code Section 162(m). If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or its Subsidiaries conducts its business or other events or circumstances render current performance measures to be unsuitable, the Committee may modify such performance measures, in whole or in part, as the Committee deems appropriate. If a Participant is promoted, demoted or transferred to a different business unit during a performance period, the Committee may determine that the selected performance measures or applicable performance period are no longer appropriate, in which case, the Committee, in its sole discretion, may: (i) adjust, change or eliminate the performance measures or change the applicable performance period; or (ii) cause to be made a cash payment to the Participant in an amount determined by the Committee.

Section 2.6    Vesting of Awards. (a) If the right to become vested in an Award under the Plan (including the right to exercise a Stock Option) is conditioned on the completion of a specified period of Service with the Company or its Subsidiaries, without achievement of performance measures or other performance objectives being required as a condition of vesting, and without it being granted in lieu of, or in exchange for, other compensation, then the required period of Service for full vesting shall be determined by the Committee and evidenced in the Award Agreement (subject to acceleration of vesting, to the extent permitted by the Committee, including in the event of the Participant’s death, Disability, or to the extent not prohibited by applicable law or regulations, a Change in Control); provided, however, that to the extent required by applicable law or regulations, no Awards under the Plan shall vest at a rate exceeding twenty percent (20%) per year, commencing one year after the date of grant. Unless otherwise provided by the Committee, Service as a director emeritus or advisory director shall constitute Service for purposes of vesting.

(b)      Notwithstanding Section 2.9 and Article IV hereof, to the extent permitted by applicable law or regulations, or pursuant to an applicable regulatory waiver, the Committee may determine that all Stock Options then held by the Participant shall become fully exercisable (subject to the expiration provisions otherwise applicable to the Stock Option), and all Restricted Stock Awards and Restricted Stock Unit Awards described in Sections 2.1(b) and 2.1(c) shall be fully earned and vested immediately.

(c)      Notwithstanding the foregoing and except to the extent specified in Section 4.1(c), at least ninety-five percent (95%) of all Awards granted under the Plan after May 26, 2016, shall be subject to a vesting requirement of at least one year of Service

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following the grant of the Award unless accelerated due to death, Disability or Involuntary Termination following a Change in Control.

Section 2.7    Deferred Compensation. If any Award would be considered “deferred compensation” as defined under Code Section 409A (“Deferred Compensation”), the Committee reserves the absolute right (including the right to delegate such right) to unilaterally amend the Plan or the Award Agreement, without the consent of the Participant, to maintain exemption from, or to comply with, Code Section 409A. Any amendment by the Committee to the Plan or an Award Agreement pursuant to this Section 2.7 shall maintain, to the extent practicable, the original intent of the applicable provision without violating Code Section 409A. A Participant’s acceptance of any Award under the Plan constitutes acknowledgement and consent to such rights of the Committee, without further consideration or action. Any discretionary authority retained by the Committee pursuant to the terms of this Plan or pursuant to an Award Agreement shall not be applicable to an Award which is determined to constitute Deferred Compensation, if such discretionary authority would contravene Code Section 409A.

Section 2.8    Prohibition Against Option Repricing. Except for adjustments pursuant to Section 3.4, and reductions of the Exercise Price approved by the Company’s stockholders, neither the Committee nor the Board shall have the right or authority to make any adjustment or amendment that reduces or would have the effect of reducing the Exercise Price of a Stock Option previously granted under the Plan, whether through amendment, cancellation (including cancellation in exchange for a cash payment in excess of the Stock Option’s in-the-money value) or replacement grants, or other means.

Section 2.9    Effect of Termination of Service on Awards. The Committee shall establish the effect of a Termination of Service on the continuation of rights and benefits available under an Award or the Plan and, in so doing, may make distinctions based upon, among other things, the cause of Termination of Service and type of Award. Unless the Committee shall specifically state otherwise at the time an Award is granted, all Awards to an Employee or Director shall vest immediately upon such individual’s death or Disability. Unless otherwise provided in an Award Agreement, the following provisions shall apply to each Award granted under this Plan:

(a)      Upon a Participant’s Termination of Service for any reason other than Retirement, Disability, death or termination for Cause, Stock Options shall be exercisable only as to those shares that were immediately exercisable by such Participant at the date of termination, and Stock Options may be exercised only for a period of three months following termination; provided, however, that upon a Participant’s Termination of Service due to Retirement, the Participant’s vested Stock Options shall remain exercisable for the duration of the term set forth in the Award Agreement. Unless the Committee specifies that an unvested Award shall be forfeited on Retirement, any Stock Options and/or Restricted Stock Awards and Restricted Stock Unit Awards that have not vested as of the date of Termination of Service due to Retirement shall continue to vest in accordance with the schedule set forth in

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the Award Agreement. No Stock Options will be considered ISOs unless exercised within 3 months of Termination of Service, except to the extent set forth in 2.9(c) hereof.

(b)      In the event of a Termination of Service for Cause, all Stock Options, Restricted Stock Awards and Restricted Stock Unit Awards granted to a Participant under the Plan not exercised or vested shall expire and be forfeited.

(c)      Upon Termination of Service for reason of Disability or death, all Stock Options shall be exercisable as to all shares subject to an outstanding Award, whether or not then exercisable, and all Restricted Stock Awards and Restricted Stock Unit Awards shall vest as to all shares subject to an outstanding Award, whether or not otherwise immediately vested, at the date of Termination of Service, and Stock Options may be exercised for a period of one year following Termination of Service, provided, however, that no Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than one year following Termination of Service due to Disability and provided, however, in order to obtain ISO treatment for Stock Options exercised by heirs or devisees of an optionee, the optionee’s death must have occurred while employed or within three (3) months of Termination of Service.

(d)      Notwithstanding anything herein to the contrary, no Stock Option shall be exercisable beyond the last day of the original term of such Stock Option.

(e)      Notwithstanding the provisions of this Section 2.9, the effect of a Change in Control on the vesting/exercisability of Stock Options, Restricted Stock Awards and Restricted Stock Unit Awards is as set forth in Article 4.

ARTICLE 3 – SHARES SUBJECT TO PLAN

Section 3.1    Available Shares. The shares of Stock with respect to which Awards may be made under the Plan shall be shares currently authorized but unissued, currently held or, to the extent permitted by applicable law, subsequently acquired by the Company as treasury shares, including shares purchased in the open market or in private transactions.

Section 3.2    Share Limitations.

(a)      Share Reserve. Subject to the following provisions of this Section 3.2, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be equal to One Million Eight Hundred Sixty-Two Thousand Six Hundred Thirty Seven (1,862,637) shares of Stock. The maximum number of shares of Stock that may be delivered pursuant to the exercise of Stock Options (all of which may be granted as ISOs), in the aggregate, is One Million Six Hundred Twelve Thousand Six Hundred Thirty Seven (1,612,637) shares of Stock. The maximum number of shares of Stock that may be issued as Restricted Stock Awards and/or Restricted Stock Unit Awards shall be One Million One Hundred Six Thousand Three Hundred Eighteen (1,106,318) shares of Stock. The

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aggregate number of shares available for grant under the Plan and the number of shares of Stock subject to outstanding Awards shall be subject to adjustment as provided in Section 3.4.

(b)      Computation of Shares Available. For purposes of this Section 3.2 and in connection with the granting of a Stock Option, a Restricted Stock Award or a Restricted Stock Unit Award, the number of shares of Stock available for the granting of additional Stock Options, Restricted Stock Awards and Restricted Stock Unit Awards shall be reduced by the number of shares of Stock in respect of which the Stock Option, Restricted Stock Award or Restricted Stock Unit Award is granted or denominated. To the extent any shares of Stock covered by an Award (including Restricted Stock Awards and Restricted Stock Unit Awards) under the Plan are not delivered to a Participant or beneficiary for any reason, including because the Award is forfeited or canceled or because a Stock Option is not exercised, then such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan. To the extent (i) a Stock Option is exercised by using an actual or constructive exchange of shares of Stock to pay the Exercise Price (including a net-settlement), or (ii) shares of Stock are withheld to satisfy withholding taxes upon exercise or vesting of an Award granted hereunder, the number of shares of Stock available shall be reduced by the gross number of Stock Options exercised rather than by the net number of shares of Stock issued.

Section 3.3    Limitations on Grants to Individuals.

(a)      Options. The maximum number of shares of Stock, in the aggregate, that may be subject to Stock Options granted to any one Employee Participant under the Plan shall be Four Hundred Twenty-Eight Thousand One Hundred Fifty-Nine (428,159) shares, all of which may be granted during any calendar year.

(b)      Restricted Stock Awards and Restricted Stock Unit Awards. To the extent required by applicable law or regulations or in the absence of an applicable regulatory waiver, the maximum number of shares of Stock that may be subject to Restricted Stock Awards and Restricted Stock Unit Awards described under Sections 2.1(b) and 2.1(c) that are granted to any one Employee Participant under the Plan shall be Two Hundred Seventy-Six Thousand Five Hundred Seventy-Nine (276,579) shares, all of which may be granted during any calendar year.

(c)      Director Awards. To the extent required by applicable law or regulations or in the absence of an applicable regulatory waiver, the maximum number of shares of Stock that may be covered by Awards granted to any one individual non-Employee Director pursuant to Section 2.1(a) (relating to Stock Options) shall be 85,630 shares, and the maximum number of shares that may be covered by Awards granted to any one individual non-Employee Director pursuant to Sections 2.1(b) and 2.1(c) (relating to Restricted Stock Awards and Restricted Stock Unit Awards) shall be 55,315 shares. In addition, the maximum number of shares of stock that may be covered by Awards granted to all non-Employee

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Directors, in the aggregate, pursuant to Section 2.1(a) (relating to Stock Options) shall be 513,791 shares, and the maximum number of shares of stock that may be covered by Awards granted to all non-Employee Directors, in the aggregate, under Sections 2.1(b) and 2.1(c) (relating to Restricted Stock Awards and Restricted Stock Unit Awards) shall be 331,895 shares. With respect to Restricted Stock Awards and Restricted Stock Unit Awards granted after May 26, 2016, no Director may receive grants of Restricted Stock Awards or Restricted Stock Unit Awards that exceed 18,494 in the aggregate in any one calendar year.

Section 3.4    Corporate Transactions.

(a)      General. In the event any recapitalization, forward or reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or exchange of shares of Stock or other securities, stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or other similar corporate transaction or event, affects the shares of Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan and/or under any Award granted under the Plan, then the Committee shall, in an equitable manner, adjust any or all of (i) the number and kind of securities deemed to be available thereafter for grants of Stock Options, Restricted Stock Awards and Restricted Stock Unit Awards in the aggregate to all Participants and individually to any one Participant, (ii) the number and kind of securities that may be delivered or deliverable in respect of outstanding Stock Options, Restricted Stock Awards and Restricted Stock Unit Awards, and (iii) the Exercise Price of Stock Options. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Stock Options, Restricted Stock Awards and Restricted Stock Unit Awards (including, without limitation, cancellation of Stock Options, Restricted Stock Awards and Restricted Stock Unit Awards in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution or exchange of Stock Options, Restricted Stock Awards and Restricted Stock Unit Awards using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any parent or Subsidiary or the financial statements of the Company or any parent or Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles. Unless otherwise determined by the Committee, any such adjustment to an Award intended to qualify as “performance-based compensation” shall conform to the requirements of Code Section 162(m) and the regulations thereunder then in effect.

(b)      Merger in which Company is Not Surviving Entity. In the event of any merger, consolidation, or other business reorganization (including, but not limited to, a Change in Control) in which the Company is not the surviving entity, unless otherwise determined by the Committee at any time at or after grant and prior to the consummation of such merger, consolidation or other business reorganization, any Stock Options granted under the Plan which remain outstanding shall be converted into Stock Options to purchase voting common equity securities of the business entity which survives such merger, consolidation or other business reorganization having substantially the same terms and

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conditions as the outstanding Stock Options under this Plan and reflecting the same economic benefit (as measured by the difference between the aggregate Exercise Price and the value exchanged for outstanding shares of Stock in such merger, consolidation or other business reorganization), all as determined by the Committee prior to the consummation of such merger; provided, however, that the Committee may, at any time prior to the consummation of such merger, consolidation or other business reorganization, direct that all, but not less than all, outstanding Stock Options be canceled as of the effective date of such merger, consolidation or other business reorganization in exchange for a cash payment per share of Stock equal to the excess (if any) of the value exchanged for an outstanding share of Stock in such merger, consolidation or other business reorganization over the Exercise Price of the Stock Option being canceled.

Section 3.5    Delivery of Shares. Delivery of shares of Stock or other amounts under the Plan shall be subject to the following:

(a)      Compliance with Applicable Laws. Notwithstanding any other provision of the Plan, the Company shall have no obligation to deliver any shares of Stock or make any other distribution of benefits under the Plan unless such delivery or distribution complies with all applicable laws (including, the requirements of the Securities Act), and the applicable requirements of any securities exchange or similar entity.

(b)      Certificates. To the extent that the Plan provides for the issuance of shares of Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

ARTICLE 4 – CHANGE IN CONTROL

Section 4.1    Consequence of a Change in Control. Subject to the provisions of Section 2.6 (relating to vesting and acceleration) and Section 3.4 (relating to the adjustment of shares), and except as otherwise provided in the Plan or as determined by the Committee and set forth in the terms of any Award Agreement:

(a)      In the event of a Change in Control, all Stock Options then held by the Participant shall become fully vested and exercisable (subject to the expiration provisions otherwise applicable to the Stock Option) whether or not the Participant has a Termination of Service (other than for Cause).

(b)      In the event of a Change in Control, all Restricted Stock Awards and Restricted Stock Unit Awards described in Section 2.1(b) and 2.1(c) shall become fully vested whether or not the Participant has a Termination of Service (other than for Cause).

(c)      Notwithstanding Sections 4.1(a) and (b), this subsection (c) shall apply with respect to any Award granted after May 26, 2016. At the time of an Involuntary Termination at or following a Change in Control, all Stock Options then held by the Participant shall become

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fully earned and exercisable (subject to the expiration provisions otherwise applicable to the Stock Option). All Stock Options may be exercised for a period of one year following the Participant’s Involuntary Termination, provided, however, that no Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than three (3) months following such Involuntary Termination. At the time of an Involuntary Termination at or following a Change in Control, all Awards of Restricted Stock and Restricted Stock Units (other than Restricted Stock Units granted as performance-based compensation) shall become fully earned and vested immediately. In the event of a Change in Control, any performance measure attached to an Award under the Plan shall be deemed satisfied at the “target” level as of the date of the Change in Control, unless the data supports and the Committee certifies, that the performance measures have been achieved at a higher level than target as of the effective date of the Change in Control, in which case, the Performance Award will vest at such higher level. To the extent not specified herein or in the Award Agreement, the Committee shall have the discretion to determine the treatment of outstanding unvested Awards, provided, however, that any such Awards will be deemed earned and shall vest if not assumed by a successor entity.

Section 4.2    Definition of Change in Control. For purposes of the Plan, unless otherwise provided in an Award Agreement, a “Change in Control” shall be deemed to have occurred upon the earliest to occur of the following:

(a)      any “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (a “Person”), is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing twenty five percent (25%) or more of the combined voting power of the Company’s then outstanding Voting Securities, provided that, notwithstanding the foregoing and for all purposes of this Plan: (a) the term “Person” shall not include (1) the Company or any of its Subsidiaries, (2) an employee benefit plan of the Company or any of its Subsidiaries (including the Plan), and any trustee or other fiduciary holding securities under any such plan (but only with respect to securities held under any such plan), or (3) a corporation or other entity owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Stock of the Company; (b) no Person shall be deemed the beneficial owner of any securities acquired by such Person in an Excluded Transaction; and (c) no Director or officer of the Company or any direct or indirect Subsidiary of the Company (or any affiliate of any such Director or officer) shall, by reason of any or all of such Directors or officers acting in their capacities as such, be deemed to beneficially own any securities beneficially owned by any other such Director or officer (or any affiliate thereof); or

(b)      the Incumbent Directors cease, for any reason, to constitute a majority of the Whole Board; or

(c)      a plan of reorganization, merger, consolidation or similar transaction involving the Company and one or more other corporations or entities is consummated, other than a plan of reorganization, merger, consolidation or similar transaction that is an Excluded Transaction, or the stockholders of the Company approve a plan of complete liquidation of

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the Company, or a sale, liquidation or other disposition of all or substantially all of the assets of the Company or any bank Subsidiary of the Company is consummated; or

(d)      a tender offer is made for 25% or more of the outstanding Voting Securities of the Company and the stockholders owning beneficially or of record 25% or more of the outstanding Voting Securities of the Company have tendered or offered to sell their shares pursuant to such tender offer and such tendered shares have been accepted by the tender offeror.

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the “Subject Person”) acquired beneficial ownership of more than the permitted amount of the then outstanding common stock or Voting Securities as a result of a change in number of shares of Stock or Voting Securities then outstanding which thereby increases the proportional number of shares beneficially owned by the Subject Person; provided, however, that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Stock or Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the beneficial owner of any additional Stock or Voting Securities which increases the percentage of the then outstanding Stock or Voting Securities beneficially owned by the Subject Person, then a Change in Control shall occur. In the event that an Award constitutes Deferred Compensation, and the settlement of, or distribution of benefits under, such Award is to be triggered solely by a Change in Control, then with respect to such Award, a Change in Control shall be defined as required under Code Section 409A, as in effect at the time of such transaction.

ARTICLE 5 – COMMITTEE

Section 5.1    Administration. The Plan shall be administered by the members of the Compensation Committee of the Company who are Disinterested Board Members. If the Committee consists of fewer than three Disinterested Board Members, then the Board shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least three Disinterested Board Members. Any members of the Committee who do not qualify as Disinterested Board Members shall abstain from participating in any discussion to make or administer Awards that are made to Participants who at the time of consideration for such Award: (i) are persons subject to the short-swing profit rules of Section 16 of the Exchange Act, or (ii) are reasonably anticipated to be Covered Employees during the term of the Award. The Board (or those members of the Board who are “independent directors” under the corporate governance statutes of any national securities exchange on which the Company lists its securities) may, in its discretion, take any action and exercise any power, privilege or discretion conferred on the Committee under the Plan with the same force and effect under the Plan as if done or exercised by the Committee.

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Section 5.2    Powers of Committee. The Committee’s administration of the Plan shall be subject to the following:

(a)      Subject to the provisions of the Plan, the Committee will have the authority and discretion to select from among the Company’s and its Subsidiaries’ Employees and Directors those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares covered by the Awards, to establish the terms, conditions, performance criteria, restrictions (including without limitation, provisions relating to non-competition, non-solicitation and confidentiality), and other provisions of such Awards (subject to the restrictions imposed by Article 6) to cancel or suspend Awards and to reduce, eliminate or accelerate any restrictions or vesting requirements applicable to an Award at any time after the grant of the Award.

(b)      The Committee will have the authority and discretion to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

(c)      The Committee will have the authority to define terms not otherwise defined herein.

(d)      Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons.

(e)      In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the charter and bylaws of the Company and applicable corporate law.

Section 5.3    Delegation by Committee. Except to the extent prohibited by applicable law, the applicable rules of a stock exchange or the Plan, or as necessary to comply with the exemptive provisions of Rule 16b-3 promulgated under the Exchange Act or Code Section 162(m), the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it, including: (a) delegating to a committee of one or more members of the Board who are not “outside directors” within the meaning of Code Section 162(m), the authority to grant Awards under the Plan to eligible persons who are not persons with respect to whom the Company wishes to comply with Code Section 162(m); and/or (b) delegating to a committee of one or more members of the Board who are not “non-employee directors,” within the meaning of Rule 16b-3, the authority to grant Awards under the Plan to eligible persons who are not then subject to Section 16 of the Exchange Act. The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report regularly to the Committee regarding the delegated duties and responsibilities and any Awards so granted. Any such allocation or delegation may be revoked by the Committee at any time.

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Section 5.4    Information to be Furnished to Committee. As may be permitted by applicable law, the Company and its Subsidiaries shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties. The records of the Company and its Subsidiaries as to a Participant’s employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined by the Committee to be manifestly incorrect. Subject to applicable law, Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

Section 5.5    Committee Action. The Committee shall hold such meetings, and may make such administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. All actions of the Committee shall be final and conclusive and shall be binding upon the Company, Participants and all other interested parties. Any person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by a member of the Committee or by a representative of the Committee authorized to sign the same in its behalf.

ARTICLE 6 – AMENDMENT AND TERMINATION

Section 6.1    General. The Board may, as permitted by law, at any time, amend or terminate the Plan, and may amend any Award Agreement, provided that no amendment or termination (except as provided in Section 2.7, Section 3.4 and Section 6.2) may cause the Award to violate Code Section 409A, or, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely impair the rights of any Participant or beneficiary under any Award granted under the Plan prior to the date such amendment is adopted by the Board; provided, however, that, no amendment may (a) materially increase the benefits accruing to Participants under the Plan; (b) materially increase the aggregate number of securities which may be issued under the Plan, other than pursuant to Section 3.4, or (c) materially modify the requirements for participation in the Plan, unless the amendment under (a), (b) or (c) above is approved by the Company’s stockholders.

Section 6.2    Amendment to Conform to Law and Accounting Changes. Notwithstanding any provision in this Plan or any Award Agreement to the contrary, the Committee may amend the Plan or an Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of (i) conforming the Plan or the Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A), or (ii) avoiding an accounting treatment resulting from an accounting pronouncement or interpretation

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thereof issued by the Securities and Exchange Commission or Financial Accounting Standards Board subsequent to the adoption of the Plan or the making of the Award affected thereby, which, in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of the Company. By accepting an Award under this Plan, each Participant agrees and consents to any amendment made pursuant to this Section 6.2 or Section 2.7 to any Award granted under the Plan without further consideration or action.

ARTICLE 7 – GENERAL TERMS

Section 7.1    No Implied Rights.

(a)      No Rights to Specific Assets. Neither a Participant nor any other person shall by reason of participation in the Plan acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the shares of Stock or amounts, if any, payable or distributable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

(b)      No Contractual Right to Employment or Future Awards. The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating Employee the right to be retained in the employ of the Company or any Subsidiary or any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. No individual shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to receive a future Award under the Plan.

(c)      No Rights as a Stockholder. Except as otherwise provided in the Plan, no Award under the Plan shall confer upon the holder thereof any rights as a stockholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

Section 7.2    Transferability. Except as otherwise so provided by the Committee, ISOs under the Plan are not transferable except (i) as designated by the Participant by will or by the laws of descent and distribution, (ii) to a trust established by the Participant, if under Code Section 671 and applicable state law, the Participant is considered the sole beneficial owner of the Stock Option while held in trust, or (iii) between spouses incident to a divorce or pursuant to a domestic relations order, provided, however, in the case of a transfer within the meaning of this Section 7.2(iii), the Stock Option shall not qualify as an ISO as of the day of such transfer. The Committee shall have the discretion to permit the transfer of Stock Options (other than ISOs) under the plan; provided, however, that such transfers shall be limited to Immediate Family Members of Participants, trusts and partnerships established for

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the primary benefit of such family members or to charitable organizations, and; provided, further, that such transfers are not made for consideration to the Participant. Restricted Stock Awards and Restricted Stock Unit Awards shall not be transferable prior to the time that such Awards vest in the Participant.

Section 7.3    Designation of Beneficiaries. A Participant hereunder may file with the Company a written designation of a beneficiary or beneficiaries under the Plan and may from time to time revoke or amend any such designation. Any designation of beneficiary under the Plan shall be controlling over any other disposition, testamentary or otherwise (unless such disposition is pursuant to a domestic relations order); provided, however, that if the Committee is in doubt as to the entitlement of any such beneficiary to any Award, the Committee may determine to recognize only the legal representative of the Participant, in which case the Company, the Committee and the members thereof shall not be under any further liability to anyone.

Section 7.4     Non-Exclusivity. Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or the Committee to adopt such other incentive arrangements as either may deem desirable, including, without limitation, the granting of Stock Options, Restricted Stock Awards or Restricted Stock Unit Awards otherwise than under the Plan or an arrangement that is or is not intended to qualify under Code Section 162(m), and such arrangements may be either generally applicable or applicable only in specific cases.

Section 7.5    Award Agreement. Each Award granted under the Plan shall be evidenced by an Award Agreement signed by the Participant. A copy of the Award Agreement, in any medium chosen by the Committee, shall be provided (or made available electronically) to the Participant.

Section 7.6    Form and Time of Elections. Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification, or revocation thereof, shall be filed with the Company at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require.

Section 7.7    Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information which the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.

Section 7.8    Tax Withholding. Where a Participant is entitled to receive shares of Stock upon the vesting or exercise of an Award, the Company shall have the right to require such Participant to pay to the Company the amount of any tax that the Company is required to withhold with respect to such vesting or exercise, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of shares of Stock to cover the amount required to be withheld. To the extent determined by the Committee and specified in an Award

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Agreement, a Participant shall have the right to direct the Company to satisfy the required federal, state and local tax withholding by: (i) with respect to a Stock Option settled in stock, reducing the number of shares of Stock subject to the Stock Option (without issuance of such shares of Stock to the Stock Option holder) by a number equal to the quotient of (a) the total amount of required tax withholding divided by (b) the excess of the Fair Market Value of a share of Stock on the exercise date over the Exercise Price per share of Stock; and (ii) with respect to a Restricted Stock Award or Restricted Stock Unit Award, withholding a number of shares (based on the Fair Market Value on the vesting date) otherwise vesting that would satisfy the amount of required tax withholding. Provided there are no adverse accounting consequences to the Company (a requirement to have liability classification of an award under Financial Accounting Standards Board Accounting Standards Codification 718 (formerly FAS 123(R) is an adverse consequence), a Participant who is not required to have taxes withheld may require the Company to withhold in accordance with the preceding sentence as if the Award were subject to tax withholding requirements.

Section 7.9    Action by Company or Subsidiary. Any action required or permitted to be taken by the Company or any Subsidiary shall be by resolution of its board of directors, or by action of one or more members of the Board (including a committee of the Board) who are duly authorized to act for the Board, or (except to the extent prohibited by applicable law or applicable rules of any stock exchange) by a duly authorized officer of the Company or such Subsidiary.

Section 7.10    Successors. All obligations of the Company under the Plan shall be binding upon and inure to the benefit of any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business, stock, and/or assets of the Company.

Section 7.11    Indemnification. To the fullest extent permitted by law and the Company’s governing documents or each person who is or shall have been a member of the Committee, or of the Board, or an officer of the Company to whom authority was delegated in accordance with Section 5.3, or an Employee of the Company shall be indemnified and held harmless by the Company against and from any loss (including amounts paid in settlement), cost, liability or expense (including reasonable attorneys’ fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute or regulation. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification

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to which such persons may be entitled under the Company’s charter or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

Section 7.12    No Fractional Shares. Unless otherwise permitted by the Committee, no fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

Section 7.13    Governing Law. The Plan, all Awards granted hereunder, and all actions taken in connection herewith shall be governed by and construed in accordance with the laws of the State of Maryland without reference to principles of conflict of laws, except as superseded by applicable federal law. The federal and state courts located nearest to the Company’s home office within the State of Hawaii, shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of the Plan. By accepting any Award under the Plan, each Participant, and any other person claiming any rights under the Plan, agrees to submit himself, and any such legal action as he shall bring under the Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.

Section 7.14    Benefits Under Other Plans. Except as otherwise provided by the Committee or as set forth in a Qualified Retirement Plan, Awards to a Participant (including the grant and the receipt of benefits) under the Plan shall be disregarded for purposes of determining the Participant’s benefits under, or contributions to, any Qualified Retirement Plan, non-qualified plan and any other benefit plans maintained by the Participant’s employer. The term “Qualified Retirement Plan” means any plan of the Company or a Subsidiary that is intended to be qualified under Code Section 401(a).

Section 7.15    Validity. If any provision of this Plan is determined to be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but the Plan shall be construed and enforced as if such illegal or invalid provision has never been included herein.

Section 7.16    Notice. Unless otherwise provided in an Award Agreement, all written notices and all other written communications to the Company provided for in the Plan or in any Award Agreement, shall be delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid (provided that international mail shall be sent via overnight or two-day delivery), or sent by facsimile, email or prepaid overnight courier to the Company at its principal executive office. Such notices, demands, claims and other communications shall be deemed given:

(a)    in the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery;

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(b)    in the case of certified or registered U.S. mail, five (5) days after deposit in the U.S. mail; or

(c)    in the case of facsimile or email, the date upon which the transmitting party received confirmation of receipt; provided, however, that in no event shall any such communications be deemed to be given later than the date they are actually received, provided they are actually received.

In the event a communication is not received, it shall only be deemed received upon the showing of an original of the applicable receipt, registration or confirmation from the applicable delivery service. Communications that are to be delivered by the U.S. mail or by overnight service to the Company shall be directed to the attention of the Company’s Chief Executive Officer and to the Corporate Secretary.

Section 7.17    Forfeiture Events.

(a)    The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events include, but shall not be limited to, termination of employment for Cause, termination of the Participant’s provisions of Services to the Company or any Subsidiary, violation of material Company or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct of the Participant that is detrimental to the business or reputation of the Company or any Subsidiary.

(b)    If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, any Participant who is subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the twelve (12) month period following the first public issuance of filing with the United States Securities and Exchange Commission (whichever just occurred) of the financial document embodying such financial reporting requirement.

In addition, in the event of an accounting restatement, the Committee, in its sole and exclusive discretion, may require that any Participant reimburse the Company for all or any part of the amount of any payment in settlement of any Award granted hereunder.

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ARTICLE 8 – DEFINED TERMS

In addition to the other definitions contained herein, unless otherwise specifically provided in an Award Agreement, the following definitions shall apply.

8.1    “10% Stockholder” means an individual who, at the time of grant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company.

8.2    “Award” means any Stock Option, Restricted Stock Award and Restricted Stock Unit Award, or any or all of them, or any other right or interest relating to stock or cash, granted to a Participant under the Plan.

8.3    “Award Agreement” means the document (in whatever medium prescribed by the Committee) which evidences the terms and conditions of an Award under the Plan. Such document is referred to as an agreement, regardless of whether a Participant’s signature is required.

8.4    “Board” means the Board of Directors of the Company.

8.5    If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of termination for “Cause,” then, for purposes of this Plan, the term “Cause” shall have meaning set forth in such agreement. In the absence of such a definition, “Cause” means (i) the conviction of the Participant of a felony or of any lesser criminal offense involving moral turpitude; (ii) the willful commission by the Participant of a criminal or other act that, in the judgment of the Board, will likely cause substantial economic damage to the Company or any Subsidiary or substantial injury to the business reputation of the Company or any Subsidiary; (iii) the commission by the Participant of an act of fraud in the performance of his duties on behalf of the Company or any Subsidiary; (iv) the continuing willful failure of the Participant to perform his duties to the Company or any Subsidiary (other than any such failure resulting from the Participant’s incapacity due to physical or mental illness) after written notice thereof; or (v) an order of a federal or state regulatory agency or a court of competent jurisdiction requiring the termination of the Participant’s Service with the Company.

8.6    “Change in Control” has the meaning ascribed to it in Section 4.2.

8.7    “Code” means the Internal Revenue Code of 1986, as amended, and any rules, regulations and guidance promulgated thereunder, as modified from time to time.

8.8    “Code Section 409A” means the provisions of Section 409A of the Code and any rules, regulations and guidance promulgated thereunder, as modified from time to time.

8.9    “Committee” means the Committee acting under Article 5.

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8.10    “Covered Employee” has the meaning given the term in Code Section 162(m), and shall also include any other Employee who may become a Covered Employee before an Award vests, as the Committee may determine in its sole discretion.

8.11    “Director” means a member of the Board of Directors of the Company or a Subsidiary.

8.12    If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of “Disability” or “Disabled,” then, for purposes of this Plan, the terms “Disability” or “Disabled” shall have meaning set forth in such agreement. In the absence of such a definition, “Disability” or “Disabled” means that a Participant: (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months; or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering the Company’s Employees; or (iii) is determined to be totally disabled by the Social Security Administration. Except to the extent prohibited under Code Section 409A, if applicable, the Committee shall have discretion to determine if a termination due to Disability has occurred.

8.13    “Disinterested Board Member” means a member of the Board who: (a) is not a current Employee of the Company or a Subsidiary; (b) is not a former employee of the Company who receives compensation for prior Services (other than benefits under a Qualified Retirement Plan) during the taxable year; (c) has not been an officer of the Company; (d) does not receive remuneration from the Company or a Subsidiary, either directly or indirectly, in any capacity other than as a Director except in an amount for which disclosure would not be required pursuant to Item 404 of SEC Regulation S-K in accordance with the proxy solicitation rules of the SEC, as amended or any successor provision thereto; and (e) does not possess an interest in any other transaction, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(a) of SEC Regulation S-K under the proxy solicitation rules of the SEC, as amended or any successor provision thereto. The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of section 162(m) of the Code, Rule 16b-3 promulgated under the Exchange Act and the corporate governance standards imposed on compensation committees under the listing requirements imposed by any national securities exchange on which the Company lists or seeks to list its securities.

8.14    “Employee” means any person employed by the Company or any Subsidiary. Directors who are also employed by the Company or a Subsidiary shall be considered Employees under the Plan.

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8.15    “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

8.16    “Excluded Transaction” means a plan of reorganization, merger, consolidation or similar transaction that would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving corporation or any parent thereof) at least 50% of the combined voting power of the Voting Securities of the entity surviving the plan of reorganization, merger, consolidation or similar transaction (or the parent of such surviving entity) immediately after such plan of reorganization, merger, consolidation or similar transaction.

8.17    “Exercise Price” means the price established with respect to a Stock Option pursuant to Section 2.2.

8.18    “Fair Market Value” means, with respect to a share of Stock on a specified date:

(I) the final reported sales price on the date in question (or if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) as reported in the principal consolidated reporting system with respect to securities listed or admitted to trading on the principal United States securities exchange on which the shares of Stock are listed or admitted to trading, as of the close of the market in New York City and without regard to after-hours trading activity; or

(II)    if the shares of Stock are not listed or admitted to trading on any such exchange, the closing bid quotation with respect to a share of Stock on such date, as of the close of the market in New York City and without regard to after-hours trading activity, or, if no such quotation is provided, on another similar system, selected by the Committee, then in use; or

(III)    if (I) and (II) are not applicable, the Fair Market Value of a share of Stock as the Committee may determine in good faith and in accordance with Code Section 422 and the applicable requirements of Code Section 409A and the regulations promulgated thereunder. For purposes of the exercise of a Stock Option, Fair Market Value on such date shall be the date a notice of exercise is received by the Company, or if not a day on which the market is open, the next day that it is open.

8.19    A termination of employment by an Employee Participant shall be deemed a termination of employment for “Good Reason” as a result of the Participant’s resignation from the employ of the Company or any Subsidiary upon the occurrence of any of the following events following a Change in Control: (a) the failure of the Company or Subsidiary to appoint or re-appoint or elect or re-elect the Employee Participant to the position(s) with the

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Company or Subsidiary held immediately prior to the Change in Control; (b) a material change in the functions, duties or responsibilities of the Employee Participant compared to those functions, duties or responsibilities in effect immediately prior to the Change in Control; (c) any reduction of the rate of the Employee Participant’s base salary in effect immediately prior to the Change in Control; (d) any failure (other than due to reasonable administrative error that is cured promptly upon notice) to pay any portion of the Employee Participant’s compensation as and when due; (e) any change in the terms and conditions of any compensation or benefit program in which the Employee Participant participated immediately prior to the Change in Control which, either individually or together with other changes, has a material adverse effect on the aggregate value of his total compensation package; or (f) a change in the Employee Participant’s principal place of employment, without his consent, to a place that is both more than twenty-five (25) miles away from the Employee Participant’s principal residence and more than fifteen (15) miles away from the location of the Employee Participant’s principal executive office prior to the Change in Control.

8.20    “Immediate Family Member” means with respect to any Participant: (a) any of the Participant’s children, stepchildren, grandchildren, parents, stepparents, grandparents, spouses, former spouses, siblings, nieces, nephews, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law or sisters-in-law, including relationships created by adoption; (b) any natural person sharing the Participant’s household (other than as a tenant or employee, directly or indirectly, of the Participant); (c) a trust in which any combination of the Participant and persons described in section (a) and (b) above own more than fifty percent (50%) of the beneficial interests; (d) a foundation in which any combination of the Participant and persons described in sections (a) and (b) above control management of the assets; or (e) any other corporation, partnership, limited liability company or other entity in which any combination of the Participant and persons described in sections (a) and (b) above control more than fifty percent (50%) of the voting interests.

8.21    “Incumbent Directors” means:

(I)    the individuals who, on the date hereof, constitute the Board; and

(II)    any new Director whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended: (a) by the vote of at least two-thirds (2/3) of the Whole Board, with at least two-thirds of the Incumbent Directors then in office voting in favor of such approval or recommendation; or (b) by a Nominating Committee of the Board whose members were appointed by the vote of at least two-thirds (2/3) of the Whole Board, with at least two-thirds of the Incumbent Directors then in office voting in favor of such appointments

8.22    “Involuntary Termination of Employment” means the Termination of Service by the Company or Subsidiary other than a termination for Cause, or termination of employment by a Participant Employee for Good Reason.

8.23    “ISO” has the meaning ascribed to it in Section 2.1(a).

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8.24    “Non-Qualified Option” means the right to purchase shares of Stock that is either (i) granted to a Participant who is not an Employee, or (ii) granted to an Employee and either is not designated by the Committee to be an ISO or does not satisfy the requirements of Section 422 of the Code.

8.25    “Participant” means any individual who has received, and currently holds, an outstanding Award under the Plan.

8.26    “Restricted Stock Award” has the meaning ascribed to it in Section 2.3.

8.27    “Retirement” means, unless otherwise specified in an Award Agreement, retirement from employment as an Employee on or after the attainment of age 65, or Termination of Service as a Director on or after the attainment of age 72, provided, however, that unless otherwise specified in an Award Agreement, an Employee who is also a Director shall not be deemed to have terminated due to Retirement until both Service as an Employee and Service as a Director has ceased. A Director will be deemed to have terminated due to Retirement under the provisions of this Plan only if the Director has terminated Service on the Board(s) of Directors of the Company and any Subsidiary or affiliate in accordance with applicable Company policy, following the provision of written notice to such Board(s) of Directors of the Director’s intention to retire. Moreover, a Director who terminates Service as a Director but who continues to serve as a director emeritus or advisory director shall not be deemed to have terminated due to Retirement until both Service as a Director and Service as a director emeritus or advisory director has terminated. Years of employment as an Employee or Service as a Director shall be aggregated for the purposes of this definition for any years of employment as an Employee or Service as a Director that did not occur simultaneously.

8.28    “SEC” means the Securities and Exchange Commission.

8.29    “Securities Act” means the Securities Act of 1933, as amended from time to time.

8.30    “Service” means service as an Employee or non-employee Director of the Company or a Subsidiary, as the case may be, and shall include service as a director emeritus or advisory director.

8.31    “Stock” means the common stock of the Company, no par value per share.

8.32    “Stock Option” means an ISO or a Non-Qualified Option.

8.33    “Subsidiary” means any corporation, affiliate, bank or other entity which would be a subsidiary corporation with respect to the Company as defined in Code Section 424(f) and, other than with respect to an ISO, shall also mean any partnership or joint venture in which the Company and/or other Subsidiary owns more than fifty percent (50%) of the capital or profits interests.

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8.34    “Termination of Service” means the first day occurring on or after a grant date on which the Participant ceases to be an Employee or Director of the Company or any Subsidiary, regardless of the reason for such cessation, subject to the following:

(I)    The Participant’s cessation as an Employee shall not be deemed to occur by reason of the transfer of the Participant between the Company and a Subsidiary or between two Subsidiaries.

(II)    The Participant’s cessation as an Employee shall not be deemed to occur by reason of the Participant’s being on a bona fide leave of absence from the Company or a Subsidiary approved by the Company or Subsidiary otherwise receiving the Participant’s Services, provided such leave of absence does not exceed six months, or if longer, so long as the Employee retains a right to reemployment with the Company or Subsidiary under an applicable statute or by contract. For these purposes, a leave of absence constitutes a bona fide leave of absence only if there is a reasonable expectation that the Employee will return to perform Services for the Company or Subsidiary. If the period of leave exceeds six months and the Employee does not retain a right to reemployment under an applicable statute or by contract, the employment relationship is deemed to terminate on the first day immediately following such six month period. For purposes of this sub-section (ii), to the extent applicable, an Employee’s leave of absence shall be interpreted by the Committee in a manner consistent with Treasury Regulation Section 1.409A-1(h)(1).

(III)    If, as a result of a sale or other transaction, the Subsidiary for whom Participant is employed (or to whom the Participant is providing Services) ceases to be a Subsidiary, and the Participant is not, following the transaction, an Employee of the Company or an entity that is then a Subsidiary, then the occurrence of such transaction shall be treated as the Participant’s Termination of Service caused by the Participant being discharged by the entity for whom the Participant is employed or to whom the Participant is providing Services.

(IV)    Except to the extent Section 409A of the Code may be applicable to an Award, and subject to the foregoing paragraph of this sub-section, the Committee shall have discretion to determine if a Termination of Service has occurred and the date on which it occurred. In the event that any Award under the Plan constitutes Deferred Compensation (as defined in Section 2.7 hereof), the term Termination of Service shall be interpreted by the Committee in a manner consistent with the definition of “Separation from Service” as defined under Code Section 409A and under Treasury Regulation Section 1.409A-1(h)(ii). For purposes of this Plan, a “Separation from Service” shall have occurred if the Bank and Participant reasonably anticipate that no further Services will be performed by the Participant after the date of the Termination of Service (whether as an employee or as an independent contractor) or the level of further Services performed will not exceed 20% of the average level of bona fide Services in the 36 months immediately preceding the Termination of Service. If a Participant is a “Specified Employee,” as defined in Code Section 409A and any payment to be made hereunder shall be determined to be subject to Code Section 409A, then if required by Code Section 409A, such payment or a portion of such payment (to the

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minimum extent possible) shall be delayed and shall be paid on the first day of the seventh month following Participant’s Separation from Service.

(V)    With respect to a Participant who is a director, cessation as a Director will not be deemed to have occurred if the Participant continues as a director emeritus or advisory director.

8.35    “Voting Securities” means any securities which ordinarily possess the power to vote in the election of directors without the happening of any pre-condition or contingency.

8.36    “Whole Board” means the total number of Directors that the Company would have if there were no vacancies on the Board at the time the relevant action or matter is presented to the Board for approval.

8.37    “Involuntary Termination” means the Termination of Service of a Participant by the Company or Subsidiary (other than termination for Cause) or termination of employment by an Employee Participant for Good Reason. A termination of employment by an Employee Participant shall be deemed a termination of employment for “Good Reason” as a result of the Participant’s resignation from the employ of the Company or any Subsidiary upon the occurrence of any of the following events:

(I)    a material diminution in Participant’s base compensation;

(II)    a material diminution in Participant’s authority, duties or responsibilities;

(III)    a change in the geographic location at which Participant must perform his duties that is more than twenty-five (25) miles from the location of Participant’s principal workplace on the date of this Agreement; or

(IV)    in the event a Participant is a party to an employment, change in control or similar agreement that provides a definition for “Good Reason” or a substantially similar term, then the occurrence of any event set forth in such definition.

8.38    “Restricted Stock Unit Award” has the meaning ascribed to it in Section 2.4.

8.39    “Dividend Equivalent Rights” means the right, associated with a Restricted Stock Unit Award, to receive a payment, in cash or stock, as applicable, equal to the amount of dividends paid on a share of the Company’s Stock, as specified in the Award Agreement.

ARTICLE 9 – CONSTRUCTION

Section 9.1    In the Plan, unless otherwise stated or the context otherwise requires, the following uses apply:

(a)    actions permitted under the Plan may be taken at any time and from time to time in the actor’s reasonable discretion;

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(b)    references to a statute shall refer to the statute and any successor statute, and to all regulations promulgated under or implementing the statute or its successor, as in effect at the relevant time;

(c)    in computing periods from a specified date to a later specified date, the words “from” and “commencing on” (and the like) mean “from and including,” and the words “to,” “until” and “ending on” (and the like) mean “to, but excluding”;

(d)    references to a governmental or quasi-governmental agency, authority or instrumentality shall also refer to a regulatory body that succeeds to the functions of the agency, authority or instrumentality;

(e)    indications of time of day mean Honolulu, Hawaii time;

(f)    “including” means “including, but not limited to”;

(g)    all references to sections, schedules and exhibits are to sections, schedules and exhibits in or to this Plan unless otherwise specified;

(h)    all words used in this Plan will be construed to be of such gender or number as the circumstances and context require;

(i)    the captions and headings of articles, sections, schedules and exhibits appearing in or attached to this Plan have been inserted solely for convenience of reference and shall not be considered a part of this Plan nor shall any of them affect the meaning or interpretation of this Plan or any of its provisions;

(j)    any reference to a document or set of documents in this Plan, and the rights and obligations of the parties under any such documents, shall mean such document or documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof; and

(k)    all accounting terms not specifically defined herein shall be construed in accordance with GAAP.

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APPENDIX B

Territorial Bancorp Inc.

Annual Incentive Plan

As Amended

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Territorial Bancorp Inc.

Annual Incentive Plan

Article 1. Establishment, Purpose, and Duration

1.1    Establishment. Territorial Bancorp Inc., a Maryland corporation (hereinafter referred to as the “Company”), establishes an incentive compensation plan to be known as Territorial Bancorp Inc. Annual Incentive Plan, as amended (hereinafter referred to as the “Plan”), as set forth in this document. This Plan permits the grant of Cash-Based Awards. This Plan shall become effective upon shareholder approval (the “Effective Date”) and shall remain in effect as provided in Section 1.3 hereof. The Plan was originally effective January 1, 2012. The Plan was re-submitted to stockholders of the Company at its 2017 Annual Meeting.

1.2    Objectives of This Plan. The objectives of this Plan are to optimize the profitability and growth of the Company through incentives consistent with the Company’s goals and that link and align the personal interests of Participants with an incentive for excellence in individual performance, and to promote teamwork. This Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Participants who make significant contributions to the Company’s success and to allow Participants to share in the success of the Company.

1.3    Duration of This Plan. This Plan shall continue in effect indefinitely, provided shareholder approval is obtained at the Company’s 2017 Annual Meeting. In the event shareholder approval is not obtained at the 2017 Annual Meeting, this Plan shall terminate for purposes of future awards but awards previously made shall continue in accordance with their terms.

Article 2. Definitions

Whenever used in this Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized.

2.1

“Affiliate” means any entity (a) which, directly or indirectly, is controlled by, controls, or is under common control with the Company, or (b) in which the Company has a significant entity interest, in either case as determined by the Committee, and which is designated by the Committee as such for purposes of the Plan.

2.2	“Award” means, individually or collectively, a grant to a Participant under an Award Agreement of any Cash-Based Award, subject to the terms of this Plan.

2.3

“Award Agreement” means either: (a) a written or electronic agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award granted under this Plan, including any amendment or modification thereof, or (b) a written or electronic statement

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issued by the Company to a Participant describing the terms and provisions of such Award, including any amendment or modification thereof. The Committee may provide for the use of electronic, Internet, or other non-paper Award Agreements, and the use of electronic, Internet, or other non-paper means for the acceptance thereof and actions thereunder by a Participant.

2.4	“Board” or “Board of Directors” means the Board of Directors of the Company.

2.5

“Cash-Based Award” means a contractual right granted to an Participant under Article 5 entitling such Participant to receive a cash payment or payments, at such times, and subject to such conditions, as are set forth in this Plan and the applicable Award Agreement.

2.6

“Cause” means, unless otherwise specified in an Award Agreement or in an applicable employment agreement between the Company and a Participant, with respect to any Participant any of the following: (i) the conviction of the Participant of a felony or of any lesser criminal offense involving moral turpitude; (ii) the willful commission by the Participant of a criminal or other act that, in the judgment of the Board, will likely cause substantial economic damage to the Company or any Subsidiary or substantial injury to the business reputation of the Company or any Subsidiary; (iii) the commission by the Participant of an act of fraud in the performance of his duties on behalf of the Company or any Subsidiary; (iv) the continuing willful failure of the Participant to perform his duties to the Company or any Subsidiary (other than any such failure resulting from the Participant’s incapacity due to physical or mental illness) after written notice thereof; or (v) an order of a federal or state regulatory agency or a court of competent jurisdiction requiring the termination of the Participant’s Service with the Company.

2.7	“Change in Control” means, unless otherwise provided in an Award Agreement:

(a)

Any “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (a “Person”), is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing twenty five percent (25%) or more of the combined voting power of the Company’s then outstanding Voting Securities, provided that, notwithstanding the foregoing and for all purposes of this Plan: (a) the term “Person” shall not include (1) the Company or any of its Subsidiaries, (2) an employee benefit plan of the Company or any of its Subsidiaries (including the Plan), and any trustee or other fiduciary holding securities under any such plan (but only with respect to securities held under any such plan), or (3) a corporation or other entity owned, directly or indirectly, by the stockholders of the

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Company in substantially the same proportions as their ownership of Stock of the Company; (b) no Person shall be deemed the beneficial owner of any securities acquired by such Person in an Excluded Transaction; and (c) no Director or officer of the Company or any direct or indirect Subsidiary of the Company (or any affiliate of any such Director or officer) shall, by reason of any or all of such Directors or officers acting in their capacities as such, be deemed to beneficially own any securities beneficially owned by any other such Director or officer (or any affiliate thereof); or

(b)	The incumbent Directors cease, for any reason, to constitute a majority of the Board; or

(c)

A plan of reorganization, merger, consolidation, or similar transaction involving the Company and one or more other corporations or entities is consummated, other than a plan of reorganization, merger, consolidation, or similar transaction that is an Excluded Transaction, or the stockholders of the Company approve a plan of complete liquidation of the Company, or a sale, liquidation, or other disposition of all or substantially all of the assets of the Company or any bank Subsidiary of the Company is consummated; or

(d)

A tender offer is made for twenty-five percent (25%) or more of the outstanding Voting Securities of the Company and the stockholders owning beneficially or of record twenty-five percent (25%) or more of the outstanding Voting Securities of the Company have tendered or offered to sell their shares pursuant to such tender offer and such tendered shares have been accepted by the tender offeror.

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the “Subject Person”) acquired beneficial ownership of more than the permitted amount of the then outstanding common stock or Voting Securities as a result of a change in number of shares of Stock or Voting Securities then outstanding which thereby increases the proportional number of shares beneficially owned by the Subject Person; provided, however, that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Stock or Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the beneficial owner of any additional Stock or Voting Securities which increases the percentage of the then outstanding Stock or Voting Securities beneficially owned by the Subject Person, then a Change in Control shall occur. In the event that an Award constitutes deferred compensation, and the settlement of or distribution of benefits under such Award is to be triggered

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solely by a Change in Control, then with respect to such Award, a Change in Control shall be defined as required under Code Section 409A, as in effect at the time of such transaction.

2.8

“Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time. For purposes of this Plan, references to sections of the Code shall be deemed to include references to any applicable regulations thereunder and any successor or similar provision.

2.9

“Committee” means the Compensation Committee of the Board or a subcommittee thereof, or any other committee designated by the Board to administer this Plan. The members of the Committee shall be appointed from time to time by and shall serve at the discretion of the Board and shall be composed of not less than two (2) Directors, each of whom is a nonemployee director (within the meaning of Rule 16b-3) and an outside director (within the meaning of Code Section 162(m)) to the extent Rule 16b-3 and Section 162(m) of the Code, respectively, are applicable to the Company and the Plan. If the Committee does not exist or cannot function for any reason, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee provided that such action is only conducted by members of the Board, each of whom is a nonemployee director and an outside director as stipulated above.

2.10

“Covered Employee” means any Employee who is or may become a “Covered Employee,” as defined in Code Section 162(m), and who is designated, either as an individual Employee or class of Employees, by the Committee within the shorter of: (a) ninety (90) days after the beginning of the Performance Period provided the outcome for the Performance Period is substantially uncertain, or (b) twenty-five percent (25%) of the Performance Period has elapsed, as a “Covered Employee” under this Plan for such applicable Performance Period.

2.11	“Director” means any individual who is a member of the Board of Directors.

2.12

“Employee” means any individual performing services for the Company, an Affiliate, or a Subsidiary, including but not limited to officers, and designated as an employee of the Company, an Affiliate, or a Subsidiary on the payroll records thereof. An Employee shall not include any individual during any period he or she is classified or treated by the Company, Affiliate, or Subsidiary as an independent contractor, a consultant, or any employee of an employment, consulting, or temporary agency or any other entity other than the Company, Affiliate, or Subsidiary, without regard to whether such individual is subsequently determined to have been, or is subsequently retroactively reclassified as a common-law employee of the Company, Affiliate, or Subsidiary during such period. An individual shall not cease to be an Employee in the case

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of: (a) any leave of absence approved by the Company, or (b) transfers between locations of the Company or between the Company, any Affiliates, or any Subsidiaries. A leave of absence may continue so long as the Employee is on military leave, sick leave, or other bona fide leave of absence if the period of such leave does not exceed six (6) months, or if longer, so long as the Employee retains a right to reemployment with the Company, a Subsidiary, or an Affiliate under an applicable statute or by contract. Neither service as a Director nor payment of a Director’s fee by the Company shall be sufficient to constitute “employment” by the Company.

2.13	“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

2.14

“Excluded Transaction” means a plan of reorganization, merger, consolidation, or similar transaction that would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving corporation or any parent thereof) at least fifty percent (50%) of the combined voting power of the Voting Securities of the entity surviving the plan of reorganization, merger, consolidation, or similar transaction (or the parent of such surviving entity) immediately after such plan of reorganization, merger, consolidation, or similar transaction.

2.15	“Participant” means any eligible individual as set forth in Article 4 to whom an Award is granted.

2.16

“Performance-Based Compensation” means compensation under an Award that is intended to satisfy the requirements of Code Section 162(m) for certain performance-based compensation paid to Covered Employees. Notwithstanding the foregoing, nothing in this Plan shall be construed to mean that an Award which does not satisfy the requirements for performance-based compensation under Code Section 162(m) does not constitute performance-based compensation for other purposes, including Code Section 409A.

2.17

“Performance Measures” mean measures as described in Article 7 on which the performance goals are based and which are approved by the Company’s shareholders pursuant to this Plan in order to qualify Awards as Performance-Based Compensation.

2.18

“Performance Period” means the period of time, as determined by the Committee, during which the performance goals must be met in order to determine the degree of payout with respect to an Award; provided, however, that in no event shall such a period be less than twelve (12) consecutive months.

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2.19	“Plan Year” means the Company’s fiscal year which begins January 1 and ends December 31.

2.20	“Service” means a Participant’s employment relationship with the Company, an Affiliate, or a Subsidiary.

2.21

“Subsidiary” means any corporation or other entity, whether domestic or foreign, in which the Company has or obtains, directly or indirectly, an interest of more than fifty percent (50%) by reason of stock ownership or otherwise.

2.22	“Termination of Employment” means a separation from Service of a Participant, within the meaning of Code Section 409A.

2.23	“Voting Securities” means any securities which ordinarily possess the power to vote in the election of directors without the happening of any pre-condition or contingency.

Article 3. Administration

3.1    General. The Committee shall be responsible for administering this Plan, subject to this Article 3 and the other provisions of this Plan. The Committee may employ attorneys, consultants, accountants, agents, and other individuals, any of whom may be an Employee, and the Committee, the Company, and its officers and Directors shall be entitled to rely upon the advice, opinions, or valuations of any such individuals. All actions taken and all interpretations and determinations made by the Committee shall be final and binding upon the Participants, the Company, and all other interested individuals.

3.2    Authority of the Committee. Subject to any express limitations set forth in the Plan, the Committee shall have full and exclusive discretionary power and authority to take such actions as it deems necessary and advisable with respect to the administration of the Plan including, but not limited to, the following:

(a)

To determine from time to time which of the persons eligible under the Plan shall be granted Awards, when and how each Award shall be granted, what type or combination of types of Awards shall be granted, the provisions of each Award granted (which need not be identical);

(b)

To construe and interpret the Plan and Awards granted under it, and to establish, amend, and revoke rules and regulations for its administration. The Committee, in the exercise of this power, may correct any defect, omission, or inconsistency in the Plan or in an Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective;

(c)	To approve forms of Award Agreements for use under the Plan;

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(d)	To amend the Plan or any Award Agreement as provided in the Plan;

(e)

To adopt subplans and/or special provisions applicable to Awards regulated by the laws of a jurisdiction other than and outside of the United States. Such subplans and/or special provisions may take precedence over other provisions of the Plan, but unless otherwise superseded by the terms of such subplans and/or special provisions, the provisions of the Plan shall govern; and

(f)	To authorize any person to execute on behalf of the Company any instrument required to effectuate any Award previously granted by the Committee.

3.3    Delegation. The Committee may delegate to one or more of its members or to one or more officers of the Company or any Subsidiary or Affiliate or to one or more agents or advisors such administrative duties or powers as it may deem advisable, and the Committee or any individuals to whom it has delegated duties or powers as aforesaid may employ one or more individuals to render advice with respect to any responsibility the Committee or such individuals may have under this Plan. The Committee may, by resolution, authorize one or more officers of the Company to do one or both of the following on the same basis as can the Committee: (a) designate Employees to be recipients of Awards; (b) determine the size of any such Awards; provided, however, (i) the Committee shall not delegate such responsibilities to any such officer for Awards to be granted to such officer; (ii) the resolution providing such authorization sets forth the total number of Awards such officer(s) may grant; and (iii) the officer(s) shall report periodically to the Committee regarding the nature and scope of the Awards granted pursuant to the authority delegated.

3.4    Decisions Binding. All determinations and decisions made by the Committee pursuant to the provisions of this Plan and all related orders and resolutions of the Board shall be final, conclusive, and binding on all persons, including the Company, its stockholders, Employees, Participants, and their estates and beneficiaries.

Article 4. Eligibility and Participation

4.1    Eligibility. Persons eligible to participate in this Plan include all officers and key Employees of the Company, or those who will become officers or key Employees, whose performance or contribution, as determined by the Committee, benefits or will benefit the Company.

4.2    Actual Participation. Subject to the provisions of this Plan, the Committee may, from time to time, select from all eligible individuals, those individuals to whom Awards shall be granted and shall determine, in its sole discretion, the nature of any and all terms permissible by law and the amount of each Award.

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Article 5. Awards

5.1    Grant of Cash-Based Awards. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Cash-Based Awards to Participants in such amounts and upon such terms as the Committee may determine. The Committee may grant Cash-Based Awards that are payable based on the attainment of a specified performance goal (or goals), with or without additional Service requirements, as established by the Committee in its discretion.

5.2    Value of Cash-Based Awards. Each Cash-Based Award shall specify a payment amount or payment range as determined by the Committee. The Committee may establish a performance goal or goals in its discretion. If the Committee exercises its discretion to establish performance goals, the number and/or value of such Cash-Based Award (the “Performance-Based Compensation Award”) that will be paid out to the Participant will depend on the extent to which the performance goals are met and additional Service requirements, if any, are met.

5.3    Maximum Cash-Based Awards. The maximum aggregate amount awarded or credited under this Plan with respect to Cash-Based Awards to any one Participant in any one Plan Year may not exceed $2,500,000, determined as of the date of payout.

5.4    Payment of Cash-Based Awards. Payment, if any, with respect to a Cash-Based Award shall be made in cash, in accordance with the terms of the applicable Award Agreement, and as the Committee determines in accordance with Code Section 409A, to the extent applicable. All Cash-Based Awards hereunder shall be paid no later than March 15 following the Plan Year for which the Awards were earned. Any payment of a Cash-Based Award granted with performance goals pursuant to Section 5.1 above shall be conditioned on the written certification of the Committee in each case that the performance goals and any other material conditions were satisfied.

5.5    Termination of Employment. The Committee shall determine the extent to which the Participant shall have the right to receive payment for Cash-Based Awards, if any, following termination of the Participant’s employment with or provision of services to the Company or any Affiliate or Subsidiary, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, such provisions may be included in an agreement entered into with each Participant, but need not be uniform among all Awards of Cash-Based Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

5.6    Compliance With Section 409A. To the extent applicable, it is intended that the Plan and all Awards hereunder comply with the requirements of Section 409A of the Code, and the Plan and all Award Agreements shall be interpreted and applied by the Committee in a manner consistent with this intent in order to avoid the imposition of any additional tax under Section 409A of the Code. In the event that any provision of the Plan or an Award

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Agreement is determined by the Committee to not comply with the applicable requirements of Section 409A of the Code, the Committee shall have the authority to take such actions and to make such interpretations or changes to the Plan or an Award Agreement as the Committee deems necessary to comply with such requirements, provided that the Committee shall act in a manner that is intended to preserve the economic value of the Award to the Participant. In no event whatsoever shall the Company be liable for any additional tax, interest, or penalties that may be imposed on any Participant by Section 409A of the Code or any damages for failing to comply with Section 409A of the Code.

5.7    Compliance With Section 162(m). The Plan shall be interpreted and construed in accordance with Section 162(m) of the Code. A Participant shall be eligible to receive payment with respect to a Performance-Based Compensation Award only to the extent that the performance goals for such Performance Period are achieved and the terms of the Award applied against such performance goals determines that all or a portion of such Participant’s Performance-Based Compensation Award has been earned for the Performance Period. Following the completion of a Performance Period, the Committee shall review and certify in writing whether, and to what extent, the Performance-Based Compensation Award for the Performance Period was achieved and then the amount thereof. The Committee may include in its written findings regarding whether the performance goals were satisfied during a Performance Period a notation that certain data was unavailable at the time the Committee determined whether the performance goal was satisfied. For example, if the performance goal is based on the financial results a peer group and one or more members of the peer group has not timely reported their financial results (whether due to a financial restatement or otherwise), the Committee may exclude the missing peer group member’s data from its consideration of whether the overall performance goal has been satisfied based on the reported data that is available.

Article 6. Awards Not Assignable or Transferable

Except as expressly authorized by the Committee, during a Participant’s lifetime, his Awards shall be payable only to the Participant. Awards shall not be assignable or transferable other than by will or the laws of descent and distribution or, subject to the consent of the Committee, pursuant to a domestic relations order entered into by a court of competent jurisdiction; no Awards shall be subject, in whole or in part, to attachment, execution, or levy of any kind; and any purported assignment or transfer in violation of this Article 6 shall be null and void. The Committee may establish such procedures as it deems appropriate for a Participant to designate a beneficiary to whom any amounts payable in the event of, or following, the Participant’s death may be provided.

Article 7. Performance Measures

7.1    Performance Measures. The performance goals upon which the payment of a Performance-Based Compensation Award to a Covered Employee that is intended to qualify as Performance-Based Compensation shall be limited to the following Performance Measures:

(i)	Basic earnings per share;

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(ii)	Basic cash earnings per share;

(iii)	Diluted earnings per share;

(iv)	Diluted cash earnings per share;

(v)	Net income (before or after taxes);

(vi)	Net income before interest, taxes, depreciation and/or amortization;

(vii)	Cash earnings;

(viii)	Net interest income;

(ix)	Non-interest income;

(x)	General and administrative expense to average assets ratio;

(xi)	Cash general and administrative expense to average assets ratio;

(xii)	Efficiency ratio;

(xiii)	Cash efficiency ratio;

(xiv)	Return on average assets;

(xv)	Cash return on average assets;

(xvi)	Return on average stockholders’ equity;

(xvii)	Cash return on average stockholders’ equity;

(xviii)	Return on average tangible stockholders’ equity;

(xix)	Cash return on average tangible stockholders’ equity;

(xx)	Core earnings;

(xxi)	Operating income;

(xxii)	Operating efficiency ratio;

(xxiii)	Net interest rate spread;

(xxiv)	Growth in assets, loans, or deposits;

(xxv)	Loan production volume;

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(xxvi)	Non-performing loans;

(xxvii)	Non-performing assets ratio;

(xxviii)	Cash flow;

(xxix)

Strategic business objectives, consisting of one or more objectives based upon meeting specified cost targets, business expansion goals, objectively determinable and measurable regulatory (or regulatory-related) requirements, goals relating to acquisitions or divestitures, goals relating to capital raising and capital management or goals related to objectively determinable and measurable best practices where the outcome is substantially uncertain at the time the performance goal is set;

(xxx)	Total shareholder return; and

(xxxi)	Any combination of the foregoing.

Any Performance Measure(s) may be used to measure the performance of the Company, Subsidiary, and/or Affiliate as a whole or any business unit of the Company, Subsidiary, and/or Affiliate, or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Measures as compared to the performance of a group of comparator companies, or published or special index that the Committee, in its sole discretion, deems appropriate. The Committee also has the authority to provide for accelerated payment of any Award based on the achievement of performance goals pursuant to the Performance Measures specified in this Article 7; provided, however, that any restrictions on acceleration of payment under Code Section 409A shall be observed to the extent applicable; and provided further that acceleration of payment of an award shall preclude the discretion to increase the amount of the award within the meaning of Code Section 162(m).

7.2    Evaluation of Performance. The Committee may provide in any such Award that any evaluation of performance may include or exclude any of the following events that occurs during a Performance Period: (a) asset write-downs, (b) litigation or claim judgments or settlements, (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results, (d) any reorganization and restructuring programs, (e) extraordinary items (defined in the next sentence), (f) acquisitions or divestitures, and (g) foreign exchange gains and losses. “Extraordinary items” means (a) unusual, and/or nonrecurring items of gain or loss (including, but not limited to, adjustments upward or downward in financial or other results that are required due to correction of errors, whether involving a financial restatement or otherwise); (b) gains or losses on the disposition of a business; (c) changes in tax or accounting regulations or laws; or (d) the effect of a merger or acquisition, all of which must be identified in the audited financial statements, including footnotes, or Management Discussion and Analysis section of the Company’s annual report. To the extent such inclusions or exclusions affect Performance-Based Compensation Awards

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to Covered Employees, they shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.

7.3    Adjustment of Performance-Based Compensation. Awards that are intended to qualify as Performance-Based Compensation may not be adjusted upward in excess of the maximum aggregate amount as set forth in Section 5.3. The Committee shall retain the discretion to adjust such Awards downward, either on a formula or discretionary basis or any combination, as the Committee determines. Notwithstanding the above, if an error in the measurement of performance results is discovered after an Award payment is made, and if the error would have resulted in a higher Award payment, the Participant shall receive an additional payment unless the Committee uses negative discretion to disallow the payment. Similarly, if the error would have resulted in a lower payment, the Committee may notify the Participant that repayment of the overpaid amount is required.

If a Participant is promoted, demoted, or transferred to a different business unit during a performance period, the Committee may determine that the Participant is no longer eligible to receive a payment under this Plan, and shall then determine, in its sole discretion, what compensation if any shall be provided.

7.4    Committee Discretion. In the event that applicable tax, corporate, or securities laws change to permit the Committee discretion to alter the governing Performance Measures without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval. In addition, in the event that the Committee determines that it is advisable to grant Awards that shall not qualify as Performance-Based Compensation, the Committee may make such grants without satisfying the requirements of Code Section 162(m) and base payout on Performance Measures other than those set forth in Section 7.1.

Article 8. Beneficiary Designation

Each Participant under this Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under this Plan is to be paid in case of his death before he receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant under this Plan, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. In the absence of any such beneficiary designation, benefits remaining unpaid or rights remaining unexercised at the Participant’s death shall be paid to or exercised by the Participant’s executor, administrator, or legal representative.

Article 9. Rights of Participants

9.1    Employment. Nothing in this Plan or an Award Agreement shall: (a) interfere with or limit in any way the right of the Company, its Affiliates, and/or its Subsidiaries to terminate

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any Participant’s employment or Service at any time or for any reason not prohibited by law, or (b) confer upon any Participant any right to continue his employment for any specified period of time. Neither an Award nor any benefits arising under this Plan shall constitute an employment contract with the Company or any Affiliate or Subsidiary and, accordingly, subject to Articles 3 and 11, this Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Committee without giving rise to any liability on the part of the Company, its Affiliates, and/or its Subsidiaries.

9.2    Participation. No individual shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

Article 10. Change in Control

10.1    Change in Control of the Company. Notwithstanding any other provision of this Plan to the contrary, the provisions of this Article 10 shall apply in the event of a Change in Control, unless otherwise determined by the Committee in connection with the grant of an Award as reflected in the applicable Award Agreement.

(a)

Performance Goals. Upon a Change in Control, all then-outstanding Awards with performance goals yet to be achieved shall be considered to be earned at target values, or at such value otherwise determined by the terms and conditions set forth in the applicable Award Agreement, and payable at the time set forth in the applicable Award Agreement.

(b)

Awards With Service Requirements. Upon a Participant’s involuntary termination for a reason other than Cause during the one year period following a Change in Control, any Service requirement applicable to then-outstanding Awards shall be considered satisfied.

Article 11. Amendment and Termination

11.1    Amendment and Termination of the Plan and Award Agreements.

(a)

Subject to subparagraph (b) of this Section 11.1 and Section 11.3 of the Plan, the Board may at any time terminate the Plan or an outstanding Award Agreement and the Committee may, at any time and from time to time, amend the Plan or an outstanding Award Agreement.

(b)

Notwithstanding the foregoing, no amendment of this Plan shall be made without shareholder approval if shareholder approval is required pursuant to rules promulgated by any stock exchange or quotation system on which the Company’s shares are listed or quoted or by applicable U.S. state corporate laws or regulations, applicable U.S. federal laws or regulations, and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

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11.2    Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. Subject to Section 7.3, the Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 7.2 hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent unintended diminution or enlargement of the benefits or potential benefits intended to be made available under this Plan. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under this Plan. By accepting an Award under this Plan, a Participant agrees to any adjustment to the Award made pursuant to this Section 11.2 without further consideration or action.

11.3    Awards Previously Granted. Notwithstanding any other provision of this Plan to the contrary, other than Sections 11.2 or 11.4 no termination or amendment of this Plan or an Award Agreement shall adversely affect in any material way any Award previously granted under this Plan, without the written consent of the Participant holding such Award.

11.4    Amendment to Conform to Law. Notwithstanding any other provision of this Plan to the contrary, the Committee may amend the Plan or an Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of conforming the Plan or an Award Agreement to any present or future law relating to plans of this or similar nature, and to the administrative regulations and rulings promulgated thereunder. By accepting an Award under this Plan, a Participant agrees to any amendment made pursuant to this Section 11.4 to any Award granted under the Plan without further consideration or action.

Article 12. Reporting and Withholding

The Company shall have the power and the right to report income and to deduct or withhold, or require a Participant to remit to the Company, the minimum statutory amount to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.

Article 13. Successors

All obligations of the Company under this Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

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Article 14. General Provisions

14.1    Forfeiture Events.

(a)

The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of employment for Cause, termination of the Participant’s provision of services to the Company, Affiliate, or Subsidiary, violation of material Company, Affiliate, or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company, any Affiliate, or Subsidiary.

(b)

If any of the Company’s financial statements are required to be restated resulting from errors, omissions, or fraud, the Committee may (in its sole discretion, but acting in good faith) direct that the Company recover all or a portion of any Award granted or paid to a Participant with respect to any fiscal year of the Company the financial results of which are negatively affected by such restatement. The amount to be recovered from the Participant shall be the amount by which the Award exceeded the amount that would have been payable to the Participant had the financial statements been initially filed as restated, or any greater or lesser amount (including, but not limited to, the entire Award) that the Committee shall determine. In no event shall the amount to be recovered by the Company be less than the amount required to be repaid or recovered as a matter of law (including but not limited to amounts that are required to be recovered or forfeited under Section 304 of the Sarbanes-Oxley Act of 2002 or Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010). The Committee shall determine whether the Company shall effect any such recovery: (i) by seeking repayment from the Participant, (ii) by reducing (subject to applicable law including, but not limited to, the extent the acceleration is not prohibited under Code Section 409A and the terms and conditions of the applicable plan, program or arrangement) the amount that would otherwise be payable to the Participant under any compensatory plan, program, or arrangement maintained by the Company, an Affiliate, or any Subsidiary, (iii) by withholding payment of future increases in compensation (including the payment of any discretionary bonus amount) or grants of compensatory awards that would otherwise have been made in accordance with the Company’s otherwise applicable compensation practices to the extent

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not prohibited under Section 402 of the Sarbanes-Oxley Act of 2002, or (iv) by any combination of the foregoing.

14.2    Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

14.3    Severability. In the event any provision of this Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of this Plan, and this Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

14.4    Requirements of Law. The granting of and settlement of Awards under this Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

14.5    Unfunded Plan. Participants shall have no right, title, or interest whatsoever in or to any investments that the Company, its Subsidiaries, or its Affiliates may make to aid it in meeting its obligations under this Plan. Nothing contained in this Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative, or any other individual. To the extent that any individual acquires a right to receive payments from the Company or any Affiliate or Subsidiary under this Plan, such right shall be no greater than the right of an unsecured general creditor of the Company or the Subsidiary or Affiliate, as the case may be. All payments to be made hereunder shall be paid from the general funds of the Company, or the Subsidiary or Affiliate, as the case may be and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in this Plan.

14.6    Retirement and Welfare Plans. Neither Awards made under this Plan nor cash paid pursuant to such Awards may be included as “compensation” for purposes of computing the benefits payable to any Participant under the Company’s or any Subsidiary’s or Affiliate’s retirement plans (both qualified and nonqualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a Participant’s benefit.

14.7    Deferred Compensation.

(a)

The Committee may grant Awards under the Plan that provide for the deferral of compensation within the meaning of Code Section 409A. It is intended that such Awards comply with the requirements of Code Section 409A so that amounts deferred thereunder are not includible in income before actual payment and are not subject to an additional tax of twenty percent (20%) at the time the deferred amounts are no longer subject to a substantial risk of forfeiture.

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(b)

Notwithstanding any provision of the Plan or Award Agreement to the contrary, if one or more of the payments or benefits to be received by a Participant pursuant to an Award would constitute deferred compensation subject to Code Section 409A and would cause the Participant to incur any penalty tax or interest under Code Section 409A or any regulations or Treasury guidance promulgated thereunder, the Committee may reform the Plan and Award Agreement to comply with the requirements of Code Section 409A and to the extent practicable maintain the original intent of the Plan and Award Agreement. By accepting an Award under this Plan, a Participant agrees to any amendments to the Award made pursuant to this Section 14.7(b) without further consideration or action.

14.8    Nonexclusivity of this Plan. The adoption of this Plan shall not be construed as creating any limitations on the power of the Board or Committee to adopt such other compensation arrangements as it may deem desirable for any Participant.

14.9    No Constraint on Corporate Action. Nothing in this Plan shall be construed to: (a) limit, impair, or otherwise affect the Company’s or a Subsidiary’s or an Affiliate’s right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or (b) limit the right or power of the Company or a Subsidiary or an Affiliate to take any action which such entity deems to be necessary or appropriate.

14.10    Payments to a Trust. The Committee is authorized to cause to be established a trust agreement or several trust agreements or similar arrangements from which the Committee may make payments of amounts due or to become due to any Participants under the Plan.

14.11    Governing Law. The Plan and each Award Agreement shall be governed by the laws of the state of Maryland, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Plan to the substantive law of another jurisdiction. Unless otherwise provided in the Award Agreement, recipients of an Award under this Plan are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of Hawaii to resolve any and all issues that may arise out of or relate to this Plan or any related Award Agreement.

14.12    Delivery and Execution of Electronic Documents. To the extent permitted by applicable law, the Company may: (a) deliver by email or other electronic means (including posting on a website maintained by the Company or by a third party under contract with the Company) all documents relating to the Plan or any Award thereunder and all other documents that the Company is required to deliver to its security holders (including without limitation, annual reports and proxy statements), and (b) permit Participants to electronically execute applicable Plan documents (including, but not limited to, Award Agreements) in a manner prescribed to the Committee.

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14.13    No Representations or Warranties Regarding Tax Effect. Notwithstanding any provision of the Plan to the contrary, the Company, its Affiliates and Subsidiaries, the Board, and the Committee neither represent nor warrant the tax treatment under any federal, state, local, or foreign laws and regulations thereunder (individually and collectively referred to as the “Tax Laws”) of any Award granted or any amounts paid to any Participant under the Plan including, but not limited to, when and to what extent such Awards or amounts may be subject to tax, penalties, and interest under the Tax Laws.

14.14    Indemnification. Subject to requirements of Maryland law, each individual who is or shall have been a member of the Board, or a Committee appointed by the Board, or an officer of the Company to whom authority was delegated in accordance with Article 3, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under this Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his/her own behalf, unless such loss, cost, liability, or expense is a result of his/her own willful misconduct or except as expressly provided by statute. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such individuals may be entitled under the Company’s Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

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Territorial Bancorp Inc.

1132 Bishop Street, Suite 2200
Honolulu, Hawaii 96813
808.946.1400

TERRITORIAL BANCORP INC.

ATTN: WALTER IDA

P.O. BOX 135040

HONOLULU, HI 96801-5040

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time May 24, 2017. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time May 24, 2017. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E25727-P91618-Z69813-Z69814                KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TERRITORIAL BANCORP INC.			For All	Withhold All	For All Except
The Board of Directors recommends you vote FOR the following:

1.	Election of Directors		☐	☐	☐

Nominees:

01) Howard Y. Ikeda
02) David S. Murakami
The Board of Directors recommends you vote FOR proposals 2, 3, 5 and 6 and “One Year” on proposal 4.			For	Against	Abstain

2.	The ratification of the appointment of Moss Adams LLP as our independent registered public accounting firm for the year ending December 31, 2017;		☐	☐	☐

3.	An advisory (non-binding) resolution to approve our executive compensation as described in the proxy statement;		☐	☐	☐
		1 Year	2 Years	3 Years	Abstain

4.	An advisory (non-binding) proposal with respect to the frequency that stockholders will vote on our executive compensation;	☐	☐	☐	☐

			Yes	No
Please indicate if you plan to attend this meeting.			☐	☐

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

		For	Against	Abstain

5.	The approval of an amendment to and re-approval of the material terms of the performance goals under the Territorial Bancorp Inc. 2010 Equity Incentive Plan; and	☐	☐	☐

6.	The re-approval of the material terms of the performance goals under the Territorial Bancorp Inc. Annual Incentive Plan.	☐	☐	☐
To transact such other business as may properly come before the meeting and any adjournment or postponement thereof. The Board of Directors is not aware of any such other business at this time.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally, but only one signature is required. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date

Signature (Joint Owners)	Date

V.1.1

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report to Stockholders are available at www.proxyvote.com.

E25728-P91618-Z69813-Z69814

TERRITORIAL BANCORP INC.

Annual Meeting of Stockholders

May 25, 2017 8:30 A.M.

This proxy is solicited by the Board of Directors

The undersigned hereby appoints the members of the official proxy committee of Territorial Bancorp Inc., or any of them, with full power of substitution in each, to act as proxy for the undersigned, and to vote all shares of common stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Stockholders to be held at 8:30 a.m. local time on May 25, 2017, at 1132 Bishop Street, Suite 611, Honolulu, Hawaii 96813, and any adjournment or postponement thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3, 5 and 6 AND FOR THE “1 YEAR” OPTION FOR PROPOSAL 4.

This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy, properly signed and dated, will be voted “FOR” proposals 1, 2, 3, 5 and 6, and for the “1 YEAR” option for proposal 4. If any other business is presented at the Annual Meeting, including whether or not to adjourn the meeting, this proxy will be voted by the proxies in their judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting. This proxy also confers discretionary authority on the proxy committee of the Board of Directors to vote (1) with respect to the election of any person as director, where the nominees are unable to serve or for good cause will not serve and (2) matters incident to the conduct of the meeting.

Continued and to be signed on reverse side

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